                                                         [PHOTO]








                                                         [PHOTO]







                                                         [PHOTO]




DECEMBER 31 1998                             ANNUAL REPORT
                                             STATE FARM VARIABLE PRODUCT TRUST




                                                        [LOGO]

                                     STATE FARM'S VARIABLE DEFERRED ANNUITY &
                                  STATE FARM'S VARIABLE UNIVERSAL LIFE INSURANCE

SERVICE IS ONLY A PHONE CALL AWAY

1-888-702-2307

Contact your local State Farm Agent or call our Variable Products
Administration Department TOLL FREE, at 1-888-702-2307.

Unit prices are available to you
24 HOURS A DAY, 7 DAYS A WEEK

Operations Specialist available 7 a.m. - 7 p.m.
Central Time Monday Through Friday.

By providing telephone authorization, and having your Personal Identification Number (PIN), you can:

  OBTAIN ACCOUNT VALUES (24 HRS A DAY)
  OBTAIN ANSWERS SPECIFIC TO YOUR POLICY
  TRANSFER ASSETS AMONG FUNDS
  CHANGE YOUR PREMIUM ALLOCATION
  CHANGE YOUR PIN
  CHANGE YOUR EXISTING DOLLAR COST AVERAGING
  CHANGE YOUR EXISTING PORTFOLIO REBALANCING
  REQUEST A POLICY WITHDRAWAL
  REQUEST A POLICY LOAN
   (VARIABLE UNIVERSAL LIFE ONLY)

Visit our home page www.statefarm.com

NOT FDIC INSURED.
- NO BANK GUARANTEE
- MAY LOSE VALUE

MESSAGE FROM ROGER TOMPKINS

I am proud to announce our first annual report and the first anniversary of our Variable Universal Life and Variable Deferred Annuity products. In our 70th year of business, the State Farm Life Insurance Companies retain the same strong conviction that we started with back in 1929 -- a conviction to help our customers protect themselves from an uncertain future.

                                                                         [PHOTO]

Our financial strength and claims-paying ability remains strong and we continue to receive the highest ratings from major agencies like Moody's, Standard & Poor's and A.M. Best. These high ratings tell you that the company has the financial strength to provide the benefits promised by each of our policies. 1998 was an excellent year for the State Farm Life Insurance Companies. We saw an increase in sales, in part due to the launch of our Variable

Products. In addition, we've talked with many of you about what products and services you would like to see from us in the future. You can expect to see some innovations and new products from State Farm in the next few years, both to keep us current with the latest technology as well as to bring you the products and services you've voiced an interest in.

As you read this report, keep in mind the important features and benefits of your policy. For example, our Variable Universal Life product combines the security of life insurance with the opportunity to invest the policy account value in the underlying investment options described in this report. It offers the benefit of financial protection for your beneficiaries against your premature death. On the other hand, our Variable Deferred Annuity allows you to apply account value to payout options that can provide guaranteed income for as long as you live and provides a death benefit if you die before annuitization.

We hope you continue to meet regularly with your agent to review your financial situation and your personal goals, as well as stay in touch with the innovations and new products we plan to offer. Regular meetings with your agent can help you periodically check on your changing needs as you provide for the security and protection of your family.

We appreciate the confidence you've shown in State Farm and in our life insurance products. We hope our high quality products, great service and prudently managed investment portfolios continue to meet your needs for many years to come.

Sincerely,

/s/ Roger Tompkins

Executive Vice President and Chief Administrative Officer
State Farm Life Insurance Company

                               TABLE OF CONTENTS

The Economy and Markets                  3

Portfolio of Investments

  Large Cap Equity Index Fund            8

  Small Cap Equity Index Fund           14

  International Equity Index
  Fund                                  33

  Stock & Bond Balanced Fund            46

  Bond Fund                             47

  Money Market Fund                     50

Financial Statements

  Statement of Assets and
  Liabilities                           52

  Statement of Operations               53

  Statement of Changes in Net
  Assets                                54

  Notes to Financial Statements         55

Financial Highlights                    59

Report of Independent Auditors          65

Notice of Withholding Election

This report must be accompanied or preceded by a prospectus.

                                                                       1 -------

MESSAGE TO VARIABLE PRODUCT CUSTOMERS

[PHOTO]

Financial markets generally provided investors with very good returns in 1998, but it was necessary to endure the volatility that occurred in late summer and early fall to reap the rewards. Over the course of the year, investments in diversified portfolios of U.S. and European large company common stocks and good quality bonds generally did well. Investments in small company common stocks, emerging market stocks and bonds, and low quality bonds generally experienced lower or negative returns.

The backdrop of decent growth in corporate profits and the general economy; low inflation; accommodating monetary policy; and interest rates moving to low levels ultimately gave investors the confidence to bid up the values of good quality investments in 1998. Prices of many financial assets now stand at the high end of historical valuation levels. In order for these levels to be maintained and move higher over the short-term, the favorable conditions mentioned earlier probably need to persist. From a long-term perspective, we have found that investments in portfolios of securities similar to those owned by the Funds covered in this report tend to achieve returns that are competitive with alternative investments which possess similar risks.

The following table presents total return information for the State Farm Variable Deferred Annuity and the State Farm Variable Universal Life insurance product. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                            VARIABLE DEFERRED
                                ANNUITY(1)
                        --------------------------
                                          TOTAL
                        TOTAL RETURN     RETURN       VARIABLE
                            WITH         WITHOUT     UNIVERSAL
                          SURRENDER     SURRENDER    LIFE TOTAL
         FUND              CHARGES       CHARGES     RETURN(2)
----------------------  -------------  -----------  ------------
Large Cap Equity Index
 Fund*                        19.39%        27.89%        11.94%
Small Cap Equity Index
 Fund**                       -9.51%        -2.66%       -14.24%
International Equity
 Index Fund*                   8.65%        16.86%         2.17%
Stock & Bond Balanced
 Fund**                        5.02%        12.96%         5.21%
Bond Fund*                    -2.52%         4.85%        -2.12%
Money Market Fund**           -4.09%         3.17%        -4.09%

*   Inception Date: January 22, 1998

**   Inception Date: January 29, 1998

As we present this first annual report covering the Funds to you, I cannot resist imparting a bit of philosophy which is deeply seeded in our investment activities at State Farm. Uncertainty always exists in all aspects of life, including investments in financial markets. Investors can cope with the uncertainties of financial markets by viewing their investments in the suitable Funds as long-term investments and regularly making periodic investments in the Funds' shares. Funds should be selected to match an investor's long-term investment objectives and tolerances for risk. We encourage investors to be patient and to be prepared to ride out market fluctuations, large and small, which will inevitably occur. In our opinion, the primary challenge for any investor is development of a long-term investment program which makes one comfortable regardless of what short-term direction markets take. This long-term approach is particularly appropriate since the variable products involve fees and charges which are described in the prospectus.

I have included a discussion on the U.S. Economy, U.S. Equity Market, U.S. Bond Market and International Economies and Markets on pages 3 and 4.

/s/ Kurt R. Moser

------------------------

(1)The State Farm Variable Deferred Annuity product total returns reflect all contract-level and underlying fund fees and expenses, including the imposition of the maximum surrender charge of 7% where indicated. The fees and expenses are based on an assumed average account size of $5,600. The total return period begins on the Fund inception date (as noted) and ends on December 31, 1998. These total returns apply only to the State Farm Life Insurance Company product and not to the State Farm Life and Accident Assurance Company product. The State Farm Life and Accident Assurance Company does not yet have sufficient performance history to calculate total returns.

(2)The State Farm Variable Universal Life product total returns reflect all contract-level and underlying fund fees and expenses, except for surrender charges and the cost of insurance. If the cost of insurance were reflected, the performance quoted would be significantly lower than shown. Please refer to the hypothetical illustrations in the State Farm Variable Universal Life prospectus to see how the cost of insurance can impact performance. We encourage you to obtain a personalized illustration of historical performance that reflects the cost of insurance. The fees and expenses reflected in this calculation are based on an assumed average account size of $2,500. The total return period begins on the product effective registration date of February 11, 1998, and ends December 31, 1998. These total returns apply only to the State Farm Life Insurance Company product and not to the State Farm Life and Accident Assurance Company product. The State Farm Life and Accident Assurance Company does not yet have sufficient performance history to calculate total returns.

---------
       2

THE U.S. ECONOMY

The U.S. economy remains remarkably robust thanks to strength in consumer spending. The strong showing in the consumer sector has been able to offset weakness on the manufacturing side where weak export demand and intense overseas competition have been taking their toll. Our country is in its eighth consecutive year of generally good economic times. Consumers continue to be willing to spend money for goods and services as they are encouraged by high levels of employment and growth in personal income. Low levels of inflation and interest rates have combined with good investment returns to further bolster consumer confidence.

Growth in U.S. real gross domestic product for 1998 was 3.9%. For the fourth quarter of 1998, growth of the real gross domestic product was a surprisingly strong 5.6%. The recent report on fourth quarter economic activity even showed some improvement in two of the economy's weak spots-- manufacturing and exports. However, one probably should not be too eager to proclaim these weak sectors as being healthy again. It is fairly apparent that approximately 40% of the world economy is either stagnant or in recession, concentrated primarily in Japan and the emerging countries. A major worry for the domestic economy is the possibility that this global weakness will spread to the United States in significant ways.

ECONOMIC GROWTH AND INFLATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            ECONOMIC GROWTH   INFLATION
1988                    3.8%       4.4%
1989                    3.4%       4.6%
1990                    1.3%       6.1%
1991                   -1.0%       3.1%
1992                    2.7%       2.9%
1993                    2.3%       2.7%
1994                    3.5%       2.7%
1995                    2.0%       2.5%
1996                    2.8%       3.3%
1997                    3.8%       1.7%
1998                    3.9%       1.6%

Economic growth is represented by the percentage change in Real Gross Domestic product. Percentage change in the Consumer Price Index-Urban is used for inflation.

THE U.S. EQUITY MARKET

The U.S. stock market in 1998 overcame a decline of approximately 20% in late summer and early fall and posted excellent returns for the fourth consecutive year. The S&P 500 Index produced a 28.6% total return for the year. This four-year streak of returns in excess of 20% for the S&P 500 Index is unprecedented in U.S. stock market history. Realistically, returns of this magnitude are not sustainable for long periods of time.

During 1998 and over the four-year period from 1995-98, returns of the S&P 500 have been generated by an increasingly narrow group of stocks. Throughout the four-year period from 1995-98, more than 50% of the total return of the S&P 500 Index was produced by only 20 stocks. In 1998, about 50% of the total return of the S&P 500 Index was provided by only ten stocks. Furthermore, the 150 largest stocks in the S&P 500 increased an average of 28.5% in 1998 compared to a 4.9% gain for the 350 smaller stocks which are contained in the Index.

The differences between returns of small and large company common stocks was also obvious in the performance of the Russell 2000 Index, which is made up of stocks of smaller companies. The Russell 2000 experienced a 2.6% decline in 1998.

                                                                       3 -------

THE U.S. BOND MARKET

Investors in good quality bonds also enjoyed a fine year in 1998. Prices of high quality bonds rose while interest rates trended downward significantly. Interestingly, the magnitude of interest rate declines was much less for bonds with lower credit ratings. In fact, contrary to the general falling trend in interest rates, yields have actually risen on bonds carrying ratings below investment grade. These movements display investors' preferences for higher quality assets during times when financial markets across the globe are volatile and the future seems more uncertain.

The Lehman Brothers Government/Corporate Intermediate Term Index, which is considered representative of the market for high-quality intermediate-term bonds, produced a total return of 8.4% in 1998.

Central banks across the developed world eased monetary policy in the second half of the year in response to evidence that their economies were slowing. The United States Federal Reserve Board was very prominent in this activity. Its Open Market Committee cut short-term interest rates by a total of 75 basis points through three 25 basis point moves within a seven-week period beginning in late September. Current low levels of inflation give the Federal Reserve flexibility to do whatever it deems necessary in an attempt to keep our economy growing. While long-term market interest rates have followed the direction of short-term yields in 1998, that is not always the case. Market interest rates are also influenced heavily by expectations for the economy, inflation and international capital flows.

INTERNATIONAL ECONOMIES AND MARKETS

Virtually all international economies are currently exhibiting economic conditions which are much weaker than we are experiencing in the United States. Even Europe, which was more or less keeping pace with the United States earlier in the year, now is starting to show signs of slower growth. The Asian turmoil has subsided, but emerging economies in that region remain quite weak. China is showing some economic strains, and Japan continues to muddle along with unacceptable general economic results. Currency and economic problems are surfacing in Brazil, and some evidence indicates that those difficulties may be spreading to the rest of Latin America.

The EAFE-Registered Trademark- Free Index is a broad market index that encompasses markets through the developed free world. The Index achieved an 18.3% return in U.S. dollar terms in 1998. Very strong returns in most European markets, which account for 73% of the Index, overcame weakness in Asia and New Zealand. The EAFE Index does not include stock markets of countries with so-called emerging economies.

---------
       4

               STATE FARM VARIABLE PRODUCT TRUST UNDERLYING FUNDS

LARGE CAP EQUITY INDEX FUND

The Large Cap Equity Index Fund seeks to match the return of the S&P 500-Registered Trademark- Index(1), which tracks the common stock performance of 500 large companies in a broad range of industries. The Fund invests in each of the stocks in the S&P 500-Registered Trademark- in the same capitalization-weighted proportion that the stock has in the index. For the year ended December 31, 1998, the Fund benefited from continued strength in the equity market, with particularly strong performance from the large companies that are included in the S&P 500 Index.

See the previous section on the U.S. Economy and U.S. Equity Market. Financial Highlights on page 57.

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                     FOR THE PERIOD ENDED DECEMBER 31, 1998

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                              LARGE CAP EQUITY INDEX
                                                       FUND             S&P 500 INDEX*

                                  01/22/98                  $10,000.00       $10,000.00
                                  12/31/98                  $12,926.40       $12,948.99
Fund's total return since
inception                                                       29.26%

*The S&P 500 Index tracks the common stock performance of large U.S. companies in the manufacturing, utilities, transportation, and financial industries. It also tracks the performance of common stocks issued by foreign and smaller U.S. companies in similar industries. In total, the S&P 500 is comprised of 500 common stocks. Unlike an investment in the Large Cap Equity Index Fund, a theoretical investment in the Index does not reflect any expenses.

SMALL CAP EQUITY INDEX FUND

The Small Cap Equity Index Fund seeks to match the return of the Russell 2000-Registered Trademark- Index(2), which includes 2000 companies with average market capitalization of $570 million. This index was created by the Frank Russell Trust Company to give investors an idea of how the stocks of the smaller companies are performing. The Small Cap Equity Index Fund invests in a diversified portfolio of common stocks intended to reflect, as a group, the total investment return of the Russell 2000-Registered Trademark- Index. Returns will sometimes vary from the return of the Index because the Fund invests in a representative sample of the 2000 stocks in the Index, but not in every stock included in the Index.

See the previous section on the U.S. Economy and U.S. Equity Market. Financial Highlights on page 58.

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                     FOR THE PERIOD ENDED DECEMBER 31, 1998

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                              SMALL CAP EQUITY INDEX
                                                       FUND             RUSSELL 2000 INDEX*

                                   1/29/98                  $10,000.00           $10,000.00
                                  12/31/98                   $9,810.59            $9,857.48
Fund's total return since
inception                                                       -1.89%

*The Russell 2000 Index tracks the common stock performance of the 2,000 smallest U.S. companies in the Russell 3000 Index, which represents approximately 10% of the total capitalization of the Russell 3000 Index. Unlike an investment in the Small Cap Equity Index Fund, a theoretical investment in the Index does not reflect any expenses.

------------------------

 Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

(1) "Standard & Poor's-Registered Trademark-", "S&P-Registered Trademark-", "S&P 500-Registered Trademark-", "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Trust. Neither the Large Cap Equity Index Fund nor the Stock and Bond Balanced Fund (the "Funds") is sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Funds. (For more information regarding the S&P 500 Index, see the SAI.)

(2) The Russell 2000-Registered Trademark- Index is a trademark/service mark of the Frank Russell Company. Russell-TM- is a trademark of the Frank Russell Company. The Small Cap Equity Index Fund (the "Fund") is not sponsored, endorsed, sold or promoted by the Frank Russell Company, and the Frank Russell Company makes no representation regarding the advisability of investing in the Fund. (For more information regarding the Russell 2000 Index, see the SAI.)

                                                                       5 -------

INTERNATIONAL EQUITY INDEX FUND

The benchmark index used by the International Equity Index Fund is the Morgan Stanley EAFE-Registered Trademark- Free Index(3), which measures the performance of stock markets in 15 European nations, Australia, New Zealand, and the three largest markets in Asia. The Index includes equity securities of approximately 1,100 companies in these countries. As of December 31, 1998, the countries with the highest weights were the United Kingdom, which accounted for 21.3% of the Index, Japan at 21.0%, and Germany, which represented 10.7%.

See the previous section on International Economies and Markets. Financial Highlights on page 59.

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                     FOR THE PERIOD ENDED DECEMBER 31, 1998

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                             INTERNATIONAL EQUITY INDEX
                                                        FUND               EAFE FREE INDEX*

                                   1/22/98                     $10,000.00         $10,000.00
                                  12/31/98                     $11,789.82         $11,760.00
Fund's total return since
inception                                                          17.90%

*The Morgan Stanley Capital International Europe, Australia and Far East Free (EAFE Free) Index currently measures the performance of stock markets of Europe, Australia, New Zealand, and the Far East and takes into account local market restrictions on share ownership by foreigners. EAFE Free is meant to reflect actual opportunities for foreign investors in a local market. Unlike an investment in the International Equity Index Fund, a theoretical investment in the Index does not reflect any expenses.

BOND FUND

The Bond Fund seeks to realize over a period of years the highest yield consistent with prudent investment management through current income and capital gains. For different time periods, total return may vary considerably depending on interest rate trends, since bond prices and interest rates move in opposite directions. However, investors should bear in mind that the income from the Bond Fund is quite stable.

See the previous section on the U.S. Bond Market. Financial Highlights on page
61.

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                     FOR THE PERIOD ENDED DECEMBER 31, 1998

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                            LEHMAN BROTHERS GOVT/CORP INTERMEDIATE
                                             BOND FUND                      INDEX*

                                  01/22/98   $10,000.00                                    $10,000.00
                                  12/31/98   $10,648.97                                    $10,714.00
Fund's total return since
inception                                         6.49%

*The Lehman Brothers Government/Corporate Intermediate Index contains approximately 4,700 U.S. Government and corporate bonds with maturities ranging from one to ten years and an outstanding par value of at least $100 million.

The Lehman Brothers Government/Corporate Intermediate Index represents an unmanaged group of bonds that differ from the composition of the Bond Fund. Unlike an investment in the Bond Fund, a theoretical investment in the Index does not reflect any expenses.

------------------------

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

(3) The Morgan Stanley Capital International Europe, Australia and Far East Free (EAFE-Registered Trademark- Free) Index is the exclusive property of Morgan Stanley & Co. Incorporated ("Morgan Stanley"). Morgan Stanley Capital International is a service mark of Morgan Stanley and has been licensed for use by the Trust. The International Equity Index Fund (the "Fund") is not sponsored, endorsed, sold or promoted by Morgan Stanley and Morgan Stanley makes no representation regarding the advisability of investing in the Fund. (For more information regarding the Morgan Stanley Capital International EAFE Free Index, see the SAI.)

---------
       6

STOCK AND BOND BALANCED FUND

The Stock and Bond Balanced Fund seeks long-term growth of capital, balanced with current income by investing primarily in shares of the Large Cap Equity Index Fund and the Bond Fund. The Balanced Fund usually invests approximately 60% of its net assets in the Large Cap Equity Index Fund and 40% in the Bond Fund.

At December 31, 1998, 62% of the Stock and Bond Balanced Fund's assets were invested in the Large Cap Equity Index Fund and 38% in the Bond Fund, in line with the Fund's stated objectives.

See the previous section on the U.S. Economy, U.S. Equity Market, and the U.S. Bond Market. Financial Highlights on page 60.

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                     FOR THE PERIOD ENDED DECEMBER 31, 1998

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                               STOCK AND              S&P 500          LEHMAN BROTHERS GOVT/
                                                          BOND BALANCED FUND          INDEX*          CORP INTERMEDIATE INDEX*

                                             01/29/98                 $10,000.00       $10,000.00                      $10,000.00
                                             12/31/98                 $11,465.60       $13,050.59                      $10,717.70
Fund's total return since inception                                       14.66%

*See footnotes to the Large Cap Fund and the Bond Fund graphs on pages 5 and 6 for a description of the indices.

MONEY MARKET FUND

The Money Market Fund seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Fund pursues this objective by investing in high quality commercial paper and other short-term debt securities. An investment in the Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Financial Highlights on page 62.

------------------------

 Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

                                                                       7 -------

         STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1998

  SHARES                                                  VALUE
-----------                                            -----------
COMMON STOCKS (77.4%)
AEROSPACE/DEFENSE (.5%)
      4,151  Boeing Co.                                $   135,427
        527  General Dynamics Corp.                         30,895
        803  Lockheed Martin Corp.                          68,054
        263  Northrop Grumman Corp.                         19,232
                                                       -----------
                                                           253,608
                                                       -----------
AGRICULTURE, FOODS, & BEVERAGE (4.4%)
        149  Adolph Coors Co. Class B                        8,409
      2,004  Anheuser Busch Cos. Inc.                      131,514
      2,508  Archer-Daniels-Midland Company                 43,106
      1,204  Bestfoods                                      64,113
        258  Brown Forman Corp. Class B                     19,527
      1,864  Campbell Soup Company                         102,520
      1,607  Coca-Cola Enterprises Inc.                     57,450
      2,028  ConAgra Inc.                                   63,882
        651  Fred Meyer (a)                                 39,223
        656  General Mills Inc.                             51,004
        625  Hershey Foods Corp.                            38,867
      1,468  HJ Heinz Co.                                   83,126
      1,646  Kellogg Company                                56,170
      6,109  Pepsico Inc.                                  250,087
        963  Pioneer Hi-Bred International                  26,001
        567  Quaker Oats Co.                                33,736
      1,314  Ralston Purina Co.                             42,541
      1,330  RJR Nabisco Holdings                           39,484
      3,848  Sara Lee Corp.                                108,466
      1,637  Seagram Ltd.                                   62,206
        540  Supervalu Inc.                                 15,120
      1,374  Sysco Corp.                                    37,699
     10,215  The Coca-Cola Company                         683,128
      2,664  Unilever NV                                   220,946
          1  Vlasic Foods International Inc. (a)                24
        507  William Wrigley Jr. Co.                        45,408
                                                       -----------
                                                         2,323,757
                                                       -----------

AIRLINES (.3%)
        739  AMR Corp. (a)                                  43,878
        596  Delta Air Lines Inc.                           30,992
      1,356  Laidlaw, Inc.                                  13,645
      1,408  Southwest Airlines Co.                         31,592
        407  US Airways Group Inc. (a)                      21,164
                                                       -----------
                                                           141,271
                                                       -----------

AUTOMOTIVE (1.2%)
        106  Aeroquip-Vickers Inc.                           3,173
        382  Cooper Tire & Rubber Co.                        7,807
        151  Cummins Engine Inc.                             5,360
          1  Daimler Chrysler (a)                               96
        675  Dana Corp.                                     27,591
      5,062  Ford Motor Co.                                297,076

  SHARES                                                  VALUE
-----------                                            -----------
      2,723  General Motors Corp.                      $   194,865
        722  Genuine Parts Co.                              24,142
        652  Goodyear Tire & Rubber Co.                     32,885
        385  ITT Industries Inc.                            15,304
        225  Navistar International Corp. (a)                6,412
        285  Paccar Inc.                                    11,721
        197  Snap On Inc.                                    6,858
        511  TRW Inc.                                       28,712
                                                       -----------
                                                           662,002
                                                       -----------

BANKS (5.2%)
      1,260  Bank of Boston Corp.                           49,061
      3,154  Bank of New York Inc.                         126,948
      4,837  Bank One Corporation                          246,989
      7,123  BankAmerica Corp.                             428,270
        421  Bankers Trust NY Corp.                         35,969
      1,186  BB&T Corp.                                     47,811
      3,534  Chase Manhattan Corp.                         240,533
        665  Comerica Inc.                                  45,345
      1,137  Fifth Third Bancorp                            81,082
      4,138  First UN Corp.                                251,642
      2,406  Fleet Financial Group Inc.                    107,518
        218  Golden West Financial                          19,988
        846  Hunting Bancshares Inc.                        25,433
        720  JP Morgan & Co. Inc.                           75,645
      1,928  Keycorp                                        61,696
      1,116  Mellon Bank Corp.                              76,725
        487  Northern Trust Co.                             42,521
      1,284  PNC Bank Corp.                                 69,497
        468  Republic NY Corp.                              21,323
        661  State Street Corp.                             45,981
        716  Summit Bancorp                                 31,280
        836  Suntrust Banks Inc.                            63,954
      1,110  Synovus Financial Corp.                        27,056
        843  Wachovia Corporation                           73,710
      2,480  Washington Mutual Inc.                         94,705
      6,679  Wells Fargo                                   266,743
      2,970  US Bancorp                                    105,435
                                                       -----------
                                                         2,762,860
                                                       -----------

BUILDING MATERIALS & CONSTRUCTION (.2%)
        156  Armstrong World Industries                      9,409
        395  Black & Decker Corp.                           22,145
        193  Centex Corp.                                    8,697
        147  Fleetwood Enterprises Inc.                      5,108
        128  Kaufman & Broad Home Corp.                      3,680
      1,390  Masco Corp.                                    39,962
        182  Owens Corning                                   6,450
        134  Pulte Corp.                                     3,727
        328  Stanley Works                                   9,102
                                                       -----------
                                                           108,280
                                                       -----------

---------
       8

         STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1998

  SHARES                                                  VALUE
-----------                                            -----------
CHEMICALS (1.4%)
        913  Air Products & Chemicals Inc.             $    36,520
        263  BF Goodrich Co.                                 9,435
        913  Dow Chemical                                   83,026
        357  Eastman Chemical Co.                           15,976
        533  Ecolab Inc.                                    19,288
      4,700  EI du Pont de Nemours & Co.                   249,394
        589  Engelhard Corp.                                11,485
        108  FMC Corp. (a)                                   6,048
        195  Great Lakes Chemical Corp.                      7,800
        443  Hercules Inc.                                  12,127
        468  Int'l Flavors & Fragrances                     20,680
      2,619  Monsanto Co.                                  124,402
        466  Morton International Inc.                      11,417
        258  Nalco Chemical Co.                              7,998
        721  PPG Industries Inc.                            41,998
        655  Praxair Inc.                                   23,089
        716  Rohm & Haas Co.                                21,570
        450  Sigma-Aldrich Corporation                      13,219
        561  Union Carbide Corp.                            23,842
        348  WR Grace (a)                                    5,459
                                                       -----------
                                                           744,773
                                                       -----------
COMMERCIAL SERVICE/SUPPLY (1.3%)
      3,535  Cendant Corp. (a)                              67,386
        362  Deluxe Corp.                                   13,236
        705  Dun & Bradstreet                               22,252
      1,349  Eastman Kodak Co.                              97,128
        632  FDX Corp. (a)                                  56,248
        373  H&R Block Inc.                                 16,785
        602  Interpublic Group Cos. Inc.                    48,009
        427  Moore Ltd.                                      4,697
      1,164  Pitney Bowes Inc.                              76,897
        165  Polaroid Corp.                                  3,083
        616  RR Donnelley & Sons Inc.                       26,988
      1,113  Service Corp. International                    42,364
      1,300  Staples Inc. (a)                               56,794
      1,351  Xerox Corporation                             159,418
                                                       -----------
                                                           691,285
                                                       -----------

COMPUTER SOFTWARE AND SERVICES (4.2%)
        241  Adobe Systems Inc.                             11,267
        172  Autodesk Inc.                                   7,342
      1,244  Automatic Data Processing Inc.                 99,753
        278  Ceridian Corp. (a)                             19,408
      2,187  Computer Associates Intl. Inc.                 93,221
        675  Computer Sciences Corp. (a)                    43,495
      2,031  Electronic Data Systems Corp.                 102,058
      1,880  First Data Corp.                               59,573
        656  Gateway 2000 Inc. (a)                          33,579
      1,924  HBO & Co.                                      55,195
     10,324  Microsoft Corporation (a)                   1,431,810
      1,423  Novell Inc. (a)                                25,792
      4,048  Oracle Corp. (a)                              174,570
  SHARES                                                  VALUE
-----------                                            -----------
      1,143  Parametric Technology Corp. (a)           $    18,717
        900  PeopleSoft Inc.                                17,044
         75  Shared Medical Systems Corp.                    3,741
      1,099  Unisys Corp. (a)                               37,847
                                                       -----------
                                                         2,234,412
                                                       -----------

COMPUTERS (4.2%)
      1,486  3Com Corp. (a)                                 66,591
         74  America Online (a)                             10,711
        599  Apple Computer Inc. (a)                        24,522
        862  Ascend Communications (a)                      56,676
        691  Cabletron Systems Inc. (a)                      5,787
      7,063  Compaq Computer Corp.                         296,205
        196  Data General Corp. (a)                          3,222
      5,268  Dell Computer Corp. (a)                       385,552
      2,066  EMC Corp. (a)                                 175,610
      4,288  Hewlett-Packard Company                       292,924
        575  Ikon Office Solutions                           4,923
      3,883  Int'l Business Machines Corp.                 717,384
      1,063  Seagate Technology (a)                         32,156
        749  Silicon Graphics Inc. (a)                       9,643
      1,553  Sun Microsystems Inc. (a)                     132,976
                                                       -----------
                                                         2,214,882
                                                       -----------

CONSUMER & MARKETING (2.9%)
        187  Alberto-Culver Company                          4,991
        272  American Greetings Corp. Class A               11,169
      1,108  Avon Products Inc.                             49,029
        449  Brunswick Corp.                                11,113
        448  Clorox Co.                                     52,332
      1,226  Colgate Palmolive Co.                         113,865
        581  Darden Restaurants Inc.                        10,458
        867  Fort James Corp.                               34,680
        553  Hasbro Inc.                                    19,977
        128  Jostens Inc.                                    3,352
      2,233  Kimberly Clark Corp.                          121,698
      1,216  Mattel Inc.                                    27,740
        410  Maytag Corp.                                   25,522
      2,839  McDonald's Corporation                        217,538
        683  Newell Co.                                     28,174
      5,533  Procter & Gamble Co.                          505,232
        649  Rubbermaid Incorporated                        20,403
      4,638  The Gillette Company                          224,073
        653  Tricon Global Restaurants (a)                  32,732
        197  Tupperware Corp.                                3,238
        539  Wendys International Inc.                      11,757
        280  Whirlpool Corp.                                15,505
                                                       -----------
                                                         1,544,578
                                                       -----------

CONSUMER DISCRETIONARY (.0%)
        521  Danaher Corp.                                  28,297
                                                       -----------

CONTAINERS & PACKAGING (.1%)
        110  Ball Corp.                                      5,032

                                                                       9 -------

         STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1998

  SHARES                                                  VALUE
-----------                                            -----------
        181  Bemis Inc.                                $     6,867
        521  Crown Cork & Seal Inc.                         16,053
        646  Owens-Illinois Inc. (a)                        19,784
        169  Sealed Air Corporation (a)                      8,630
        224  Sealed Air Corporation Conv. Pref. (a)         11,438
        188  Temple Inland Inc.                             11,151
                                                       -----------
                                                            78,955
                                                       -----------

DURABLE PRODUCTS (.0%)
        130  Milacron Inc.                                   2,502
                                                       -----------

ELECTRONIC/ELECTRICAL MFG. (5.4%)
        633  Advanced Micro Devices Inc. (a)                18,317
        874  AMP Inc.                                       45,503
      1,503  Applied Materials Inc. (a)                     64,159
        165  EG&G Inc.                                       4,589
        178  Elmer Perkin Corp.                             17,366
      1,861  Emerson Electric Co.                          116,429
     13,560  General Electric Company                    1,383,968
        552  Honeywell Inc.                                 41,573
      6,842  Intel Corporation                             811,205
        319  KLA-Tencor Corp. (a)                           13,837
        583  LSI Logic Corp. (a)                             9,401
        857  Micron Technology Inc. (a)                     43,332
        701  National Semiconductor Corp. (a)                9,463
        297  Raychem Corporation                             9,597
      1,377  Raytheon Co.                                   73,325
        792  Rockwell International Corp.                   38,461
        176  Tektronix Inc.                                  5,291
      1,599  Texas Instruments Inc.                        136,814
        195  Thomas & Betts Corp.                            8,446
        448  WW Grainger Inc.                               18,648
                                                       -----------
                                                         2,869,724
                                                       -----------
ENGINEERING & CONSTRUCTION (.0%)
        367  Fluor Corp.                                    15,620
        131  Foster Wheeler Corp.                            1,728
        187  McDermott International Inc.                    4,617
                                                       -----------
                                                            21,965
                                                       -----------

ENVIRONMENTAL CONTROLS (.2%)
        695  Browning Ferris Industrials                    19,764
      2,403  Waste Management Inc.                         112,040
                                                       -----------
                                                           131,804
                                                       -----------

FINANCIAL SERVICES (4.4%)
      1,903  American Express Company                      194,582
      1,077  American General Corporation                   84,006
      2,898  Associates First Capital                      122,803
        496  Bear Stearns Companies Inc.                    18,538
        261  Capital One Financial Corp.                    30,015
      1,710  Charles Schwab Corp.                           96,081
      9,467  Citigroup                                     468,616
  SHARES                                                  VALUE
-----------                                            -----------
        481  Countrywide Credit Inds. Inc.             $    24,140
        625  Equifax Inc.                                   21,367
      2,783  Federal Home Loan Mortgage                    179,330
      4,286  Federal National Mtg. Assn.                   317,164
      1,092  Franklin Resources Inc.                        34,944
      2,043  Household International Inc.                   80,954
        504  Lehman Brothers Holding Inc.                   22,207
        449  MBIA Inc.                                      29,438
      3,151  MBNA Corporation                               78,578
        640  Mercantile Bancorporation                      29,520
      1,425  Merrill Lynch & Company Inc.                   95,119
        503  MGIC Investment Corp.                          20,026
      2,427  Morgan Stanley Dean Witter                    172,317
      1,351  National City Corp.                            97,947
        678  Paychex Inc.                                   34,875
        946  Regions Financial Corp.                        38,136
        680  SLM Holding Corp.                              32,640
        531  Union Planters                                 24,061
                                                       -----------
                                                         2,347,404
                                                       -----------

FOREST PRODUCTS (.4%)
        187  Boise Cascade Corp.                             5,797
        417  Champion International Corp.                   16,888
        403  Georgia Pacific Corp.                          23,601
      1,304  International Paper Co.                        58,436
        494  Louisiana Pacific Corp.                         9,046
        459  Mead Corporation                               13,454
        108  Potlatch Corp.                                  3,982
        264  Union Camp Corp.                               17,820
        454  Westvaco Corp.                                 12,173
        814  Weyerhaeuser Co.                               41,361
        497  Willamette Industries Inc.                     16,649
                                                       -----------
                                                           219,207
                                                       -----------

HEALTH CARE (9.2%)
      6,248  Abbott Laboratories                           306,152
        240  Allergan Inc.                                  15,540
        400  Alza Corporation (a)                           20,900
      5,441  American Home Products Corp.                  306,396
        195  Baush & Lomb Inc.                              11,700
      1,194  Baxter International Inc.                      76,789
      1,068  Becton Dickinson & Co.                         45,590
        498  Biomet Inc.                                    20,044
      1,608  Boston Scientific Corp. (a)                    43,115
      4,121  Bristol-Myers Squibb                          551,441
        836  Cardinal Health Inc.                           63,432
      2,683  Columbia/HCA Healthcare Corp.                  66,404
        189  CR Bard Inc.                                    9,355
      4,591  Eli Lilly & Co.                               408,025
        645  Guidant Corp.                                  71,111
        483  Health Care & Retirement (a)                   14,188
      1,795  Healthsouth Corp. (a)                          27,710
        677  Humana Inc. (a)                                12,059
      5,566  Johnson & Johnson                             466,848

---------
      10

         STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1998

  SHARES                                                  VALUE
-----------                                            -----------
        271  Mallinckrodt Inc.                         $     8,350
      1,980  Medtronic Inc.                                147,015
      4,938  Merck & Co. Inc.                              729,281
      5,406  Pfizer Inc.                                   678,115
      2,078  Pharmacia & Upjohn Inc.                       117,667
      6,054  Schering Plough Corp.                         334,483
        383  St. Jude Medical, Inc. (a)                     10,604
      1,285  Tenet Healthcare Corp. (a)                     33,731
        766  United Healthcare Corp.                        32,986
      3,402  Warner Lambert Co.                            255,788
                                                       -----------
                                                         4,884,819
                                                       -----------

INSURANCE (2.6%)
        587  Aetna Inc.                                     46,153
      3,412  Allstate Corp.                                131,789
      4,382  American Int'l Group Inc.                     423,411
        700  Aon Corp.                                      38,763
        680  Chubb Corp.                                    44,115
        869  Cigna Corp.                                    67,185
      1,311  Conseco Inc.                                   40,067
        932  Hartford Financial Svcs. Group                 51,144
        470  Jefferson Pilot Corp.                          35,250
        454  Lincoln National Corp.                         37,143
        493  Loews Corp.                                    48,437
      1,106  Marsh & McLennan Cos. Inc.                     64,632
        284  Progressive Corp.                              48,103
        595  Provident Companies Inc.                       24,693
        620  Providian Financial Corp.                      46,500
        522  Safeco Corp.                                   22,413
        933  St. Paul Companies Inc.                        32,422
        940  Sunamerica Inc.                                76,258
        620  Torchmark Corp.                                21,894
        246  Transamerica Corp.                             28,413
        567  UNUM Corp.                                     33,099
                                                       -----------
                                                         1,361,884
                                                       -----------

LODGING & GAMING (.1%)
        477  Harrahs Entertainment Inc. (a)                  7,483
      1,135  Hilton Hotels Corp.                            21,707
      1,000  Marriott International Class A                 29,000
        758  Mirage Resorts Inc. (a)                        11,323
                                                       -----------
                                                            69,513
                                                       -----------

MACHINERY & MANUFACTURING (2.0%)
      2,287  AlliedSignal Inc.                             101,343
        505  Avery Dennison Corp.                           22,757
        100  Briggs & Stratton Corp.                         4,988
        275  Case Corp.                                      5,998
      1,494  Caterpillar Inc.                               68,724
        680  Cincinnati Financial Corp.                     24,905
        471  Cooper Industries Inc.                         22,461
        912  Corning Incorporated                           41,040
        225  Crane Co.                                       6,792
      1,044  Deere & Co.                                    34,583
  SHARES                                                  VALUE
-----------                                            -----------
        879  Dover Corp.                               $    32,193
        269  Eaton Corp.                                    19,015
        299  Harnischfeger Inc.                              3,046
      1,058  Illinois Tool Works                            61,364
        671  Ingersoll Rand Co.                             31,495
        389  Johnson Controls Inc.                          22,951
        137  Millipore Corp.                                 3,896
      1,696  Minnesota Mining & Mfg.                       120,628
         16  Nacco Industries Inc.                           1,472
        161  National Service Industries Inc.                6,118
        529  Pall Corporation                               13,390
        498  Parker Hannifin Corp.                          16,310
        705  Tenneco Inc.                                   24,014
        668  Textron Inc.                                   50,726
        667  Thermo Electron Corp. (a)                      11,297
        201  Timken Co.                                      3,794
      2,672  Tyco International Ltd.                       201,569
        925  United Technologies Corp.                     100,594
                                                       -----------
                                                         1,057,463
                                                       -----------

MEDIA & BROADCASTING (2.6%)
      2,906  CBS Corp. (a)                                  95,172
      1,054  Clear Channel Communications (a)               57,443
      1,522  Comcast Corp. Class A                          89,322
        442  Dow Jones & Co., Inc.                          21,271
      1,202  Gannett Inc.                                   79,557
        271  King World Productions Inc. (a)                 7,978
        368  Knight Ridder Inc.                             18,814
        430  McGraw-Hill Companies Inc.                     43,806
        181  Meredith Corp.                                  6,855
        784  New York Times Co.                             27,195
      1,187  Nextel Communications (a)                      28,043
        682  Omnicom Group                                  39,556
      2,263  Tele Communications Class A (a)               125,172
      8,504  The Walt Disney Company                       255,120
      5,118  Time Warner Inc.                              317,636
        369  Times Mirror Co.                               20,664
        521  Tribune Co.                                    34,386
      1,480  Viacom Inc. (a)                               109,520
                                                       -----------
                                                         1,377,510
                                                       -----------

MINING & METALS (.5%)
        889  Alcan Aluminium Ltd.                           24,059
        797  Allegheny Teledyne                             16,289
        779  ALCOA Inc.                                     58,084
        131  Asarco Inc.                                     1,973
      1,519  Barrick Gold Corp.                             29,621
      1,009  Battle Mountain Gold Co.                        4,162
        550  Bethlehem Steel Corp. (a)                       4,606
        437  Cyprus Amax Minerals Co.                        4,370
        761  Freeport-McMoRan Copper & Gold Inc. (a)         7,943
        843  Homestake Mining Co.                            7,745
        709  Inco Limited                                    7,489
        713  Newmont Mining Corp.                           12,879

                                                                       11-------

         STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1998

  SHARES                                                  VALUE
-----------                                            -----------
        326  Nucor Corporation                         $    14,100
        212  Phelps Dodge Corp.                             10,786
      1,103  Placer Dome Inc.                               12,685
        268  Reynolds Metals Co.                            14,120
        422  USX US Steel                                    9,706
        418  Worthington Industries Inc.                     5,225
                                                       -----------
                                                           245,842
                                                       -----------

OIL, GAS, & OTHER ENERGY (5.2%)
        413  Amerada Hess Corporation                       20,547
      3,358  Amoco Corp.                                   202,739
        515  Anadarko Petroleum Corp.                       15,901
        456  Apache Corp.                                   11,542
        280  Ashland Inc.                                   13,545
      1,341  Atlantic Richfield Inc.                        87,500
      1,308  Baker Hughes Inc.                              23,135
        718  Burlington Resources Inc.                      25,713
      2,722  Chevron Corporation                           225,756
        849  Coastal Corp.                                  29,662
        379  Columbia Energy Group                          21,887
        416  Consolidated Natural Gas                       22,464
         91  Eastern Enterprises                             3,981
      1,360  Enron Corp.                                    77,605
     10,084  Exxon Corporation                             737,393
      1,833  Halliburton Co.                                54,303
        200  Helmerich & Payne Inc.                          3,875
        170  Kerr McGee Corp.                                6,503
      3,257  Mobil Corp.                                   283,766
        172  Nicor Inc.                                      7,267
      1,462  Occidental Pete Corp.                          24,671
         87  Oneok Inc.                                      3,143
        461  Oryx Energy Company (a)                         6,195
          6  Pennzenergy                                        98
          6  Pennzoil-Quaker State Co. (a)                      89
        120  Peoples Energy Corp.                            4,785
      1,108  Pete Phillips Co.                              47,229
        398  Rowan Companies Inc. (a)                        3,980
      8,873  Royal Dutch Petroleum Company                 424,795
      2,218  Schlumberger Ltd.                             102,305
        972  Sempra Energy                                  24,665
        468  Sonat Inc.                                     12,665
        442  Sunoco Inc.                                    15,940
      2,195  Texaco Inc.                                   116,061
      1,082  Union Pacific Resources Group Inc.              9,806
      1,027  Unocal Corp.                                   29,976
      1,311  USX Marathon Group                             39,494
      1,789  Williams Companies Inc.                        55,794
                                                       -----------
                                                         2,796,775
                                                       -----------

PHARMACEUTICALS (.3%)
      1,081  Amgen Inc. (a)                                113,032
        689  IMS Health Inc.                                51,976
                                                       -----------
                                                           165,008
                                                       -----------
  SHARES                                                  VALUE
-----------                                            -----------

RETAILERS (5.2%)
      1,050  Albertsons Inc.                           $    66,872
      1,180  American Stores Co.                            43,586
        637  Autozone Inc. (a)                              20,981
      2,275  Carnival Corp.                                109,200
        372  Circuit City Stores-Carmax                     18,577
        464  Consolidated Stores (a)                         9,367
        869  Costco Companies Inc. (a)                      62,731
      1,582  CVS Corp.                                      87,010
      1,847  Dayton Hudson Corp.                           100,200
        471  Dillards Inc.                                  13,365
        762  Dollar General Corp.                           18,002
        844  Federated Department Stores (a)                36,767
      2,412  GAP Inc.                                      135,675
        126  Great Atlantic & Pacific                        3,733
        261  Harcourt General Inc.                          13,882
      6,517  Home Depot Inc.                               398,759
      1,090  JC Penney Inc.                                 51,094
      2,024  K-Mart Corp. (a)                               30,993
        653  Kohls Corporation (a)                          40,119
      1,100  Kroger Co. (a)                                 66,550
        903  Limited Inc.                                   26,300
        127  Longs Drug Stores Inc.                          4,763
      1,428  Lowes Companies Inc.                           73,096
        932  May Department Stores Co.                      56,270
        633  Nordstrom Inc.                                 21,957
        227  Pep Boys Manny Moe & Jack                       3,561
      1,033  Rite Aid Corp.                                 51,198
      2,009  Safeway Inc. (a)                              122,423
      1,583  Sears Roebuck & Co.                            67,278
        710  Sherwin Williams Co.                           20,856
        456  Tandy Corp.                                    18,782
      1,302  TJX Companies Inc.                             37,758
      1,160  Toys R Us Inc. (a)                             19,575
        570  Venator Group Inc. (a)                          3,669
      9,303  Wal-Mart Stores Inc.                          757,613
      2,043  Walgreen Co.                                  119,643
        637  Winn Dixie Stores Inc.                         28,585
                                                       -----------
                                                         2,760,790
                                                       -----------

TECHNOLOGY (.2%)
        837  BMC Software (a)                               37,299
        483  Solectron Corp. (a)                            44,889
                                                       -----------
                                                            82,188
                                                       -----------

TELECOM & TELECOM EQUIPMENT (9.7%)
      2,410  Airtouch Communications Inc. (a)              173,821
      1,157  Alltel Corporation                             69,203
      4,576  Ameritech Corp.                               290,004
        405  Andrew Corp. (a)                                6,683
      7,482  AT&T Corp.                                    563,021
      6,457  Bell Atlantic Corp.                           366,838
      8,172  Bellsouth Corp.                               407,579
      6,507  Cisco Systems Inc. (a)                        603,931

---------
      12

         STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1998

  SHARES                                                  VALUE
-----------                                            -----------
        703  Frontier Corp.                            $    23,902
        645  General Instrument Corp. (a)                   21,890
      4,017  GTE Corp.                                     270,896
        359  Harris Corp.                                   13,148
      5,444  Lucent Technologies Inc.                      598,840
      7,551  MCI Worldcom Inc. (a)                         541,784
      2,537  MediaOne Group (a)                            119,239
      2,527  Motorola Inc.                                 154,305
      2,697  Northern Telecom Ltd.                         135,187
      8,095  SBC Communications                            434,094
        283  Scientific Atlanta Inc.                         6,456
      1,815  Sprint Corp.                                  152,687
      1,779  Sprint Corp. PCS (a)                           41,139
        770  Tellabs Inc. (a)                               52,793
      2,053  US West Inc.                                  132,675
                                                       -----------
                                                         5,180,115
                                                       -----------

TEXTILES & CLOTHING (.2%)
        271  Fruit of the Loom Inc. (a)                      3,743
        258  Liz Claiborne Inc.                              8,143
      1,190  Nike Inc.                                      48,269
        187  Reebok International Ltd. (a)                   2,782
        148  Russell Corp.                                   3,006
         90  Springs Industries Inc. Class A                 3,729
        509  VF Corp.                                       23,859
                                                       -----------
                                                            93,531
                                                       -----------

TOBACCO (1.1%)
        733  Fortune Brands Inc.                            23,181
     10,052  Philip Morris Companies Inc.                  537,782
        743  UST Inc.                                       25,912
                                                       -----------
                                                           586,875
                                                       -----------

TRANSPORTATION (.4%)
      1,981  Burlington North Santa Fe                      66,859
        876  CSX Corp.                                      36,354
        491  New Century                                    23,936
      1,553  Norfolk Southern Corp.                         49,211
        278  Ryder Systems Inc.                              7,228
      1,071  Union Pacific Corp.                            48,262
                                                       -----------
                                                           231,850
                                                       -----------

UTILITIES & ENERGY (1.8%)
        564  Ameren Corporation                             24,076
        794  American Electric Power Co.                    37,368
        645  Baltimore Gas & Elec. Co.                      19,914
        640  Carolina Power & Light Co.                     30,120
        834  Central & Southwest Corp.                      22,883

 SHARES OR
 PRINCIPAL
  AMOUNT                                                  VALUE
-----------                                            -----------
        665  Cinergy Corp.                             $    22,859
        934  Consolidated Edison Inc.                       49,385
        818  Dominion Resources Inc.                        38,242
        615  DTE Energy Co.                                 26,368
      1,494  Duke Energy Corp.                              95,709
      1,462  Edison International                           40,753
      1,047  Entergy Corp.                                  32,588
      1,030  Firstenergy Corp.                              33,539
        728  FPL Group Inc.                                 44,863
        541  GPU Inc.                                       23,905
      1,220  Houston Industries Inc.                        39,193
        738  Niagara Mohawk Power Corp. (a)                 11,900
        648  Northern States Power Co.                      17,982
      1,252  Pacificorp                                     26,370
        879  Peco Energy Co.                                36,588
      1,560  PG&E Corp.                                     49,140
        631  PP&L Resources Inc.                            17,589
        918  Public Service Enterprise Group                36,720
      2,868  Southern Co.                                   83,351
      1,172  Texas Utilities Co. Holding Co.                54,718
        708  The AES Corp. (a)                              33,542
        867  Unicom Corp.                                   33,434
                                                       -----------
                                                           983,099
                                                       -----------
TOTAL COMMON STOCKS
  (cost $34,455,064)                                    41,258,828

SHORT-TERM INVESTMENTS (22.6%)
$12,070,000  U.S. Treasury Bills, 4.340% and 4.400%,
               January, 1999 to February, 1999
               (cost $12,021,166)                       12,026,423
                                                       -----------

TOTAL INVESTMENTS (100.0%)
  (cost $46,476,230)                                    53,285,251

CASH AND OTHER ASSETS,
  LESS LIABILITIES (0.0%)                                   19,471
                                                       -----------
NET ASSETS (100.0%)                                    $53,304,722
                                                       -----------
                                                       -----------

Notes:
(a)  Non-income producing security.
At December 31, 1998, net unrealized appreciation of $6,809,021 consisted of gross unrealized appreciation of $7,618,309 and gross unrealized depreciation of $809,288 based on cost of $46,476,230 for federal income tax purposes.

See accompanying notes to financial statements.

                                                                       13-------

         STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1998

  SHARES                                                           VALUE
----------                                                      -----------
COMMON STOCKS (95.8%)
COMMERCIAL SERVICE/SUPPLY (3.0%)
       269  AHL Services Inc. (a)                               $     8,406
       189  Answerthink Consulting Group (a)                          5,079
       492  Boron Lepore & Associates Inc. (a)                       16,974
     1,787  Building One Services (a)                                37,304
     1,218  Centertrust Retail Properties Inc.                       14,920
       702  Choicepoint Inc. (a)                                     45,279
       866  CMG Information Services Inc. (a)                        92,229
       674  Concentric Network Corp. (a)                             22,410
       299  Crescent Operating Inc. (a)                               1,420
       295  Diamond Tech Partners Inc. (a)                            5,642
     1,191  Dollar Thrifty Automotive (a)                            15,334
       666  Doubleclick Inc. (a)                                     30,345
       243  Duff & Phelps Credit Rating Co.                          13,319
       479  DVI Inc. (a)                                              8,682
     2,205  E Spire Communications Inc. (a)                          14,057
     1,317  Eastern Environmental Services (a)                       39,016
       160  Edutrek International Inc. (a)                              920
       354  Electric Lightwave Inc. (a)                               2,898
       646  Entertainment Properties Trust                           10,982
     1,700  Equity Inns Inc.                                         16,362
       546  First Consulting Group Inc. (a)                          11,193
       513  FYI Inc. (a)                                             16,416
       992  Gaylord Entertainment Class A                            29,884
     1,040  Getty Images Inc. (a)                                    17,875
       346  Golf Trust of America Inc.                                9,601
       494  Hagler Bailly Inc. (a)                                    9,880
       373  ITI Technologies Inc. (a)                                11,563
     1,083  Labor Ready Inc. (a)                                     21,322
       554  Lasalle Hotel Properties                                  5,748
       755  Lasalle Partners Inc. (a)                                22,225
       923  Laser Mortgage Management Inc.                            5,019
       524  Lason Holdings Inc. (a)                                  30,490
       270  Leasing Solutions Inc. (a)                                1,097
       826  Lexington Corporate Properties                           10,377
       340  Maximus Inc. (a)                                         12,580
     1,208  Metal Management Inc. (a)                                 4,228
     1,328  Metrocall Inc. (a)                                        5,810
     1,200  Metromedia Fiber Network (a)                             40,200
       248  MGC Communications Inc. (a)                               1,736
       761  Midas Group Inc.                                         23,686
     1,579  National Data Corp.                                      76,878
       515  National RV Holdings Inc. (a)                            13,261
     1,270  Novacare Employee Services (a)                            6,826
     3,121  Olsten Corp.                                             23,017
       290  Omni America Inc. (a)                                     9,280
       517  Pan Pacific Retail Properties                            10,308
       464  Parkway Properties Inc.                                  14,500
       355  Pegasus Communication Corp. (a)                           8,897
       787  Petersen Companies Inc. Class A (a)                      26,660
       328  Pierce Leahy Corp. (a)                                    8,364
       912  PLD Telekom Inc. (a)                                      1,653

  SHARES                                                           VALUE
----------                                                      -----------
       494  Probusiness Services Inc. (a)                       $    22,477
       927  Protection One Inc. (a)                                   7,937
     1,124  PS Business Packages Inc.                                26,835
       355  Remedytemp Inc. (a)                                       5,369
     1,394  Safety-Kleen Corp. (a)                                   19,690
       522  Schawk Inc.                                               7,243
     1,918  Security Capital Group (a)                               26,013
     3,106  Sensormatic Electronics Corp. (a)                        21,548
     1,093  SL Green Realty Corp.                                    23,636
       399  SOS Staffing Services Inc. (a)                            2,893
       762  Tower Realty Trust Inc.                                  15,335
     2,135  Unicapital Corp. (a)                                     15,746
       659  United Payors & United Providers Inc. (a)                18,781
       588  URS Corp. (a)                                            13,744
       571  US Restaurants Properties                                13,882
     1,697  Valassis Communications Inc. (a)                         87,608
       193  Waste Industries Inc. (a)                                 3,329
     4,610  Wastemasters Inc. (a)                                     1,441
       219  Western Staff Services Inc. (a)                           1,369
                                                                -----------
                                                                  1,227,028
                                                                -----------

CONSUMER & MARKETING (.4%)
     1,100  Arvin Industries Inc.                                    45,856
     1,700  Jostens Inc.                                             44,519
       300  Kenneth Cole Production Association (a)                   5,625
     2,162  Meristar Hospitality                                     40,132
       164  Mine Safety Appliances Company                           11,644
       300  Syms Corp. (a)                                            2,700
       500  Talbots Inc.                                             15,687
                                                                -----------
                                                                    166,163
                                                                -----------

CONSUMER DISCRETIONARY (16.9%)
       196  800-JR Cigar Inc. (a)                                     4,557
       400  Abacus Direct Corp. (a)                                  18,200
       800  ABM Industries Inc.                                      27,700
     2,000  Acclaim Entertainment Inc. (a)                           24,500
       794  Ackerley Group Inc.                                      14,490
       700  Action Performance Co. Inc. (a)                          24,762
       852  Adelphia Communications Corp. (a)                        38,979
       300  Administaff Inc. (a)                                      7,500
     1,600  Adolph Coors Co. Class B                                 90,300
     1,000  Advo Inc. (a)                                            26,375
       450  Agribrands International (a)                             13,500
       700  Alternative Resources Corp. (a)                           7,437
       242  Ambassadors International Inc. (a)                        3,569
       300  AMC Entertainment Inc. (a)                                6,319
       400  Amerco Inc. (a)                                          11,175
       264  American Classic Voyages Co. (a)                          4,653
       634  American Eagle Outfitters (a)                            42,240
     1,911  American Media Inc. (a)                                  10,630
     2,000  American Mgmt. Systems Inc. (a)                          80,000
       761  American Retirement Corp. (a)                            11,938
       672  American Skiing Corp. (a)                                 5,166

---------
      14

         STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1998

  SHARES                                                           VALUE
----------                                                      -----------
     4,433  American Tower Corp. (a)                            $   131,051
     1,100  Ames Department Stores Inc. (a)                          29,700
       360  Anchor Gaming (a)                                        20,295
     1,007  Ann Taylor Stores Corp. (a)                              39,714
     1,200  Apac Teleservices Inc. (a)                                4,538
     1,221  Applebees International Inc.                             25,183
       520  Applied Graphics Technologies (a)                         8,580
     8,646  Aqua Alliance (a)                                        17,832
       700  Arron Rents Inc.                                         10,587
     1,300  Ascent Entertainment Group (a)                            9,587
       356  At Entertainment Inc. (a)                                 2,403
       900  Authentic Fitness Corp.                                  16,425
     1,200  Avado Brands Inc.                                         9,975
       400  Aviation Sales Co. (a)                                   16,250
     2,100  Aztar Corp. (a)                                          10,631
       200  Bacou USA Inc. (a)                                        4,300
     1,400  Ball Corp.                                               64,050
     1,114  Bally Total Fitness Holding Corp. (a)                    27,711
       657  Bandag Inc.                                              26,239
       600  Bassett Furniture Industries                             14,475
       100  Berlitz International Inc. (a)                            2,900
       800  Big Flower Holdings Inc. (a)                             17,650
       345  Blair Corp.                                               7,655
     1,900  Bob Evans Farms Inc.                                     49,519
       590  Boise Cascade Office Prods. (a)                           7,965
     1,057  Borg Warner Automotive Inc.                              58,994
       600  Borg Warner Security Corp. (a)                           11,250
     1,700  Bowne & Co. Inc.                                         30,387
     1,500  Boyd Gaming Corp. (a)                                     4,969
        50  BRC Holdings Inc. (a)                                       937
     2,400  Brightpoint Inc. (a)                                     33,000
       800  Brown Group Inc.                                         14,050
       300  Brylane Inc. (a)                                          6,975
       300  Buckle Inc. (a)                                           7,200
     1,234  Budget Group Inc. (a)                                    19,590
     2,100  Buffets Inc. (a)                                         25,069
     1,000  Burlington Coat Factory                                  16,312
       500  Bush Industries Inc.                                      6,219
       988  Caribiner International Inc. (a)                          9,015
       300  Carmike Cinemas Inc. (a)                                  6,094
       415  Carriage Services Inc. (a)                               11,802
       258  Casella Waste Systems Inc. (a)                            9,578
     2,400  Caseys General Stores Inc.                               31,275
     1,200  Cash America Intl. Inc.                                  18,225
       900  Catalina Marketing Corp. (a)                             61,537
       740  Cato Corp.                                                7,284
       500  CDI Corp. (a)                                            10,094
       544  CDNow Inc. (a)                                            9,792
       825  CEC Entertainment (a)                                    22,894
     1,400  Central Garden & Pet Co. (a)                             20,125
       493  Central Parking Corp.                                    15,992
       514  Championship Auto Racing (a)                             15,227
     4,600  Charming Shoppes Inc. (a)                                19,837
     1,900  Checkfree Holdings Corp. (a)                             44,412
  SHARES                                                           VALUE
----------                                                      -----------
       800  Cheesecake Factory Inc. (a)                         $    23,725
       605  Childrens Place (a)                                      15,201
     1,749  Chiquita Brands Intl. Inc.                               16,725
     1,716  Choice Hotels Intl. Inc. (a)                             23,488
       345  Churchill Downs Inc.                                     11,342
     1,900  Claire's Stores Inc.                                     38,950
     1,100  Clarcor Inc.                                             22,000
       400  Cnet Inc. (a)                                            21,925
       700  Coinmach Laundry Corp. (a)                                9,100
       426  Coldwater Creek Inc. (a)                                  5,857
       600  Cole National Corp. (a)                                  10,275
       400  Coleman Inc. (a)                                          3,650
       300  Columbia Sportswear Co. (a)                               5,062
       700  Commercial Intertech Corp.                                9,056
       778  Computer Learning Centers Inc. (a)                        5,203
       600  Consolidated Cigar Holdings Inc. (a)                     10,612
       570  Consolidated Graphics Inc. (a)                           38,511
     1,000  Consolidated Products Inc. (a)                           20,625
       400  Copart Inc. (a)                                          12,950
     4,753  Corporate Express Inc. (a)                               24,656
       400  Cost Plus Inc. (a)                                       12,550
       400  Cox Radio Inc. (a)                                       16,900
       433  CPI Corp.                                                11,474
       907  CSK Auto Corp. (a)                                       24,206
       274  CSS Industries Inc. (a)                                   8,306
       800  Cylink Corp. (a)                                          2,900
       500  Daisytek International Corp. (a)                          9,500
       700  Dames & Moore Group                                       9,012
       868  Dan River Inc. (a)                                       10,199
       200  Data Processing Resource Corp. (a)                        5,850
       629  Dave & Buster's Inc. (a)                                 14,506
       338  Day Runner Inc. (a)                                       4,901
       993  Delco Remy International Inc. (a)                         9,744
       100  Delia's Inc. (a)                                          1,250
       800  Department 56 Inc. (a)                                   30,050
     2,800  DeVry Inc. (a)                                           85,750
       400  Discount Auto Parts Inc. (a)                              8,775
       600  Donna Karan Intl. Inc. (a)                                4,575
       442  Dover Downs Entertainment Co.                             5,332
       900  Dress Barn Inc. (a)                                      13,669
       775  Duane Reade Inc. (a)                                     29,837
     1,200  Eagle Hardware & Garden Inc. (a)                         39,000
       800  Education Management Corp. (a)                           18,900
       611  Elder Beerman Stores Corp. (a)                            7,065
       500  Emmis Broadcasting Corp. (a)                             21,687
       700  Enesco Group Inc.                                        16,275
       880  Equity Corp. International (a)                           23,375
     3,355  Extended Stay America Inc. (a)                           35,227
       633  Fairchild Corp. (a)                                       9,970
     2,000  Fairfield Communities Inc. (a)                           22,125
       950  Family Golf Centers Inc. (a)                             18,762
     1,500  Fedders USA Inc.                                          8,719
     2,086  Federal Signal Corp.                                     57,104
     2,300  Fingerhut Companies Inc.                                 35,506

                                                                       15-------

         STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1998

  SHARES                                                           VALUE
----------                                                      -----------
       800  Finish Line Inc. Class A (a)                        $     6,400
       314  Finlay Enterprises Inc. (a)                               3,179
     1,800  First Brands Corp.                                       70,987
     1,185  Florida Panthers Holdings (a)                            11,035
     1,600  Foodmaker Inc. (a)                                       35,300
     1,116  Footstar Inc. (a)                                        27,900
       400  Fossil Inc. (a)                                          11,500
     1,000  Franklin Covey Co. (a)                                   16,750
       372  Fred's Inc. Class A                                       5,580
       452  French Fragrances Inc. (a)                                3,277
       500  Friedmans Inc. (a)                                        5,125
       900  G&K Services Inc.                                        47,925
       300  Gadzooks Inc. (a)                                         2,325
       600  Garden Ridge Corp. (a)                                    5,437
       300  GC Companies Inc. (a)                                    12,487
     1,600  Gencorp Inc.                                             39,900
     1,200  Genesco Inc. (a)                                          6,825
       536  Genesis Direct Inc. (a)                                   4,187
       700  Gibson Greetings Inc. (a)                                 8,312
       800  Global Directmail Corp. (a)                              18,700
     1,000  Global Industries Tech. Inc. (a)                         10,687
       820  Goody's Family Clothing Inc. (a)                          8,226
     1,767  Grand Casinos Inc. (a)                                   14,246
       193  Gray Communications Systems                               3,534
       800  Great Atlantic & Pacific                                 23,700
        29  Grey Advertising Inc.                                    10,556
     1,500  Griffon Corporation (a)                                  15,937
       581  Group 1 Automotive Inc. (a)                              15,106
     1,600  GT Interactive Software Corp. (a)                         8,000
       440  Guess Inc. (a)                                            2,117
       800  Guitar Center Inc. (a)                                   19,700
       900  Gulford Mills Inc.                                       15,019
     1,100  Gymboree Corp. (a)                                        7,012
     1,100  Ha-Lo Industries Inc. (a)                                41,387
     1,000  Hancock Fabrics Inc.                                      8,375
     1,500  Handleman Co. (a)                                        21,094
     5,319  Hanover Direct Inc. (a)                                  18,284
       800  Harman Intl. Industries Inc.                             30,500
     1,088  Hartmarx Corp. (a)                                        6,120
       277  Harveys Casino Resorts                                    7,669
       385  Haverty Furniture Companies Inc.                          8,085
     2,800  Heilig Meyers Co.                                        18,725
       600  Herballife International                                  8,550
     1,854  Hollinger International                                  25,840
     1,400  Hollywood Entertainment Corp. (a)                        38,150
       900  Hollywood Park Inc. (a)                                   7,481
       800  Homestead Village Inc. (a)                                3,600
       812  Horizon Offshore Inc. (a)                                 4,466
     1,300  Host Marriott Services Corp. (a)                         13,487
     1,159  Houghton Mifflin Co.                                     54,763
     2,161  ICG Communications Inc. (a)                              46,461
       778  IDT Corp. (a)                                            11,962
       400  IHOP Corp. (a)                                           15,975
       700  Inacom Corp. (a)                                         10,412
  SHARES                                                           VALUE
----------                                                      -----------
     1,300  Infousa Inc. (a)                                    $     6,825
     1,500  Innkeepers USA Trust                                     17,719
       660  Insight Enterprises Inc. (a)                             33,577
     2,200  Interim Services Inc. (a)                                51,425
       861  International Speedway Corp.                             34,870
       800  Iron Mountain Inc. (a)                                   28,850
       800  ITT Educational Services Inc. (a)                        27,200
       800  Jo Ann Stores Inc. (a)                                   12,900
     1,400  John H. Harland Co.                                      22,137
     1,200  John Wiley & Sons Inc. Class A                           57,975
       574  Journal Register Co. (a)                                  8,610
     1,100  Just For Feet Inc. (a)                                   19,112
       800  Justin Industries Inc.                                   10,500
       179  K&G Mens Center Inc. (a)                                  1,589
       500  K2 Inc.                                                   5,156
     1,100  Kaman Corp.                                              17,669
     1,000  Kellwood Co.                                             25,000
     2,500  La Z Boy Inc.                                            44,531
     1,100  Landry's Seafood Restaurants (a)                          8,250
       700  Lands End Inc. (a)                                       18,856
       400  Learning Tree International (a)                           3,625
     2,062  Lee Enterprises                                          64,953
       800  Libbey Inc.                                              23,150
     1,833  Linens 'N Things Inc. (a)                                72,633
       800  Lo-Jack Corp. (a)                                         9,500
       891  Lodgian Inc. (a)                                          4,344
     1,700  Lone Star Steakhouse & Saloon (a)                        15,619
     1,400  Longs Drug Stores Inc.                                   52,500
     1,100  Luby's Cafeterias Inc.                                   16,981
     2,000  Lycos Inc. (a)                                          111,125
     1,720  Mail-Well Inc. (a)                                       19,672
     1,000  Marcus Corp.                                             16,250
       400  Marvel Entertainment Group Inc. (a)                       2,475
       936  Maxim Group Inc. (a)                                     22,464
     1,020  McClatchy Newspapers Inc.                                36,082
       200  Media Arts Group Inc. (a)                                 2,812
     1,112  Media General Inc.                                       58,936
       600  Memberworks Inc. (a)                                     17,700
       950  Mens Wearhouse Inc. (a)                                  30,162
       600  Merrill Corp.                                            11,587
     1,300  Metamor Worldwide Inc. (a)                               32,500
       300  Metro Networks Inc. (a)                                  12,787
     2,543  Metromedia Intl. Group Inc. (a)                          13,828
       800  Metzler Group Inc. (a)                                   38,950
     1,200  Michaels Stores Inc. (a)                                 21,713
     1,600  Micro Warehouse Inc. (a)                                 54,100
     1,273  Midway Games Inc. (a)                                    14,003
       400  Mikasa Inc.                                               5,100
     1,665  Musicland Stores Corp. (a)                               24,871
       869  N2K Inc. (a)                                             11,351
       300  National Presto Industries                               12,787
     1,500  Nautica Enterprises Inc. (a)                             22,500
       410  NCO Group Inc. (a)                                       18,450
       600  New England Business Service                             23,475

---------
      16

         STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1998

  SHARES                                                           VALUE
----------                                                      -----------
     4,100  New Plan Excel Realty Trust Inc.                    $    90,969
       800  NFO Worldwide Inc. (a)                                    9,200
       700  Norrell Corp.                                            10,325
       600  North Face Inc. (a)                                       7,800
       400  NPC International Inc. (a)                                4,825
       700  O'Sullivan Industries Holdings (a)                        7,350
     1,437  Oakley Inc. (a)                                          13,651
       500  On Assignment Inc. (a)                                   17,250
       400  On Command Corp. (a)                                      3,625
       600  Oneida Ltd.                                               8,887
       145  Onsale Inc. (a)                                           5,809
       600  Oshkosh B'Gosh Inc.                                      12,112
       300  Oxford Industries Inc.                                    8,475
       950  Pacific Sunwear CA Inc. (a)                              15,556
       156  Panavision Inc. (a)                                       1,931
     1,000  Papa Johns International Inc. (a)                        44,125
       363  Party City Corp. (a)                                      5,241
       900  Paxson Communications Corp. (a)                           8,269
       300  Penske Motorsports Inc. (a)                               7,987
     1,500  Personnel Group America (a)                              26,250
       900  Petco Animal Supplies Inc. (a)                            9,056
     5,416  Petsmart Inc. (a)                                        59,576
     1,100  Phillips Van Heusen Corp.                                 7,906
       300  Pillowtex Corp.                                           8,025
       300  Pinkertons Inc. (a)                                       6,394
       357  Pinnacle Systems Inc. (a)                                12,763
       366  PJ America Inc. (a)                                       6,634
       800  Plantronics Inc. (a)                                     68,800
       800  Playboy Enterprises Class B (a)                          16,750
       972  Pre Paid Legal Services Inc. (a)                         32,076
     2,892  Premier Parks Inc. (a)                                   87,483
       200  Primadonna Resorts Inc. (a)                               1,762
     2,500  Prime Hospitality Corp. (a)                              26,406
       300  QRS Corp. (a)                                            14,400
       498  Quaker Fabric Corp. (a)                                   3,112
       600  Quiksilver Inc. (a)                                      18,000
     1,000  Rainforest Cafe Inc. (a)                                  6,062
     1,300  Red Roof Inns Inc. (a)                                   21,937
       800  Regis Corp.                                              32,000
       724  Rent Way Inc. (a)                                        17,602
     1,059  Rental Service Corp. (a)                                 16,613
       700  Renters Choice Inc. (a)                                  22,225
       800  Rio Hotel & Casino Inc. (a)                              12,700
       800  Rollins Inc.                                             14,000
     1,667  Romac International Inc. (a)                             37,091
     1,300  Ruby Tuesday Inc.                                        27,625
       600  Rural/Metro Corp. (a)                                     6,562
       500  Russ Berrie & Company Inc.                               11,750
     1,461  Russell Corp.                                            29,677
     1,800  Ryans Family Steak House Inc. (a)                        22,275
       491  Samsonite Corp. (a)                                       2,731
       600  Sbarro Inc. (a)                                          15,712
       600  Scholastic Corp. (a)                                     32,175
       500  Scientific Games Holdings Corp. (a)                       9,437
  SHARES                                                           VALUE
----------                                                      -----------
       239  Sequa Corporation Class A (a)                       $    14,310
     1,057  SFX Entertainment Inc. (a)                               58,003
     1,295  Shopko Stores Inc. (a)                                   43,059
       242  Silverleaf Resorts Inc. (a)                               2,254
     1,889  Sitel Corp. (a)                                           4,604
       205  SM&A Corp. (a)                                            3,895
       900  Sonic Corp. (a)                                          22,387
       600  Speedway Motorsports Inc. (a)                            17,100
     1,000  Spelling Entertainment Group (a)                          7,500
     1,500  Spiegel Inc. (a)                                          8,625
     1,500  Sports Authority Inc. (a)                                 7,875
       513  Springs Industries Inc. Class A                          21,257
       800  St. Johns Knits Inc.                                     20,800
       747  Staff Leasing Inc. (a)                                    8,684
       800  Staffmark Inc. (a)                                       17,900
     1,300  Stage Stores Inc. (a)                                    12,187
       900  Station Casinos Inc. (a)                                  7,369
     1,231  Stein Mart Inc. (a)                                       8,579
       388  Steinway Musical Instruments (a)                         10,088
       550  Stoneridge Inc. (a)                                      12,512
       383  Strayer Education Inc.                                   13,501
     2,200  Stride Rite Corp.                                        19,250
       900  Sturm Ruger & Co. Inc.                                   10,744
       500  Suburban Lodges America Inc. (a)                          4,094
     2,053  Sunglass Hut Intl. Inc. (a)                              14,371
     1,210  Sunterra Corp. (a)                                       18,150
     1,300  Superior Services Inc. (a)                               26,081
     1,808  Sylvan Learning Systems Inc. (a)                         55,144
       870  Tecumseh Products Co.                                    40,564
       592  Thermolase Corp. (a)                                      2,701
       200  Timberland Co. (a)                                        9,112
       600  TMP Worldwide Inc. (a)                                   25,200
       600  Toro Co.                                                 17,100
       754  Trans World Entertainment Corp. (a)                      14,373
       400  Travel Services Intl. Inc. (a)                           12,200
       264  Trendwest Resorts Inc. (a)                                3,300
       700  Triarc Company Inc. (a)                                  11,200
       400  Unifirst Corp.                                            9,125
       700  United Auto Group Inc. (a)                                6,431
       200  United Natural Foods Inc. (a)                             4,825
     1,286  United Rentals Inc. (a)                                  42,599
     1,700  United Stationers Inc. (a)                               44,200
       163  United Television Inc.                                   18,745
     1,530  Universal Corp.                                          53,741
       400  Urban Outfitters Inc. (a)                                 6,750
       502  USA Floral Products Inc. (a)                              5,773
     1,200  Vail Resorts Inc. (a)                                    26,400
       500  Value City Department Stores (a)                          6,969
     1,000  Veterinary Centers America Inc. (a)                      19,937
       400  Vincam Group Inc. (a)                                     7,025
       300  Vistana Inc. (a)                                          4,200
     1,176  Vlasic Foods International Inc. (a)                      28,003
       400  Volt Information Sciences (a)                             9,025
       421  Wackenhut Corp.                                          10,709

                                                                       17-------

         STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1998

  SHARES                                                           VALUE
----------                                                      -----------
       500  Wackenhut Corrections Corp. (a)                     $    14,312
     1,924  Walter Industries Inc. (a)                               29,461
       600  WD-40 Co.                                                17,175
       500  West Marine Inc. (a)                                      4,937
       800  West Teleservices Corp. (a)                               7,800
     1,000  Westwood One Inc. (a)                                    30,500
       500  Wet Seal Inc. (a)                                        15,094
       500  Wilmar Industries Inc. (a)                               10,156
       900  Windmere-Durable Holdings (a)                             6,975
     1,879  Wolverine World Wide Inc.                                24,897
     1,800  World Color Press Inc. (a)                               54,787
       400  Young Broadcasting Inc. (a)                              16,750
     1,700  Zale Corp. (a)                                           54,825
                                                                -----------
                                                                  7,034,500
                                                                -----------

CONSUMER STAPLES (2.1%)
       375  99 Cents Only Stores (a)                                 18,422
     1,837  Advantica Restaurant Group Inc. (a)                      11,366
       820  Beringer Wine Estates (a)                                36,644
       679  Block Drug Inc.                                          29,442
       600  Boston Beer Company Inc. (a)                              5,100
       300  Bush Boake Allen Inc. (a)                                10,575
       700  Canadaigua Brands Inc. (a)                               40,469
       800  Church & Dwight Inc.                                     28,750
       100  Coca-Cola Bottling Co.                                    5,750
     1,639  Corn Products Intl. Inc.                                 49,785
     2,100  Dimon Inc.                                               15,619
     1,000  Dreyer's Grand Ice Cream Inc.                            15,125
     2,000  Earthgrains Co.                                          61,875
        28  Farmer Brothers Co.                                       5,992
     1,800  Fleming Companies Inc.                                   18,675
       319  General Cigar Holdings Inc. (a)                           2,771
       187  Genovese Drug Stores Inc.                                 5,329
       608  Hain Food Group Inc. (a)                                 15,200
     1,800  Homebase Inc. (a)                                        11,475
       637  Imperial Holly Corp.                                      5,176
       400  Ingles Markets Inc.                                       4,375
       800  International Multifoods Corp.                           20,650
     1,200  JM Smucker Co.                                           29,700
       983  Lance Inc.                                               19,599
       600  Michael Food Inc.                                        18,000
       700  Natures Sunshine Products Inc.                           10,675
       458  Omega Protein Corp. (a)                                   4,637
       600  Performance Food Group (a)                               16,875
       200  Pilgrims Pride Corp.                                      3,987
     1,680  Planet Hollywood Intl. Inc. (a)                           3,885
     1,500  Playtex Products Inc. (a)                                24,094
     1,500  Ralcorp Holdings Inc. (a)                                27,375
     2,200  Richfood Holdings Inc.                                   45,650
       400  Riviana Foods Inc.                                        9,875
       349  Robert Mondavi Corp. (a)                                 14,265
     1,300  Ruddick Corp.                                            29,900
       600  Schweitzer-Mauduit Intl.                                  9,262
        14  Seaboard Corp.                                            5,908
  SHARES                                                           VALUE
----------                                                      -----------
       400  Smart & Final Inc.                                  $     3,850
     1,600  Smithfield Foods Inc. (a)                                54,200
     6,581  Southland Corp. (a)                                      12,545
       784  TCBY Enterprises Inc.                                     5,488
     1,000  Twinlab Corp. (a)                                        13,125
     2,425  Universal Foods Corp.                                    66,536
       500  Valhi Corp.                                               5,687
       469  Weider Nutrition Intl. Inc.                               2,990
       553  Wild Oats Markets Inc. (a)                               17,419
       639  Zapata Corp. (a)                                          7,828
                                                                -----------
                                                                    881,920
                                                                -----------

DURABLE PRODUCTS (5.6%)
       431  Advanced Energy Industries (a)                           10,775
       300  AFC Cable Systems Inc. (a)                               10,087
     1,300  Allen Telecom Inc. (a)                                    8,694
       400  Allied Products                                           2,525
       800  Alpine Group Inc. (a)                                    12,000
       600  American Homestar Corp. (a)                               9,000
     1,500  Ametek Inc.                                              33,469
     1,100  Antec Corp. (a)                                          22,137
     1,840  Applied Power Inc. Class A                               69,460
     1,500  Artesyn Technologies Inc. (a)                            21,000
     2,400  Aspect Telecommunication Corp. (a)                       41,400
     1,545  Baldor Electric Co.                                      31,286
       719  Banner Aerospace Inc. (a)                                 6,786
     1,151  Blount International Inc. Class A                        28,703
       600  C&D Technologies Inc.                                    16,500
       600  California Microwave Inc. (a)                             5,625
     1,950  Champion Enterprises Inc. (a)                            53,381
       850  Chart Industries Inc.                                     6,481
     1,600  Cognex Corp. (a)                                         32,000
       500  Cohu Inc.                                                11,000
       500  Columbus McKinnon Corp.                                   9,000
     1,000  Credence Systems Corp. (a)                               18,500
       525  CTS Corp.                                                22,837
       700  Cuno Inc. (a)                                            11,375
       200  Curtiss Wright                                            7,625
     1,400  Cymer Inc. (a)                                           20,475
       600  Daniel Industries                                         7,275
       400  Detroit Diesel Corp. (a)                                  8,275
     1,000  Dionex Corp. (a)                                         36,625
     1,800  Donaldson Inc.                                           37,350
     1,642  DR Horton Inc.                                           37,766
       400  DT Industries Inc.                                        6,300
       400  Ducommun Inc. (a)                                         5,525
       200  Dupont Photomasks Inc. (a)                                8,487
     1,233  Earthshell Corp. (a)                                     14,719
       500  Electro Scientific Industries Inc. (a)                   22,656
       900  Electroglas Inc. (a)                                     10,575
       214  Essex International Inc. (a)                              7,410
     1,800  Flowerserve Corporation                                  29,812
       200  Franklin Electric Co. Inc.                               13,500
     1,000  FSI International Inc. (a)                               10,375

---------
      18

         STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1998

  SHARES                                                           VALUE
----------                                                      -----------
       600  Gardner Denver Inc. (a)                             $     8,850
       300  General Binding Corp.                                    11,175
     1,670  General Cable Corp.                                      34,235
     1,300  Genrad Inc. (a)                                          20,475
       400  Gleason Corp.                                             7,250
       672  Graco Inc.                                               19,824
       275  Heico Corp.                                               8,680
       900  Helix Technology Corp.                                   11,700
       500  Holophane Corp. (a)                                      12,844
     2,356  Hussman International Inc.                               45,647
     1,400  Idex Corp.                                               34,300
     1,000  Inter Tel Inc.                                           23,375
     2,100  Interdigital Communications (a)                           9,581
       600  Itron Inc. (a)                                            4,312
     1,903  JLG Industries Inc.                                      29,734
     1,900  Kaufman & Broad Home Corp.                               54,625
     1,300  Kent Electronics Corp. (a)                               16,575
       762  Keystone Automotive Industries Inc. (a)                  15,954
     1,700  Kimball Intl. Inc. Class B                               32,300
       700  Knoll Inc. (a)                                           20,737
       468  Kroll O'Gara Company (a)                                 18,457
       800  Kuhlman Corp.                                            30,300
     1,100  Kulicke & Soffa Industries Inc. (a)                      19,525
     1,813  Lam Research Corp. (a)                                   32,294
       550  Lindsay Manufacturing Co.                                 8,147
       300  LS Starrett Co. Class A                                  10,294
       310  Lufkin Industries Inc.                                    5,735
     1,200  Magnetek Inc. (a)                                        13,875
       800  Manitowoc Inc.                                           35,500
       700  Matthews International Corp.                             22,050
       894  MDC Holdings Inc.                                        19,109
       260  Meadowcraft Inc. (a)                                      2,909
     1,820  Mettler Toledo Intl. Inc. (a)                            51,074
       800  Micros Systems Inc. (a)                                  26,300
     1,800  Milacron Inc.                                            34,650
       300  Moog Inc. (a)                                            11,737
       388  Movado Group Inc.                                        10,330
       900  MTS Systems Corp.                                        12,150
     1,151  Nine West Group Inc. (a)                                 17,912
       600  Nordson Corp.                                            30,825
       400  NVR Inc. (a)                                             19,075
       800  Oak Industries Inc. (a)                                  28,000
     2,200  Oakwood Homes Corp.                                      33,412
       800  OEA Inc.                                                  9,450
       500  Omniquip International Inc.                               7,500
       200  Optical Cable Corp. (a)                                   2,425
       850  Palm Harbor Homes Inc. (a)                               21,409
       292  Parkervision Inc. (a)                                     6,862
     1,700  Picturetel Corp. (a)                                     11,262
     1,142  Precision Castparts Corp.                                50,533
     1,201  Presstek Inc. (a)                                         8,182
       800  PRI Automation Inc. (a)                                  20,800
     1,158  Pulte Corp.                                              32,207
     1,000  Regal Beloit Corp.                                       23,000
  SHARES                                                           VALUE
----------                                                      -----------
       400  Robbins & Myers Inc.                                $     8,850
     1,500  Roper Industries Inc.                                    30,562
       700  Ryland Group Inc.                                        20,212
       506  Sauer Inc.                                                3,827
       500  Scotsman Industries Inc.                                 10,281
       800  Scott Technologies Inc. (a)                              13,225
     1,456  Silicon Valley Group Inc. (a)                            18,564
       500  Specialty Equipment Companies Inc. (a)                   13,531
     1,200  Standard Pacific Corp.                                   16,950
     1,200  Stewart & Stevenson Services Inc.                        11,700
       350  Superior Telecom Inc.                                    16,537
       700  Technitrol Inc.                                          22,312
       400  Tennant Co.                                              16,050
       786  Terex Corp. (a)                                          22,450
       700  Thermedics Inc. (a)                                       7,569
       500  Thermo Fibertek Inc. (a)                                  3,562
     1,100  Toll Brothers Inc. (a)                                   24,819
     1,377  Trammell Crow Co. (a)                                    38,556
       621  Tristar Aerospace Co. (a)                                 4,347
       600  Triumph Group Inc. (a)                                   19,200
     1,000  Ultratech Stepper Inc. (a)                               16,000
     3,178  Unisource Worldwide Inc.                                 23,040
       600  US Home Corp. (a)                                        19,950
       815  Varlen Corp.                                             18,796
       400  Veeco Instruments Inc. (a)                               21,250
       797  Vicor Corp. (a)                                           7,173
       273  Virco Manufacturing Corp.                                 5,016
       700  Watts Industries Inc.                                    11,637
       400  Woodward Governor Co.                                     8,850
       700  X-Rite Inc.                                               5,425
                                                                -----------
                                                                  2,348,475
                                                                -----------

FINANCIAL SERVICES (21.2%)
     1,000  Aames Financial Corp. (a)                                 3,187
       500  Acceptance Insurance Companies Inc. (a)                  10,125
     1,092  Advanta Corp.                                            14,469
       330  Advest Group Inc.                                         6,105
       805  Affiliated Managers Group Inc. (a)                       24,049
       394  Alabama National Bancorp                                 10,515
       500  Alexandria Real Estate                                   15,469
     1,103  Alfa Corp.                                               26,748
     1,369  Amcore Financial Inc.                                    31,337
       400  American Annuity Group Inc.                               9,200
     1,100  American Health Properties Inc.                          22,687
       800  American Heritage Life Investment                        19,550
       500  American Medical Security Group                           7,156
     2,900  Americredit Corp. (a)                                    40,056
     1,100  Amerin Corp. (a)                                         25,987
       500  Ameritrade Holding Corp. (a)                             15,750
       800  Amerus Life Holdings Inc.                                17,900
       600  AMLI Residential Properties                              13,350
       264  Amplicon Inc.                                             3,976
       800  Anchor Bancorp WI Inc.                                   19,200
       300  Andover Bancorp Inc.                                     10,387

                                                                       19-------

         STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1998

  SHARES                                                           VALUE
----------                                                      -----------
       896  Anthracite Capital Inc.                             $     7,000
     2,000  Arcadia Financial Ltd. (a)                                7,250
       500  Area Bancshares Corp.                                    13,125
       800  Argonaut Group Inc.                                      19,600
     1,089  ARM Financial Group Inc.                                 24,162
       800  Arthur J. Gallagher & Co.                                35,300
       761  Associated Estates Realty Corp.                           8,989
       338  Astec Industries Inc. (a)                                18,801
       812  BA Merchant Services Inc. (a)                            16,341
       600  Baldwin & Lyons Inc. Class B                             14,850
       200  Bancfirst Corp.                                           7,175
       327  Bancfirst Ohio Corp.                                      9,933
     2,092  Bancorpsouth Inc.                                        37,787
       900  Banctec Inc. (a)                                         11,306
       977  Bancwest Corp.                                           46,896
       575  Bank of Granite Corp.                                    15,884
     1,000  Bank Plus Corp. (a)                                       4,375
     1,608  BankAtlantic Bancorp Inc.                                11,457
       700  Banknorth Group Inc.                                     26,337
       561  Bankunited Financial Corp. Class A (a)                    4,488
       500  Barra Inc. (a)                                           11,812
       900  Bay View Capital Corp.                                   19,519
     1,000  Bedford Property Investors                               16,875
     1,800  Berkshire Realty Co. Inc.                                17,100
     1,600  Billing Concepts Corp. (a)                               17,600
     1,097  Bisys Group Inc. (a)                                     56,633
       206  BOK Financial Corp. (a)                                   9,708
       757  Boykin Lodging Co.                                        9,368
     1,100  Bradley Real Estate Inc.                                 22,550
     1,596  Brandywine Realty Trust                                  28,528
     2,100  BRE Properties Inc.                                      51,975
       540  Brenton Banks Inc.                                        9,045
       629  Brookline Bancorp Inc.                                    7,233
       300  BSB Bancorp Inc.                                          9,862
       600  BT Financial Corp.                                       16,425
     1,500  Burham Pacific Property Inc.                             18,094
       820  Cabot Industrial Trust                                   16,759
     2,079  Camden Property Trust                                    54,054
       878  Capital Automotive REIT                                  13,060
       150  Capital City Bank Group Inc.                              4,144
     1,000  Capital Re Corp.                                         20,062
       400  Capital Transamerica Corp.                                7,475
     2,700  Capstead Mortgage Corp. (a)                              11,137
       997  Carolina First Corp.                                     25,237
       338  Cathay Bancorp Inc.                                      13,858
       600  CB Richard Ellis Services Inc. (a)                       10,875
     1,100  CBL & Associates Properties                              28,394
     1,037  CCA Prison Realty Trust                                  21,258
     1,100  CCC Information Services Group (a)                       18,975
       694  Centennial Bancorp (a)                                   13,012
       800  Centerpoint Properties Trust                             27,050
     2,314  Century Business Systems (a)                             33,264
       388  Century South Banks Inc.                                 10,815
       360  CFSB Bancorp Inc.                                         8,775
  SHARES                                                           VALUE
----------                                                      -----------
       848  Charles E. Smith Residential                        $    27,242
       969  Charter Municipal Mortgage Accept.                       11,749
       400  Chartwell Re Corp.                                        9,500
       944  Chateau Communities Inc.                                 27,671
       700  Chelsea GCA Realty Inc.                                  24,937
       625  Chemical Financial Corp.                                 21,250
       676  Chicago Title Corp.                                      31,730
       700  Chittenden Corp.                                         22,400
     1,100  Citizens Banking Corp.                                   37,125
       729  City Holding Co.                                         23,684
     1,100  CMAC Investment Corp.                                    50,531
       800  CNA Surety Corp.                                         12,600
     1,455  CNB Bancshares Inc.                                      67,839
     1,200  Colonial Properties Trust                                31,950
       510  Columbia Banking Systems Inc. (a)                         9,435
     1,083  Commerce Bancorp Inc.                                    56,857
     1,204  Commerce Group Inc.                                      42,667
     2,790  Commercial Federal Corp.                                 64,693
     1,300  Commercial Net Lease Realty                              17,225
       700  Commonwealth Bancorp Inc.                                10,894
       300  Community Bank System Inc.                                8,794
     2,192  Community First Bankshare Inc.                           46,169
       500  Community Trust Bancorp Inc.                             11,750
       631  Conning Corp.                                            13,093
       581  Contifinancial Corp. (a)                                  4,140
     1,894  Cornerstone Realty Income Trust                          19,887
       600  Cort Business Services Corp. (a)                         14,550
       400  Corus Bankshares Inc.                                    12,900
     1,200  Cousins Properties Inc.                                  38,700
     1,700  Crawford & Co. Class B                                   26,244
     1,100  Credit Acceptance Corp. (a)                               8,044
     2,300  CRIIMI MAE Inc.                                           8,050
       979  Crown American Realty                                     7,587
     1,251  Cullen Frost Bankers Inc.                                68,649
       550  CVB Financial Corp.                                      12,375
       376  D&N Savings Bank                                          8,883
       700  Dain Rauscher Corp.                                      20,650
       722  Delphi Financial Group Inc. (a)                          37,860
       300  Delta Financial Corp. (a)                                 1,781
     2,714  Developers Diversified Realty                            48,173
       500  Dime Community Bancshares                                10,312
     1,400  Doral Financial Corp.                                    30,975
       935  Downey Financial                                         23,784
     2,000  Dynex Capital Inc. (a)                                    9,250
     1,700  E Trade Group Inc. (a)                                   79,528
       800  Eastgroup Properties                                     14,750
     1,300  Eaton Vance Corp.                                        27,137
       700  Electro Rent Corp. (a)                                   11,287
     1,178  Enhance Financial Services Group Inc.                    35,340
     1,000  Envoy Corporation (a)                                    58,250
       700  Essex Property Trust Inc.                                20,825
       600  Everen Capital Corp.                                     13,650
       382  Evergreen Bancorp Inc.                                   12,272
       600  EW Blanch Holdings Inc.                                  28,462

---------
      20

         STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1998

  SHARES                                                           VALUE
----------                                                      -----------
       500  Executive Risk Inc.                                 $    27,469
       304  F&M Bancorp MD                                            9,956
       540  F&M Bancorporation Inc.                                  16,335
     1,000  F&M National Corp.                                       29,937
       300  Factset Research Systems Inc. (a)                        18,525
       500  Fair Isaac & Co. Inc.                                    23,094
       314  Farmers Capital Bank Corp.                               11,775
     1,500  FBL Financial Group Inc.                                 36,375
       294  Federal Agriculture Mortgage Corp. (a)                   10,915
     1,900  Federal Realty Investment Trust                          44,887
     2,996  Felcor Lodging Trust Inc.                                69,095
     1,100  Fidelity National Financial                              33,550
       400  Financial Federal Corp. (a)                               9,900
     2,442  First American Financial Corp.                           78,449
     1,200  First Bancorp                                            36,225
       761  First Charter Corp.                                      13,127
       282  First Citizens Bancshare Inc.                            25,380
       600  First Commerce Bancshares Inc.                           16,800
     1,000  First Commonwealth Financial Corp.                       24,500
       700  First Federal Capital Corp.                              11,462
     1,365  First Financial Bancorp                                  39,500
       440  First Financial Bankshare Inc.                           15,400
       300  First Financial Corp. IN                                 14,812
       600  First Financial Holdings Inc.                            11,400
       460  First Indiana Corp.                                       9,200
     1,800  First Industrial Realty Trust Inc.                       48,262
       509  First Liberty Financial Corp.                            10,689
       475  First Merchants Corp.                                    12,409
     1,207  First Midwest Bancorp Inc.                               45,941
       400  First Republic Bank (a)                                  10,025
     1,373  First Sentinel Bancorp Inc.                              11,156
       524  First Sierra Financial Inc. (a)                           6,419
       618  First Source Corporation                                 20,703
     1,400  First Union Real Estate                                   8,225
     1,000  First United Bancshares Inc.                             17,750
       540  First Washington Bancorp Inc.                            12,960
       500  First Western Bancorp                                    16,000
       248  Firstcity Financial Corp. (a)                             3,208
       900  Firstfed Financial Corp. (a)                             16,087
       300  Flagstar Bancorp Inc.                                     7,837
       825  FNB Corp.                                                23,306
       835  Foremost Corp. of America                                17,535
       403  FPIC Insurance Group Inc. (a)                            19,268
     2,300  Franchise Finance Corp.                                  55,200
       431  Franchise Mortgage Acceptance (a)                         3,340
       590  Freedom Securities Corp.                                  8,924
     1,094  Friedman Billings Ramsey Group (a)                        7,111
       308  Frontier Financial Corp. (a)                             14,091
     1,500  Frontier Insurance Group Inc.                            19,312
       200  Fund American Enterprises                                28,012
     1,235  Gables Residential Trust                                 28,637
       700  GBC Bancorp CA                                           18,025
     1,700  General Growth Properties Inc.                           64,387
       400  Getty Realty Corp.                                        5,850
  SHARES                                                           VALUE
----------                                                      -----------
     1,500  Glenborough Realty Trust Inc.                       $    30,562
     1,100  Glimcher Realty Trust                                    17,256
       359  Gold Banc Corp. Inc.                                      5,520
       750  Grand Premier Financial Inc.                              9,187
       800  Great Lakes REIT Inc.                                    12,550
       410  Greater Bay Bancorp                                      13,837
       400  Guarantee Life Companies Inc.                             7,400
       800  Hambrecht & Quist Group Inc. (a)                         18,150
       400  Hamilton Bancorp Inc. (a)                                10,675
       400  Hancock Holding Co.                                      18,200
       780  Harbor Florida Bancshares Inc.                            8,726
       500  Harleysville Group Inc.                                  12,906
       300  Harleysville National Corp.                              11,700
       500  Harris Financial Inc.                                     6,812
       380  Haven Bancorp Inc.                                        5,700
     1,800  HCC Insurance Holdings Inc.                              31,725
       954  Headlands Mortgage Co. (a)                               19,974
     1,343  Health Care REIT Inc.                                    34,750
       603  Healthcare Financial Partners (a)                        24,045
     1,500  Healthcare Property Investors                            46,125
     1,866  Healthcare Realty Trust Inc.                             41,635
       600  Highlands Insurance Group (a)                             7,837
       600  Hilb Rogal & Hamilton Co.                                11,925
       800  Home Properties of NY Inc.                               20,600
     1,670  Hospitality Properties Trust                             40,289
     1,350  HSB Group Inc.                                           55,434
     1,930  Hubco Inc.                                               58,141
     1,200  IMC Mortgage Co. (a)                                        338
     1,200  IMPAC Mortgage Holdings Inc.                              5,475
     1,500  Imperial Bancorp (a)                                     24,937
     1,559  Imperial Credit Commercial Mortgage                      14,616
     1,512  Imperial Credit Industries Inc. (a)                      12,663
     3,543  Independence Community Bank                              56,467
       600  Independent Bank Corp.                                   10,425
       733  Insignia Financial Group Inc. (a)                         8,888
       545  International Bancshares Corp.                           27,591
       600  Interpool Inc.                                           10,050
     1,047  Interwest Bancorp Inc.                                   23,165
       200  Investment Technology Group (a)                          12,412
       300  Investors Financial Services Corp.                       17,887
     1,400  IRT Property Co.                                         14,000
       900  Irvine Apartment Communities                             28,687
       500  Irwin Financial Corp.                                    13,594
     1,450  JDN Realty Corp.                                         31,266
       467  Jeffbanks Inc.                                            9,223
       657  Jefferies Group Inc.                                     32,604
       389  Jefferson Savings Bancorp Inc.                            5,106
       300  John Nuveen Co. Class A                                  11,137
       600  JP Realty Inc.                                           11,775
       400  JSB Financial Inc.                                       21,750
       154  Kansas City Life Insurance Co.                           12,589
     1,264  Kilroy Realty Corp.                                      29,072
     1,200  Koger Equity Inc.                                        20,625
       719  Landamerica Financial Group                              40,129

                                                                       21-------

         STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1998

  SHARES                                                           VALUE
----------                                                      -----------
       500  Liberty Corp.                                       $    24,625
       900  Life USA Holding Inc.                                    11,587
     1,200  LNR Property Corp.                                       23,925
       864  Local Financial Corp. (a)                                 7,776
     1,000  Long Beach Financial Corp. (a)                            7,500
     1,300  LTC Properties Inc.                                      21,612
     1,400  Macerich Co.                                             35,875
     1,100  MAF Bancorp Inc.                                         29,150
       302  Mahoning National Bancorp Inc.                            9,362
       700  Mainstreet Bankgroup Inc.                                32,506
     1,000  Manufactured Home Communities Inc.                       25,062
       163  Markel Corp. (a)                                         29,503
       400  McGrath Rentcorp                                          8,800
       300  Meadowbrook Insurance Group                               4,931
       534  Medallion Financial Corp.                                 7,643
     1,100  Medical Assurance Inc. (a)                               36,369
       400  Merchants New York Bancorp                               14,475
     1,500  Meridian Industrial Trust Inc.                           35,250
       356  Meta Group Inc. (a)                                      10,591
       873  Metris Companies Inc.                                    43,923
       600  MGI Properties                                           16,762
        99  Michigan Financial Corp.                                  3,366
       900  Mid America Apartment Communities Inc.                   20,419
       409  Mid America Bancorp                                      11,094
       159  Midland Co.                                               3,836
       733  Mills Corp.                                              14,568
       300  Mississippi Valley Bancshares                            10,125
       700  MMI Companies Inc.                                       11,725
     1,300  Morgan Keegan Inc.                                       24,456
       700  NAC Re Corp.                                             32,856
       754  National Bancorp Alaska                                  25,447
       276  National City Bancorporation (a)                          7,245
       525  National City Bancshares Inc.                            19,589
       600  National Golf Properties Inc.                            17,362
     1,100  National Health Investors Inc.                           27,156
       600  National Penn Bancshares Inc.                            16,350
       300  National Processing Inc. (a)                              1,650
        63  National Western Life Insurance Co. (a)                   7,402
     2,000  Nationwide Health Properties                             43,125
       625  NBT Bancorp Inc.                                         14,609
       652  Northwest Bancorp Inc.                                    6,357
     3,250  Nova Corp. GA (a)                                       112,734
       200  Nymagic Inc.                                              4,150
       600  Ocean Financial Corp.                                     9,975
       900  Ocwen Asset Investment (a)                                4,331
     1,300  Old National Bancorp Indiana                             72,475
       400  Omega Financial Corp.                                    12,100
       900  Omega Healthcare Investor Inc.                           27,169
     1,600  One Valley Bancorp Inc.                                  52,600
       520  Oriental Financial Group Inc.                            16,282
     3,694  Oxford Health Plans Inc. (a)                             54,948
       800  Pacific Gulf Properties Inc.                             16,050
       400  Park National Corp.                                      41,200
       715  Paymentech Inc. (a)                                      13,227
  SHARES                                                           VALUE
----------                                                      -----------
       588  PBOC Holdings Inc. (a)                              $     6,027
       200  Pec Israel Economic Corp. (a)                             5,750
       300  Penn Treaty American Corp. (a)                            8,081
     1,000  Penncorp Financial Group Inc. (a)                         1,000
       500  Pennsylvania Real Estate                                  9,719
     1,700  Peoples Bancorp Inc.                                     18,487
       288  Peoples Holdings Co.                                      9,306
       700  PFF Bancorp Inc. (a)                                     11,200
       300  Philadelphia Consolidated Holding Corp. (a)               6,787
     2,000  Phoenix Investment Partners                              16,875
       226  Pinnacle Banc Group Inc.                                  6,441
     1,000  Pioneer Group Inc. (a)                                   19,750
       701  PMA Capital Corp.                                        13,713
       500  Poe & Brown Inc.                                         17,469
     1,210  Premier Bancshares Inc.                                  31,687
     1,800  Prentiss Properties Trust                                40,162
     1,000  Presidential Life Corp.                                  19,875
       582  Preview Travel Inc. (a)                                  10,731
       397  Prime Bancorp Inc.                                        6,253
       273  Prime Bancshares Inc.                                     4,709
       227  Prime Group Realty Trust                                  3,433
     1,920  Prime Retail Inc.                                        18,840
       500  Profit Recovery Group Intl. (a)                          18,719
     1,104  Provident Bankshares Corp.                               27,462
       500  PXRE Corp.                                               12,531
       850  Queens County Bancorp Inc.                               25,287
     1,300  Realty Income Corp.                                      32,337
     1,898  Reckson Associates Realty Corp.                          42,112
       500  Redwood Trust Inc. (a)                                    7,000
       699  Regency Realty Corp.                                     15,553
     1,200  Reinsurance Group America Inc.                           84,000
       400  Reliance Bancorp Inc.                                    11,125
       950  Republic Bancorp Inc.                                    12,944
       252  Republic Bancshares Inc. (a)                              3,307
       355  Republic Banking Corp. of FL                              3,772
     2,229  Republic Security Financial Corp.                        27,027
       862  Resource America Inc.                                     7,812
       700  Resource Bancshares Mortgage Group                       11,594
     1,000  RFS Hotel Investors Inc.                                 12,250
     1,192  Richmond County Financial Corp.                          19,146
       900  Riggs National Corp.                                     18,337
       638  Risk Capital Holdings Inc. (a)                           13,876
       374  RLI Corp.                                                12,435
     2,300  Rollins Truck Leasing Corp.                              33,925
     1,900  Roslyn Bancorp Inc.                                      40,850
        96  RSI (a)                                                     396
     1,316  S&T Bancorp Inc.                                         36,272
       417  Sandy Spring Bancorp Inc.                                12,562
       700  Santa Barbara Bancorp                                    18,025
       700  Scipe Holdings Inc.                                      21,219
       624  SEI Investments Corp.                                    62,010
     1,300  Selective Insurance Group                                26,162
       306  Shoreline Financial Corp.                                 8,071

---------
      22

         STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1998

  SHARES                                                           VALUE
----------                                                      -----------
     1,300  Shurgard Storage Centers Inc.                       $    33,556
       427  Signal Corp.                                             14,625
       887  Silicon Valley Bancshares (a)                            15,107
       286  Simmons First Nation                                     10,618
       326  SIS Bancorp Inc.                                         14,751
     1,787  Sky Financial Group Inc.                                 47,244
     1,900  Sotherbys Holdings Inc. Class A                          60,800
       300  Southern Pacific Funding Corp. (a)                           24
       900  Southwest Bancorp Texas Inc. (a)                         16,087
       540  Southwest Securities Group Inc.                          10,867
       551  Sovran Self Storage Inc.                                 13,844
     1,924  St. Paul Bancorp Inc.                                    52,369
       600  State Auto Financial Corp.                                7,425
     2,061  Staten Island Bancorp Inc.                               41,091
       360  Sterling Bancorp                                          8,212
     1,050  Sterling Bancshares Inc.                                 15,619
       286  Sterling Financial Corp.                                 11,869
       279  Stewart Information Services Corp.                       16,182
       700  Storage Trust Realty                                     16,362
     1,300  Storage USA Inc.                                         42,006
       200  Student Loan Corp.                                        8,975
     1,000  Summit Properties Inc.                                   17,250
       800  Sun Communities Inc.                                     27,850
     1,682  Sunstone Hotel Investors Inc.                            15,874
     1,600  Susquehanna Bancshare Inc.                               32,750
       269  Tanger Factory Outlet Centers                             5,699
     1,800  Taubamn Centers Inc.                                     24,750
       700  Texas Regional Bancshares                                17,544
     1,000  Thornburg Mortgage Asset Corp.                            7,625
     2,008  TIG Holdings Inc.                                        31,249
       700  Town & Country Trust                                     11,244
       700  TR Financial Corp.                                       27,562
       500  Trenwick Group Inc.                                      16,312
       600  Triad Guaranty Inc. (a)                                  13,237
     1,150  Triangle Bancorp Inc.                                    18,184
     1,100  Trinet Corp. Realty Trust Inc.                           29,425
       800  Trust Company of NJ                                      19,600
     1,250  Trustco Bank Corp. NY                                    37,500
     1,807  UICI (a)                                                 44,271
       718  UMB Financial Corp.                                      32,938
     2,000  United Bankshares Inc.                                   53,000
     1,200  United Companies Financial (a)                            4,050
     4,797  United Dominion Realty Trust                             49,469
       300  United Fire & Casualty Co.                               10,087
       445  United National Bancorp                                  10,346
       451  Urban Shopping Centers Inc.                              14,770
       600  US Bancorp Inc.                                          11,925
       443  USB Holding Co. Inc.                                      7,476
     1,998  UST Corp.                                                47,078
       100  Value Line Inc.                                           3,937
       600  Vermont Financial Services                               19,950
       500  Vesta Insurance Group Inc.                                3,000
       800  Walden Residential Properties                            16,350
     1,700  Washington Real Estate                                   31,662
  SHARES                                                           VALUE
----------                                                      -----------
       419  Washington Trust Bancorp Inc.                       $     9,008
     1,727  Webster Financial Corp.                                  47,385
       900  Weeks Corp.                                              25,369
     1,225  Weingarten Realty Investors                              54,666
       754  Wellsford Real Properties Inc. (a)                        7,776
     1,000  Wesbanco Inc.                                            29,500
       650  West Coast Bancorp OR                                    13,650
     1,900  Westamerica Bancorporation                               69,825
       400  Westcorp Inc.                                             2,775
       836  Western Bancorp                                          24,453
       800  Western Investment Real Estate                            9,450
     2,000  Westernbank Puerto Rico                                  31,750
     1,421  Westfield America Inc.                                   24,512
     1,100  Whitney Holding Corp.                                    41,250
       171  Wilshire Financial Services Group Inc. (a)                  107
     1,000  WR Berkley Corp.                                         34,062
       500  WSFS Financial Corp.                                      8,437
       733  Xtra Corp.                                               30,328
       500  Zenith National Insurance Corp.                          11,562
                                                                -----------
                                                                  8,836,819
                                                                -----------

HEALTH CARE (9.6%)
     1,281  ABR Information Services Inc. (a)                        25,140
     1,000  Acuson Corp. (a)                                         14,875
     2,420  Acxiom Corp. (a)                                         75,020
       950  ADAC Laboratories (a)                                    18,970
       438  Advance Paradigm Inc. (a)                                15,330
     1,900  Advanced Tissue Inc. (a)                                  4,928
       737  Affymetrix Inc. (a)                                      17,964
     1,500  Agouron Pharmaceutical Inc. (a)                          88,125
     1,966  Alaris Medical Inc. (a)                                  11,550
       500  Algos Pharmaceuticals Corp. (a)                          13,000
       900  Alkermes Inc. (a)                                        19,969
       800  Alpharma Inc.                                            28,250
       700  Alternative Living Services (a)                          23,975
       400  American Homepatient Inc. (a)                               725
     1,300  American Oncology Research Inc. (a)                      18,931
       641  Ameripath Inc. (a)                                        5,729
     1,023  Amerisource Health Corp. (a)                             66,495
       300  Andrx Corp. (a)                                          15,375
     1,871  Apria Healthcare Group Inc. (a)                          16,722
       700  Arrow International Inc.                                 21,962
       747  Assisted Living Concept Inc. (a)                          9,804
       629  Aviron (a)                                               16,275
     1,800  AXYS Pharmaceuticals Inc. (a)                            10,575
     1,400  Ballard Medical Products                                 34,037
       400  Barr Laboratories Inc. (a)                               19,200
       733  Bindley Western Industries Inc.                          36,100
       500  Bio Rad Labs Inc. (a)                                    10,500
     2,300  Bio Technology General Corp. (a)                         15,956
       296  Biomatrix Inc. (a)                                       17,242
       404  Brookdale Living Communities (a)                          7,878
       531  Capital Senior Living Corp. (a)                           7,401
       500  Carematrix Corp. (a)                                     15,313

                                                                       23-------

         STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1998

  SHARES                                                           VALUE
----------                                                      -----------
     1,000  Carter Wallace Inc.                                 $    19,625
     1,233  Cell Genesys Inc. (a)                                     7,398
       577  Centennial Healthcare Corp. (a)                           8,944
     1,500  Cephalon Inc. (a)                                        13,500
     1,200  Cerner Corp. (a)                                         32,100
       490  Chattem Inc. (a)                                         23,459
       529  Chirex Inc. (a)                                          11,307
       300  Closure Medical Corp. (a)                                 8,944
     1,000  Columbia Laboratories Inc. (a)                            3,063
     2,153  Concentra Managed Care Inc. (a)                          23,010
       700  Conmed Corp. (a)                                         23,100
       700  Cooper Companies Inc. (a)                                14,481
     1,100  Cor Therapeutics Inc. (a)                                14,575
       594  Coulter Pharmaceutical Inc. (a)                          17,820
     2,700  Covance Inc. (a)                                         78,638
     2,723  Coventry Health Care Inc. (a)                            23,996
       600  Curative Health Services (a)                             20,100
       700  Cytyc Corp. (a)                                          18,025
       600  Datascope Inc. (a)                                       13,800
       500  Diagnostic Products Corp.                                15,563
     2,304  Dura Pharmaceuticals Inc. (a)                            34,992
       514  Entremed Inc. (a)                                        10,794
     1,000  Enzo Biochem Inc. (a)                                    10,313
     1,576  Express Scripts Inc. (a)                                105,789
     1,844  Fisher Scientific Intl. (a)                              36,765
       800  Fuisz Technologies Ltd. (a)                              10,300
       600  Geltex Pharmaceuticals Inc. (a)                          13,575
     1,712  Genesis Health Ventures Inc. (a)                         14,980
     3,600  Gensia Sicor Inc. (a)                                    16,313
     1,400  Gilead Sciences Inc. (a)                                 57,488
       800  Guilford Pharmaceuticals Inc. (a)                        11,400
     1,100  Haemonetics Corp. (a)                                    25,025
       808  Hanger Orthopedic Group (a)                              18,180
       400  Healthplan Services Corp.                                 4,600
     1,160  Henry Schein Inc. (a)                                    51,910
       669  Heska Corp. (a)                                           2,969
       600  Hologic Inc. (a)                                          7,275
       660  Hooper Holmes Inc.                                       19,140
     1,000  Human Genome Sciences Inc. (a)                           35,563
     1,700  ICOS Corp. (a)                                           50,575
       800  IDEC Pharmaceuticals Corp. (a)                           37,600
     1,700  IDEXX Laboratories Corp. (a)                             45,741
       414  IDX Systems Corp. (a)                                    18,216
     1,091  Imclone Systems Inc. (a)                                  9,887
     1,061  Immune Response Corp. (a)                                11,538
       346  Impath Inc. (a)                                           9,169
     1,100  Incyte Pharmaceuticals Inc. (a)                          41,113
       700  Inhale Therapeutic Systems (a)                           23,100
     1,046  Invacare Corp.                                           25,104
     1,200  ISIS Pharmaceuticals Inc. (a)                            15,525
     4,387  Ivax Corp. (a)                                           54,563
     1,100  Jones Pharmaceutical Inc.                                40,150
       376  Kendle International Inc. (a)                             8,789
       650  KV Pharmaceutical Co. (a)                                13,447
  SHARES                                                           VALUE
----------                                                      -----------
       100  Labone Inc.                                         $     1,300
     2,600  Laboratory Corp. American Holdings (a)                    3,575
       400  Landauer Inc.                                            12,950
       511  Lifecore Biomedical Inc. (a)                              5,238
     1,800  Ligand Pharmaceuticals Inc. (a)                          20,925
     2,100  Liposome Co. Inc. (a)                                    32,419
     1,047  Macrochem Corp. (a)                                       8,834
     1,600  Magellan Health Services Inc. (a)                        13,400
     3,310  Mariner Post-Acute Network Inc. (a)                      15,102
       675  Maxxim Medical Inc. (a)                                  20,081
     3,700  Medaphis Corporation (a)                                 12,141
       500  Medical Manager Corp. (a)                                15,688
       900  Medicis Pharmaceutical Corp. (a)                         53,663
     1,135  Medimmune Inc. (a)                                      112,862
     1,100  Medquist Inc. (a)                                        43,450
     1,100  Mentor Corp.                                             25,781
     2,100  Mid Atlantic Medical Services Inc. (a)                   20,606
     1,500  Millennium Pharmaceuticals Inc. (a)                      38,813
       300  Minimed Inc. (a)                                         31,425
       400  Miravant Medical Technologies (a)                         5,150
       339  National Healthcare Corp. (a)                             5,255
     2,419  NBTY Inc. (a)                                            17,235
       659  NCS Healthcare Inc. (a)                                  15,651
       500  Neurogen Corp. (a)                                        8,750
     1,300  Nexstar Pharmaceuticals Inc. (a)                         12,025
     2,800  Novacare Inc. (a)                                         7,000
       343  Novoste Corp. (a)                                         9,733
       398  Ocular Sciences Inc. (a)                                 10,647
       600  OEC Medical Systems Inc. (a)                             18,863
     1,400  Organogenesis Inc. (a)                                   15,750
     1,700  Orthodontic Centers America (a)                          33,044
     1,000  Owens & Minor Inc.                                       15,750
     1,200  Parexel International Corp. (a)                          30,000
       800  Pathogenesis Corp. (a)                                   46,400
     1,050  Patterson Dental Co. (a)                                 45,675
       715  Pediatrix Medical Group Inc. (a)                         42,855
       300  Perclose Inc. (a)                                         9,938
     3,000  Perrigo Co. (a)                                          26,438
       800  Pharmaceutical Product Development Inc. (a)              24,050
       601  Pharmacyclics Inc. (a)                                   15,326
     3,000  Pharmerica Inc. (a)                                      18,000
     3,570  Phycor Inc. (a)                                          24,321
     1,200  Phymatrix Inc. (a)                                        2,625
     1,300  Physician Reliance Network Inc. (a)                      17,063
       599  Priority Healthcare Corp. (a)                            31,073
       900  Protein Design Labs Inc. (a)                             20,925
       419  Province Healthcare Co. (a)                              15,032
     3,275  PSS World Medical Inc. (a)                               75,325
     1,400  Quest Diagnostics Inc. (a)                               24,938
     1,200  Regeneron Pharmaceutical Inc. (a)                         8,850
     1,900  Renal Care Group Inc. (a)                                54,744
       550  Res-Care Inc. (a)                                        13,578
       678  Resmed Inc. (a)                                          30,764

---------
      24

         STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1998

  SHARES                                                           VALUE
----------                                                      -----------
     1,268  Respironics Inc. (a)                                $    25,400
     1,200  Roberts Pharmaceutical Inc. (a)                          26,100
       500  Sabratek Corp. (a)                                        8,188
       800  Sangstat Medical Corp. (a)                               17,000
       245  Schein Pharmaceutical Inc. (a)                            3,568
     1,900  Scios Inc. (a)                                           19,713
     1,300  Sepracor Inc. (a)                                       113,831
     1,500  Sequus Pharmaceuticals Inc. (a)                          30,375
     1,100  Serologicals Corp. (a)                                   33,000
     1,100  Sierra Health Services Inc. (a)                          23,169
     1,100  Sola International Inc. (a)                              18,975
       485  Sugen Inc. (a)                                            7,154
     2,443  Sun Healthcare Group Inc. (a)                            16,032
       700  Sunrise Assisted Living Inc. (a)                         36,313
       900  Sunrise Medical Inc. (a)                                 11,194
       481  Supergen Inc. (a)                                         4,449
       300  Superior Consultant Holdings (a)                         13,050
       900  Techne Corp. (a)                                         19,013
     1,200  Theragenics Corp. (a)                                    20,175
       800  Thermo Cardiosystems Inc. (a)                             8,350
       800  Transition Systems Inc. (a)                              12,000
       800  Transkaryotic Therapies Inc. (a)                         20,300
       400  Trex Medical Corp. (a)                                    3,400
       900  Triangle Pharmaceuticals Inc. (a)                        12,263
     1,300  US Bioscience Inc. (a)                                    9,344
     2,794  Vencor Inc. (a)                                          12,573
       639  Ventana Medical Systems (a)                              13,818
     2,465  Ventas Inc. (a)                                          30,042
     1,200  Vertex Pharmaceuticals Inc. (a)                          35,700
       700  Vical Inc. (a)                                            9,931
       472  Viropharma Inc. (a)                                       4,396
       643  VISX Inc. (a)                                            56,222
       300  Vital Signs Inc.                                          5,250
     1,300  Vivus Inc. (a)                                            3,372
       459  Wesley Jessen Visioncare Inc. (a)                        12,737
       600  West Inc.                                                21,413
       601  Xomed Surgical Products Inc. (a)                         19,232
     1,700  Zila Inc. (a)                                            16,788
       560  Zonagen Inc. (a)                                         10,710
                                                                -----------
                                                                  3,992,218
                                                                -----------

MACHINERY & MANUFACTURING (.6%)
     1,000  Applied Industrial                                       13,875
     1,132  Briggs & Stratton Corp.                                  56,459
       296  BWAY Corp. (a)                                            4,459
     1,500  Cadiz Land Inc. (a)                                      11,438
       247  Cal Dive International Inc. (a)                           5,125
     2,230  Catalytica Inc. (a)                                      40,140
       943  Cavalier Homes Inc.                                      10,727
       417  Hardinge Inc.                                             7,688
       543  Monaco Coach Corp. (a)                                   14,390
       254  Nacco Industries Inc.                                    23,368
     1,214  Rohn Industries Inc. (a)                                  4,173
     1,229  Tyler Corp. (a)                                           7,528
  SHARES                                                           VALUE
----------                                                      -----------
     1,751  Unova Inc. (a)                                      $    31,737
       348  US Xpress Enterprises Inc. (a)                            5,220
                                                                -----------
                                                                    236,327
                                                                -----------

MATERIALS & PROCESSES (6.7%)
     1,500  A. Schulman Inc.                                         34,031
       600  Advanced Lighting Technologies (a)                        5,850
     1,835  Agribiotech Inc. (a)                                     23,740
     2,821  Airgas Inc. (a)                                          25,213
     2,170  Alaska Steel Holding Corp.                               50,995
       822  Albany International Corp.                               15,569
       900  Albemarle Corp.                                          21,375
       150  Alexanders Inc. (a)                                      11,728
       500  AM Castle & Co.                                           7,500
     1,100  Amcol International Corp.                                10,863
       697  American Business Products Inc.                          16,380
       816  American Italian Pasta Co. (a)                           21,522
       228  Ameron International Corp.                                8,436
       913  Anicom Inc. (a)                                           8,388
     1,300  Apogee Enterprises                                       14,625
     1,408  Aptargroup Inc.                                          39,512
       300  Avatar Holdings Inc. (a)                                  4,800
     1,400  Banta Corp.                                              38,325
       379  Barnett Inc. (a)                                          5,211
     1,100  Belden Inc.                                              23,306
     1,100  Birmingham Steel Corp.                                    4,606
     1,400  BMC Industries Inc.                                       8,750
     1,000  Brady Wholesale Co. Class A                              26,938
       800  Brush Wellman Inc.                                       13,950
     1,100  Buckeye Technologies Inc. (a)                            16,431
     2,900  Burlington Industries Inc. (a)                           31,900
       300  Butler Manufacturing Co.                                  6,713
     1,500  Calgon Carbon Corp.                                      11,250
       900  Calmat Co.                                               27,788
     1,100  Cambrex Corp.                                            26,400
     1,200  Caraustar Industries Inc.                                34,275
       400  Carbide/Graphite Group Inc. (a)                           5,900
       919  Carpenter Technology Corp.                               31,189
       600  Castle & Cooke Inc. (a)                                   8,850
       400  Centex Construction Products                             16,250
       525  Century Aluminum Co.                                      4,955
       450  Chase Industries Inc. (a)                                 4,697
       400  Chemed Corp.                                             13,400
       900  Chemfirst Inc.                                           17,775
       900  Chesapeake Corp.                                         33,188
       612  Citation Corp. (a)                                        7,727
       500  Cleveland Cliffs Inc.                                    20,156
     2,797  Collins & Aikman Corp. (a)                               14,335
     1,738  Comfort Systems USA Inc. (a)                             31,067
       600  Commercial Metals Co.                                    16,650
       600  Commonwealth Industries Inc.                              5,625
     1,100  Cone Mills Corp. (a)                                      6,188
       322  Crossmann Communities Inc. (a)                            8,895
       500  Culp Inc.                                                 3,938

                                                                       25-------

         STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1998

  SHARES                                                           VALUE
----------                                                      -----------
     1,700  Dal-Tile International Inc. (a)                     $    17,638
       600  Deltic Timber Corp.                                      12,225
     1,100  Dexter Corp.                                             34,581
       547  Dycom Industries Inc. (a)                                31,247
       600  Elcor Corp.                                              19,388
       550  Encore Wire Corp. (a)                                     5,088
     1,700  Ferro Corp.                                              44,200
       600  Florida Rock Industries Inc.                             18,600
       600  Foamex International Inc.                                 7,425
       600  Forest City Enterprises                                  15,750
     1,906  Foster Wheeler Corp.                                     25,135
       800  Furon Co.                                                13,650
       500  Galey & Lord Inc. (a)                                     4,313
     2,500  Gaylord Container Corp. Class A (a)                      15,313
       400  General Chemical Group Inc.                               5,550
     1,100  Geon Co.                                                 25,300
     1,400  Georgia Gulf Corp.                                       22,488
     1,500  Getchell Gold Corp. (a)                                  40,875
       400  Giant Cement Holding Inc. (a)                             9,900
       287  Gibraltar Steel Corp. (a)                                 6,529
       865  Granite Construction Inc.                                29,032
       700  Greif Bros. Corp.                                        20,431
     1,308  Group Maintenance America Co. (a)                        15,860
     1,000  Grubb & Ellis Co. (a)                                     8,063
       324  Gulf Island Fabrication Inc. (a)                          2,511
       600  HB Fuller                                                28,875
     2,900  Hecla Mining Co. (a)                                     10,513
       626  Hexcel Corp. (a)                                          5,243
     1,011  Hughes Supply Inc.                                       29,572
       400  Hunt Corp.                                                4,250
       700  IMCO Recycling Inc.                                      10,806
       988  Insituform Technology Inc. (a)                           14,326
       785  Integrated Electrical Services (a)                       17,466
     2,100  Interface Inc.                                           19,491
       900  Intermet Corp.                                           11,756
       800  Ionics Inc. (a)                                          23,950
     1,059  ITEQ Inc. (a)                                             2,250
       892  Ivex Packaging Corp. (a)                                 20,739
     1,100  Jacobs Engineering Group Inc. (a)                        44,825
       180  JLK Direct Distribution (a)                               1,834
       800  Juno Lighting Inc.                                       18,700
     1,400  Kaiser Aluminum Corp. (a)                                 6,825
     1,500  Kaydon Corp.                                             60,094
       567  Kellstrom Industries Inc. (a)                            16,301
       300  Lawson Products Inc.                                      6,900
     1,300  Lawter International Inc.                                15,113
       400  Learonal Inc.                                            13,550
     1,100  Lilly Industrials Inc.                                   21,931
       800  Lone Star Industries Inc.                                29,450
     1,000  Lone Star Technologies Inc. (a)                          10,125
     2,400  Longview Fibre Co.                                       27,750
       700  Lydall Inc. (a)                                           8,313
     2,000  MA Hanna Co.                                             24,625
       681  Macdermid Inc.                                           26,644
  SHARES                                                           VALUE
----------                                                      -----------
       600  Maverick Tube Corp. (a)                             $     3,338
       227  Maxxam Inc. (a)                                          13,024
       400  McWhorter Technologies Inc. (a)                           9,150
       921  Minerals Technologies Inc.                               37,703
     1,300  Mississippi Chemical Corp.                               18,200
     1,632  Morrison Knudsen Corp. (a)                               15,912
     1,690  Mueller Industries Inc. (a)                              34,328
       900  National Steel Corp.                                      6,413
       100  NCH Corp.                                                 5,950
       800  NCI Building Systems Inc. (a)                            22,500
     1,000  NL Industries                                            14,188
       471  Nortek Inc. (a)                                          13,011
     1,100  OM Group Inc.                                            40,150
     1,000  Oregon Steel Mills Inc.                                  11,875
     1,700  Paxar Corp. (a)                                          15,194
     1,200  PH Glatfelter Co.                                        14,850
     1,200  Polymer Group Inc. (a)                                   11,925
     1,309  Potlatch Corp.                                           48,269
       467  Price Enterprises Inc.                                    2,481
       200  Puerto Rican Cement Co. Inc.                              6,988
       700  Quanex Corp.                                             15,794
       500  Reliance Steel & Aluminum Co.                            13,813
       400  Republic Group Inc.                                       8,025
       646  Rock-Tenn Company                                        10,942
       400  Rouge Industries Inc.                                     3,500
       200  Ryerson Tull Inc. (a)                                     1,950
       900  Scotts Co. (a)                                           34,594
       700  Service Experts Inc. (a)                                 20,475
       300  Shaw Group Inc. (a)                                       2,400
       200  Shiloh Industries Inc. (a)                                2,625
       950  Shorewood Packaging Corp. (a)                            19,475
       530  Silgan Holdings Inc. (a)                                 14,732
       200  Simpson Manufacturing Co. Inc. (a)                        7,488
       600  Spartech Corp.                                           13,200
       100  Special Metals Corp. (a)                                    894
       500  SPS Technologies Inc. (a)                                28,313
       600  Standard Register                                        18,563
       500  Standex International Corp.                              13,125
       300  Stepan Co.                                                7,988
       900  Stillwater Mining Co. (a)                                36,900
       300  Stone & Webster Inc.                                      9,975
       825  Synetic Inc. (a)                                         36,300
       400  Tejon Ranch Co.                                           7,950
     1,650  Terra Industries Inc.                                    10,209
       500  Tetra Technologies Inc. (a)                               5,469
     1,325  Tetra Tech. Inc. (a)                                     35,858
     1,000  Texas Industries Inc.                                    26,938
       700  Thomas Industries Inc.                                   13,738
     1,090  Titanium Metals Corp.                                     9,265
       600  TJ International Inc.                                    15,413
       956  Tredegar Industries Inc.                                 21,510
       200  Tremont Corporation                                       6,650
       700  Universal Forest Products                                14,044
     1,000  Valmont Industries Inc.                                  13,875

---------
      26

         STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1998

  SHARES                                                           VALUE
----------                                                      -----------
     1,027  Watsco Inc.                                         $    17,202
     2,613  Wausau-Mosinee Paper Corp.                               46,217
       700  Webb Corp.                                               19,294
     1,430  Wellman Inc.                                             14,568
       700  Wolverine Tube Inc. (a)                                  14,700
       900  Wyman Gordon Co. (a)                                      9,225
       400  Zoltek Companies Inc. (a)                                 3,675
                                                                -----------
                                                                  2,802,784
                                                                -----------

MINING & METALS (.8%)
     4,271  Armco Inc. (a)                                           18,686
     1,669  Asarco Inc.                                              25,139
    10,503  Battle Mountain Gold Co.                                 43,325
     5,941  Bethlehem Steel Corp. (a)                                49,756
     2,763  Ethyl Corp.                                              16,060
     1,260  Inland Steel Industries Inc.                             21,263
       676  Ladish Company Inc. (a)                                   5,662
     4,552  LTV Corp.                                                26,459
     1,268  Metals USA Inc. (a)                                      12,363
       859  NS Group Inc. (a)                                         3,812
       332  Penford Corp.                                             5,312
     1,285  Rayonier Inc.                                            59,030
       552  Roanoke Electric Steel Corp.                              8,108
       700  RTI International Metals Inc. (a)                         9,800
       169  Schnitzer Steel Industries                                2,429
     1,128  Southern Peru Copper Corp.                               10,646
     1,600  Steel Dynamics Inc. (a)                                  18,800
       724  WHX Corp. (a)                                             7,285
                                                                -----------
                                                                    343,935
                                                                -----------

OIL, GAS, & OTHER ENERGY (2.7%)
       600  ACX Technologies Inc. (a)                                 7,950
       839  Arch Coal Inc.                                           14,368
       500  Atwood Oceanics (a)                                       8,500
     1,500  Barrett Resources Corp. (a)                              36,000
       400  Belco Oil & Gas Corp. (a)                                 2,225
     1,100  Benton Oil & Gas Co. (a)                                  3,300
       800  Berry Petroleum Co. Class A                              11,350
     1,000  Cabot Oil & Gas Corp.                                    15,000
       900  Calpine Corp. (a)                                        22,725
       200  Carbo Ceramics Inc.                                       3,500
     2,898  Chesapeake Energy Corp. (a)                               2,536
     1,400  Comstock Resources Inc. (a)                               4,288
     1,900  Cross Timbers Oil Co.                                    14,250
     1,000  Devon Energy Corp.                                       30,688
       273  Dril-Quip (a)                                             4,846
     1,100  Eastern Enterprises                                      48,125
     2,006  EEX Corp. (a)                                            14,042
     1,700  Equitable Resources Inc.                                 49,513
       500  Forcenergy Inc. (a)                                       1,313
     1,500  Forest Oil Corp. (a)                                     12,750
       596  Friede Goldman Inc. (a)                                   6,780
     1,200  Frontier Oil Corp. (a)                                    5,925
     6,591  Grey Wolf Inc. (a)                                        5,355
  SHARES                                                           VALUE
----------                                                      -----------
       276  Gulfmark Offshore Inc. (a)                          $     4,347
     1,382  Hanover Compressor Co. (a)                               35,500
     6,200  Harken Energy Corp. (a)                                  12,013
     2,347  Helmerich & Payne Inc.                                   45,473
       300  Holly Corp.                                               5,063
       400  Houston Exploration Co. (a)                               7,950
       700  HS Resources Inc. (a)                                     5,294
       707  IRI International Corp. (a)                               2,828
     1,200  KCS Group Inc.                                            3,675
     6,300  Kelly Oil & Gas Corp. (a)                                 3,741
       800  Key Energy Group Inc. (a)                                 3,750
       900  Louis Dreyfus Natural Gas (a)                            12,825
     2,500  Marine Drilling Companies Inc. (a)                       19,219
     1,900  Meridian Resource Corp. (a)                               6,056
       876  Mitchell Energy & Development Corp.                      10,019
     1,700  Newfield Exploration Co. (a)                             35,488
     3,100  Newpark Resources (a)                                    21,119
       600  North Carolina Natural Gas Corp.                         19,913
       900  Nuevo Energy Co. (a)                                     10,350
     1,000  Oceaneering International Inc. (a)                       15,000
       678  Octel Corp. (a)                                           9,407
       259  Omni Energy Services Corp. (a)                            1,101
     1,503  Oneok Inc.                                               54,296
     2,700  Parker Drilling Co. (a)                                   8,606
     1,500  Patterson Energy Inc. (a)                                 6,094
       290  Penn Virginia Corp.                                       5,329
     1,364  Pennzoil-Quaker State Co. (a)                            20,205
     1,630  Peoples Energy Corp.                                     64,996
       800  Plains Resources Inc. (a)                                11,250
     1,798  Pogo Producing Co.                                       23,374
     1,000  Pool Energy Services Co. (a)                             10,813
     2,400  Pride International Inc. (a)                             16,950
     1,600  Range Resources Corp.                                     5,500
       600  RPC Inc.                                                  4,425
       200  Rutherford-Moran Oil Corp. (a)                              563
     4,670  Santa Fe Energy Resources Inc. (a)                       34,441
       600  Seacor Smit Inc. (a)                                     29,663
     1,100  Seitel Inc. (a)                                          13,681
     1,611  Snyder Oil Corp.                                         21,446
       500  St. Mary Land & Exploration Co.                           9,250
       600  Stone Energy Corp. (a)                                   17,250
     1,305  Superior Energy Services Inc. (a)                         3,711
       600  Swift Energy Co. (a)                                      4,425
     1,035  Syntroleum Corp. (a)                                      6,404
     1,500  Tesoro Petroleum Corp. (a)                               18,188
       356  Thermo Ecotek Corp. (a)                                   3,760
     1,600  Titan Exploration Inc. (a)                               10,500
     1,200  Tom Brown Inc. (a)                                       12,038
     1,200  Transmontaigne Oil Co. (a)                               18,150
       441  Transtexas Gas Corp. (a)                                  1,158
       900  Trico Marine Services Inc. (a)                            4,388
     2,000  Tuboscope Inc. (a)                                       16,250
       570  UTI Energy Corp. (a)                                      4,133
     1,000  Veritas DGC Inc. (a)                                     13,000

                                                                       27-------

         STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1998

  SHARES                                                           VALUE
----------                                                      -----------
     1,813  Vintage Pete Inc.                                   $    15,637
                                                                -----------
                                                                  1,105,334
                                                                -----------

TECHNOLOGY (15.1%)
       661  3DFX Interactive Inc. (a)                                 8,345
       321  Aavid Thermal Technology Inc. (a)                         5,417
       900  Actel Corp. (a)                                          18,000
       900  Adtran Inc. (a)                                          16,481
       245  Advantage Learning System Inc. (a)                       16,109
       200  Advent Software Inc. (a)                                  9,425
       363  Alliant Techsystems Inc. (a)                             29,925
       419  Alydaar Software Corp. (a)                                3,457
     1,753  Amkor Technology Inc. (a)                                18,954
       700  Amphenol Corp. (a)                                       21,131
       560  Anacomp Inc. (a)                                         10,430
       309  Analogic Corp.                                           11,626
     1,000  Analysts International Corp.                             19,250
     1,181  Anixter International Inc. (a)                           23,989
       200  APEX PC Solutions Inc. (a)                                5,775
     1,110  Applied Micro Circuits Corp. (a)                         37,705
       268  Aris Corp. (a)                                            3,199
       338  Artisan Components Inc. (a)                               1,796
       241  Aspec Technology Inc. (a)                                   316
       800  Aspect Development Inc. (a)                              35,450
     1,100  Aspen Technology Inc. (a)                                15,950
       800  ATMI Inc. (a)                                            20,200
     4,176  Aura Systems Inc. (a)                                     4,176
     1,400  Avanti Corp. (a)                                         22,400
     1,078  Avid Technology Inc. (a)                                 25,198
       400  AVT Corp. (a)                                            11,600
     1,126  Axent Technologies Inc. (a)                              34,413
     2,326  BEA Systems Inc. (a)                                     28,494
       800  Bell & Howell Co. (a)                                    30,250
       500  Benchmark Electronics Inc. (a)                           18,313
       800  Black Box Corp. (a)                                      30,300
     1,300  Boole & Babbage Inc. (a)                                 38,269
     2,500  Borland International Inc. (a)                           13,750
       774  Broadvision Inc. (a)                                     24,768
     1,104  Burr Brown Corp. (a)                                     25,875
     1,600  C-Cube Microsystems Inc. (a)                             43,400
     1,400  Cable Design Technologies Co. (a)                        25,900
       622  CD Radio Inc. (a)                                        21,304
       300  CDW Computer Centers Inc. (a)                            28,781
     1,500  Cellnet Data Systems Inc. (a)                             7,500
     1,500  Cellstar Corporation (a)                                 10,219
     1,400  Checkpoint Systems Inc. (a)                              17,325
     1,500  CHS Electronics Inc. (a)                                 25,406
     3,100  Cirrus Logic Inc. (a)                                    30,419
     1,000  Clarify Inc. (a)                                         24,438
     1,100  Coherent Inc. (a)                                        13,681
       182  Com21 Inc. (a)                                            3,822
     1,810  Commscope Inc. (a)                                       30,431
       600  Complete Business Solutions (a)                          20,325
     1,400  Compucom Systems Inc. (a)                                 4,900
  SHARES                                                           VALUE
----------                                                      -----------
     1,435  Computer Horizons Corp. (a)                         $    38,207
       100  Computer Management Sciences (a)                          1,738
       900  Computer Task Group Inc.                                 24,413
       606  Concord Communications Inc. (a)                          34,391
       526  Cotelligent Group Inc. (a)                               11,210
     1,200  CSG Systems Intl. Inc. (a)                               94,800
       200  Cubic Corp.                                               3,750
     4,019  Cypress Semiconductor Corp. (a)                          33,408
     1,364  Dallas Semiconductor Corp.                               55,583
     2,300  Data General Corp. (a)                                   37,806
       500  Data Transmission Network Corp. (a)                      14,438
       705  Datastream Systems Inc. (a)                               8,108
       569  Dataworks Corp. (a)                                       5,939
       500  Davox Corp. (a)                                           3,813
       300  DBT Online Inc. (a)                                       7,481
       505  Decisionone Holdings Corp. (a)                            2,399
       300  Deltek Systems Inc. (a)                                   5,063
       904  Dendrite International Inc. (a)                          22,572
       471  Dialogic Corp. (a)                                        9,258
     1,800  Diamond Multimedia Systems Inc. (a)                      11,475
       583  Digi International Inc. (a)                               6,486
     2,900  Digital Microwave Corp. (a)                              19,847
     1,100  DII Group Inc. (a)                                       25,644
       600  Documentum Inc. (a)                                      32,063
     1,800  DSP Communications Inc. (a)                              27,563
       558  DST Sytems (a)                                           31,841
       680  Earthlink Network Inc. (a)                               38,760
     2,526  Electronics For Imaging Inc. (a)                        101,514
       324  Engineering Animation Inc. (a)                           17,496
       800  Esterline Technologies Corp. (a)                         17,400
     1,000  ETEC Systems Inc. (a)                                    40,000
       500  Evans & Sutherland Computer (a)                           8,813
       268  Excel Switching Corp. (a)                                10,184
     1,246  Excite Inc. (a)                                          52,410
       588  Exodus Communications Inc. (a)                           37,779
     1,345  Filenet Corp. (a)                                        15,426
       100  Forrester Research Inc. (a)                               4,375
     1,455  General Magic Inc. (a)                                    7,321
     1,223  General Semiconductor Inc. (a)                           10,013
       387  Genesys Telecommunication Labs (a)                        8,611
       592  Genlyte Group Inc. (a)                                   11,100
       900  Geotel Communications Corp. (a)                          33,525
       900  Gerber Scientific Inc.                                   21,431
     2,800  Glenayre Technologies Inc. (a)                           12,425
       360  Great Plains Software Inc. (a)                           17,370
     1,949  GTECH Holdings Corp. (a)                                 49,943
       600  HADCO Corp. (a)                                          21,000
     1,381  Harbinger Corp. (a)                                      11,048
       537  Harmon Industries Inc.                                   12,385
     1,800  HMT Technology Corp. (a)                                 23,063
     1,214  HNC Software Inc. (a)                                    49,091
       400  HTE Inc. (a)                                              2,000
       900  Hutchinson Technology Inc. (a)                           32,063
       466  Hypercom Software Corp. (a)                               4,602

---------
      28

         STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1998

  SHARES                                                           VALUE
----------                                                      -----------
     1,365  Hyperion Solutions Corp. (a)                        $    24,570
       320  ICON CMT Corp. (a)                                        5,120
       452  IGEN Inc. (a)                                            13,843
     1,900  Imation Corp. (a)                                        33,250
       550  IMRglobal Corporation (a)                                16,191
     1,499  Indus International Inc. (a)                             10,493
     1,200  Industri-Matematik Intl. Corp. (a)                        6,000
     1,400  Information Resources Inc. (a)                           14,263
     7,217  Informix Corp. (a)                                       71,268
     1,123  Infoseek Corp. (a)                                       55,448
       700  Innovex Inc.                                              9,603
     1,900  Input/Output Inc. (a)                                    13,894
       522  INSpire Insurance Solutions (a)                           9,592
     3,800  Integrated Device Technology (a)                         23,275
       800  Integrated Process Equipment Corp. (a)                    8,600
       800  Integrated Systems Inc. (a)                              11,950
       242  Intelligroup Inc. (a)                                     4,326
     1,979  Intergraph Corp. (a)                                     11,379
       900  International Network Services (a)                       59,850
     2,400  International Rectifier Corp. (a)                        23,400
       520  International Telecommunication (a)                       7,670
       239  ISS Group Inc. (a)                                       13,145
     2,352  ITC Deltacom Inc. (a)                                    35,868
     1,013  Jabil Circuit Inc. (a)                                   75,595
       600  Jack Henry & Associates Inc.                             29,850
       915  JDA Software Group Inc. (a)                               8,864
     1,700  Kemet Corp. (a)                                          19,125
     2,523  Komag Inc. (a)                                           26,176
       525  Kopin Corp. (a)                                          11,025
       400  Kronos Inc. (a)                                          17,725
       270  L-3 Communications Holdings Inc. (a)                     12,572
     1,059  Lattice Semiconductor Corp. (a)                          48,615
       802  LCC International Inc. (a)                                3,008
     1,700  Legato Systems Inc. (a)                                 112,094
     1,650  Level One Communications Inc. (a)                        58,575
       900  Littelfuse Inc. (a)                                      17,325
     1,600  Macromedia Inc. (a)                                      53,900
       204  Manhattan Associates Inc. (a)                             5,559
       900  Manugistics Group Inc. (a)                               11,250
       688  Mapics Inc. (a)                                          11,352
     2,508  Mark IV Industries Inc.                                  32,604
       800  Marshall Industrials (a)                                 19,600
       600  Mastec Inc. (a)                                          12,600
       941  Mastech Corp. (a)                                        26,936
       812  MEMC Electrical Materials Inc. (a)                        6,902
     2,900  Mentor Graphics Corp. (a)                                24,650
       700  Mercury Interactive Corp. (a)                            44,275
     3,655  Merisel Inc. (a)                                          8,681
     1,600  Methode Electronics                                      25,000
       300  Metro Information Services Inc. (a)                       9,000
       600  Micrel Inc. (a)                                          33,000
       900  Microage Inc. (a)                                        13,838
     2,349  Microchip Technology Inc. (a)                            86,913
       513  Micromuse Inc. (a)                                       10,004
  SHARES                                                           VALUE
----------                                                      -----------
     1,664  Micron Electronics Inc. (a)                         $    28,808
       759  Mindspring Enterprises Inc. (a)                          46,346
     1,412  MMC Networks Inc. (a)                                    18,709
       234  Mobius Management Systems Inc. (a)                        3,481
     1,000  MRV Communications Inc. (a)                               6,188
     1,174  MTI Technology Corp. (a)                                  5,283
     1,300  National Computer Systems Inc.                           48,100
       700  National Instruments Corp. (a)                           23,888
       500  Natural Microsystems Corp. (a)                            3,641
       935  Neomagic Corp. (a)                                       20,687
     2,800  Network Appliance Inc. (a)                              126,000
     1,000  Network Equipment Technologies (a)                       10,313
       216  Network Solutions Inc. (a)                               28,269
       606  New Era of Networks Inc. (a)                             26,664
       500  Nichols Research Corp. (a)                               10,438
       475  Norstan Inc. (a)                                          8,431
     1,576  Novellus Systems Inc. (a)                                78,012
     2,300  Oak Technology Inc. (a)                                   8,050
       700  Objective Systems Integrators (a)                         3,238
     1,100  Open Market Inc. (a)                                     12,856
     1,900  P-Com Inc. (a)                                            7,570
     3,326  Pairgain Technologies Inc. (a)                           25,569
       400  Park Electrochemical Corp.                               11,450
       540  Pegasus Systems Inc. (a)                                 19,440
       248  Pegasystems Inc. (a)                                      1,031
       383  Peregrine Systems Inc. (a)                               17,762
     1,000  Photronics Inc. (a)                                      23,969
     1,200  Pioneer Standard Electronics                             11,250
     1,052  Platinum Software Corp. (a)                              13,479
       700  Plexus Corp. (a)                                         23,713
     1,400  PMC Sierra Inc. (a)                                      88,375
       672  Polycom Inc. (a)                                         14,952
       387  Pomeroy Computer Resources (a)                            8,708
       700  Powertel Inc. (a)                                         9,494
       200  Powerwave Technologies Inc. (a)                           3,725
     1,500  Premiere Technologies Inc. (a)                           11,063
     1,100  Premisys Communications Inc. (a)                         10,106
       958  Primark Corp. (a)                                        25,986
       245  Primex Technologies Inc.                                 10,413
       800  Progress Software Corp. (a)                              27,000
       300  Project Software & Development Inc. (a)                  10,050
     2,000  PSINet Inc. (a)                                          41,750
       400  QAD Inc. (a)                                              1,425
       382  QLogic Corporation (a)                                   49,994
       824  QuadraMed Corp. (a)                                      16,892
       400  Radiant Systems Inc. (a)                                  2,950
       700  Rambus Inc. (a)                                          67,375
     4,000  Rational Software Corp. (a)                             106,000
     1,235  Rayovac Corp. (a)                                        32,959
     2,200  Read-Rite Corp. (a)                                      32,519
       380  RealNetworks Inc. (a)                                    13,633
       434  Recoton Corp. (a)                                         7,785
       900  Remec Inc. (a)                                           16,200
     1,000  Remedy Corp. (a)                                         13,938

                                                                       29-------

         STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1998

  SHARES                                                           VALUE
----------                                                      -----------
       600  Renaissance Worldwide Inc. (a)                      $     3,675
       400  Rogers Corp. (a)                                         11,950
       158  RWD Technologies Inc. (a)                                 3,417
     2,700  S3 Inc. (a)                                              19,870
     1,300  Safeguard Scientifics Inc. (a)                           35,669
       303  Sanchez Computer Associates (a)                           8,863
       900  Sandisk Corp. (a)                                        12,713
       500  Sapient Corporation (a)                                  28,000
       600  Sawtek Inc. (a)                                          10,500
       577  SCB Computer Technology Inc. (a)                          5,698
       537  SCM Microsystems Inc. (a)                                38,161
       600  SDL Inc. (a)                                             23,775
     1,802  Security Dynamics Technology Inc. (a)                    41,446
       600  Semtech Inc. (a)                                         21,525
     2,000  Sequent Computer Systems Inc. (a)                        24,125
     1,200  Shiva Corp. (a)                                           6,788
       500  Siliconix Inc. (a)                                       10,375
       792  Sipex Corp. (a)                                          27,819
       650  SLI Inc. (a)                                             18,038
     1,200  Smart Modular Technology Inc. (a)                        33,300
     1,421  Software AG Systems Inc. (a)                             25,756
       722  Spectra-Physics Lasers Inc. (a)                           6,859
       730  Speedfam International Inc. (a)                          12,501
       600  Splash Technology Holdings Inc. (a)                       4,463
       627  Sportsline USA Inc. (a)                                   9,758
       317  SPR Inc. (a)                                              5,468
       388  SS&C Technologies Inc. (a)                                4,802
     1,078  Star Telecommunications Inc. (a)                         13,138
     1,700  Structural Dynamics Research (a)                         33,788
     3,843  Sybase Inc. (a)                                          28,462
       751  Sykes Enterprises Inc. (a)                               22,906
     2,500  Symantec Corp. (a)                                       54,375
       359  Syntel Inc. (a)                                           4,061
     1,700  System Software Associates Inc. (a)                      11,953
     1,600  Systems & Computer Technology (a)                        22,000
     1,088  Tava Technologies Inc. (a)                                8,296
     1,900  Technology Solutions Co. (a)                             20,366
     1,554  Tekelec (a)                                              25,738
       381  Telegroup Inc. (a)                                          500
     1,033  Teletech Holdings Inc. (a)                               10,588
       700  Telxon Corp. (a)                                          9,713
       225  Thermo Bioanalysis Corp. (a)                              2,981
       100  Thermo Optek Corp. (a)                                      869
       200  Thermoquest Corp. (a)                                     2,588
       400  Thermotrex Corp. (a)                                      3,425
       400  Transaction Network Services (a)                          8,025
     1,246  Transaction Systems Architects (a)                       62,300
     1,000  Trimble Navigation Ltd. (a)                               7,250
     1,100  Unitrode Corp. (a)                                       19,250
       292  US LEC Corp. (a)                                          4,325
     2,783  US Web Corp. (a)                                         73,402
     1,161  USN Communications Inc. (a)                                 218
     2,000  Vanstar Corp. (a)                                        18,500
     1,272  Vantive Corp. (a)                                        10,176
  SHARES                                                           VALUE
----------                                                      -----------
       276  Verio Inc. (a)                                      $     6,176
       206  Verisign Inc. (a)                                        12,180
       900  Viasoft Inc. (a)                                          6,300
     2,392  Vishay Intertechnology Inc. (a)                          34,684
     1,200  Visio Corp. (a)                                          43,875
       951  Visual Networks Inc. (a)                                 35,663
     1,981  VLSI Technology Inc. (a)                                 21,667
       700  VWR Scientific Products Corp. (a)                        12,163
     2,004  Wallace Computer Services Inc.                           52,856
     2,200  Wang Laboratories Inc. (a)                               61,050
       763  Waverphore Inc. (a)                                       6,128
       600  Westell Technologies Inc. (a)                             2,925
     1,300  Whittman-Hart Inc. (a)                                   35,913
     1,000  Wind River Systems Inc. (a)                              47,000
     1,200  World Access Inc. (a)                                    25,650
     1,100  Xircom Inc. (a)                                          37,400
     1,500  Xylan Corp. (a)                                          26,344
     1,100  Zebra Technologies Corp. (a)                             31,625
                                                                -----------
                                                                  6,278,675
                                                                -----------

TRANSPORTATION (4.3%)
     1,300  AAR Corp.                                                31,038
       900  Aftermarket Technology Corp. (a)                          7,088
     1,558  Air Express International Corp.                          33,887
       500  Airnet Systems Inc. (a)                                   7,188
     2,523  Airtran Holdings Inc. (a)                                 6,623
     1,224  Alaska Air Group Inc. (a)                                54,162
     1,875  Alexander & Baldwin                                      43,594
     1,900  America West Holding Corp. (a)                           32,300
       900  American Freightways Corp. (a)                           10,378
       173  Amtran Inc. (a)                                           4,693
       683  AO Smith Corp.                                           16,776
       900  Arctic Cat Inc.                                           9,169
       900  Arnold Industries Inc.                                   14,513
     1,000  ASA Holdings Inc.                                        30,500
       532  Atlantic Coast Airlines Hldgs. (a)                       13,300
       400  Atlas Air Inc. (a)                                       19,575
       800  Aviall Inc. (a)                                           9,400
     1,269  Avis Rent A Car Inc. (a)                                 30,694
       400  Avondale Industries Inc. (a)                             11,600
       652  Barnes Group Inc.                                        19,153
     1,300  BE Aerospace Inc. (a)                                    27,300
       700  Breed Technologies Inc. (a)                               5,731
     1,929  CH Robinson Worldwide Inc.                               50,033
       600  Circle International Group Inc.                          12,300
     1,111  Coach USA Inc. (a)                                       38,538
       800  Coachmen Industries Inc.                                 21,000
     1,000  Consolidated Freightways Corp. (a)                       15,875
       400  Covenant Transport Inc. (a)                               7,150
       423  Dispatch Management Services Corp. (a)                    1,718
       400  Eagle USA Airfreight Inc. (a)                             9,800
       500  Excel Industries Inc.                                     8,750
       900  Exide Corp.                                              14,625
     1,200  Expeditors International                                 50,400

---------
      30

         STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1998

  SHARES                                                           VALUE
----------                                                      -----------
       500  Florida East Coast Industries                       $    17,594
     1,100  Fritz Companies Inc. (a)                                 11,894
     3,400  Gentex Corp. (a)                                         68,000
       229  Greenbrier Companies Inc.                                 3,235
     2,800  Greyhound Lines Inc. (a)                                 16,625
     1,352  Halter Marine Group Inc. (a)                              6,591
       825  Hayes Lemmerz International (a)                          24,905
       800  Heartland Express Inc. (a)                               14,000
       600  Hvide Marine Inc. (a)                                     3,000
     1,000  JB Hunt Transport Service Inc.                           23,000
       934  Kirby Corp. (a)                                          18,622
       738  Kitty Hawk Inc. (a)                                       8,118
       250  Knight Transportation Inc. (a)                            6,672
       500  Landstar Systems Inc. (a)                                20,375
     1,688  Mascotech Inc.                                           28,907
     1,089  Mesa Air Group Inc. (a)                                   8,508
       550  Mesaba Holdings Inc. (a)                                 11,344
       650  Midwest Express Holdings Inc. (a)                        17,103
     1,700  Miller Industrials Inc. (a)                               7,650
     1,000  Modine Manufacturing Co.                                 36,250
       800  Motivepower Industries Inc. (a)                          25,750
       400  MS Carriers Inc. (a)                                     13,175
       868  Myers Industries Inc.                                    24,847
     1,600  Newport News Shipbuilding Inc.                           53,500
       600  O'Reilly Automotive Inc. (a)                             28,350
     1,000  Offshore Logistics Inc. (a)                              11,875
     1,300  Overseas Shipholding Group Inc.                          20,881
       900  Pittston Burlington Group                                10,013
     1,084  Polaris Industries Inc.                                  42,479
       721  Roadway Express Inc.                                     10,409
       700  Simpson Industries Inc.                                   6,781
       500  Skyline Corp.                                            16,250
       990  Skywest Inc.                                             32,361
     1,400  SPX Corp. (a)                                            93,800
       500  Standard Motor Products Inc.                             12,125
       700  Standard Products Co.                                    14,263
     1,000  Superior Industries Intl. Inc.                           27,813
     1,150  Swift Transportation Inc. (a)                            32,236
       300  Thor Industries Inc.                                      7,650
       700  Titan International Inc.                                  6,650
     2,196  Tower Automotive Inc. (a)                                54,763
     2,700  Trans World Airlines Inc. (a)                            12,994
     1,200  US Freightways Corp.                                     34,950
     1,100  Wabash National Corp.                                    22,344
     1,300  Werner Enterprises Inc.                                  22,994
       831  Westinghouse Air Brake Co.                               20,308
       600  Winnebago Industries Inc.                                 9,075
     2,373  Wisconsin Central Transportation Corp. (a)               40,786
       697  Wynns International Inc.                                 15,421
     1,100  Yellow Corp. (a)                                         21,038
                                                                -----------
                                                                  1,767,125
                                                                -----------

UTILITIES & ENERGY (6.8%)
       900  Aerial Communications Inc. (a)                            5,288
  SHARES                                                           VALUE
----------                                                      -----------
     2,700  AGL Resources Inc.                                  $    62,269
     1,700  Aliant Communications Inc.                               69,488
       700  American Mobile Satellite Corp. (a)                       3,675
       300  Aquarion Co.                                             12,300
       200  Aquila Gas Pipeline Corp.                                 1,713
     1,278  Associated Group Inc. Class A (a)                        54,954
     1,400  Atmos Energy Corp.                                       45,150
       600  Bay State Gas Co.                                        23,888
     1,050  Black Hills Corp.                                        27,694
       500  California Water Service Group                           15,656
       500  Cellular Communications (a)                               9,250
       700  Cellular Communications Intl. (a)                        47,600
       700  Centennial Cellular Corp. (a)                            28,700
       800  Central Hudson Gas & Electric                            35,800
     1,500  Century Communications Corp. (a)                         47,578
       600  CFW Communication Co.                                    14,025
       600  Cilcorp Inc.                                             36,713
     1,100  Cleco Corp.                                              37,744
     1,500  CMP Group Inc.                                           28,313
       400  Colonial Gas Co.                                         13,950
       970  Commnet Cellular Inc. (a)                                11,883
       900  Commonwealth Energy Systems                              36,450
       400  Commonwealth Telephone (a)                               13,400
       500  Connecticut Energy Corp.                                 15,250
       400  E Town Corp.                                             18,950
     1,000  Eastern Utilities Associates                             28,250
       567  Echostar Communications (a)                              27,429
     2,600  El Paso Electric Co. (a)                                 22,750
       800  Empire District Electric Co.                             19,800
     1,200  Energen Corp.                                            23,400
     1,600  General Communications Inc. (a)                           6,500
     1,500  Hawaiian Electric Industries                             60,375
     1,709  Idacorp Inc.                                             61,844
     1,400  Indiana Energy Inc.                                      34,475
     1,218  IXC Communications Inc. (a)                              40,955
       700  Jones Intercable Inc. (a)                                24,938
       800  Laclede Gas Co.                                          21,400
     2,200  Lincoln Electric Holdings                                48,950
       800  Madison Gas & Electric Co.                               18,200
     2,500  MDU Resources Group Inc.                                 65,781
     1,700  Minnesota Power Inc.                                     74,800
     2,400  Nevada Power Co.                                         62,400
       800  New Jersey Resources Corp.                               31,600
       700  North Pittsburgh Systems Inc.                             9,363
     1,200  Northwest Natural Gas Co.                                31,050
     1,100  Northwestern Corp.                                       29,081
     1,913  NTL Inc. (a)                                            107,965
       600  NUI Corp.                                                16,088
     1,500  Omnipoint Corp. (a)                                      13,969
       600  Orange & Rockland Utilities                              34,200
       600  Otter Tail Power Co.                                     23,925
       400  Pacific Gateway Exchange Inc. (a)                        19,225
     1,650  PageMart Wireless Inc. (a)                                9,178
       500  Pennsylvania Enterprises Inc.                            12,750

                                                                       31-------

         STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1998

  SHARES                                                           VALUE
----------                                                      -----------
     1,100  Philadelphia Suburban Corp.                         $    32,519
     1,400  Piedmont Natural Gas Inc.                                50,575
       986  Primus Telecommunications (a)                            16,269
     1,900  Public Service Co.                                       38,831
       900  Public Service Company NC Inc.                           23,400
     1,600  RCN Corp. (a)                                            28,300
     1,800  Rochester Gas & Electric Corp.                           56,250
     2,986  Seagull Energy Corp. (a)                                 18,849
       720  Semco Energy Inc.                                        11,745
     1,400  Sierra Pacific Resources                                 53,200
     1,100  Sigcorp Inc.                                             39,256
     2,773  Skytel Inc. (a)                                          61,353
       900  Smartalk Teleservices Inc. (a)                            2,391
       400  South Jersey Industries Inc.                             10,475
       835  Southern Union Co. (a)                                   20,353
     1,400  Southwest Gas Corp.                                      37,625
     1,200  Southwestern Energy Co.                                   9,000
     2,800  TCI Satellite Entertainment (a)                           4,025
     1,766  Tel-Save Holdings Inc. (a)                               29,581
       500  TNP Enterprises Inc.                                     18,969
     1,500  UGI Corp.                                                35,625
     1,500  Unisource Energy Corp. Holding Co. (a)                   20,250
       700  United Illuminating Co.                                  36,050
     1,836  United International Holdings (a)                        35,343
     1,600  United States Satellite (a)                              22,000
     1,300  United Water Resources Inc.                              31,119
     1,180  Vanguard Cellular Systems Inc. (a)                       30,459
     2,100  Washington Gas Light Co.                                 56,963
     2,600  Washington Water Power Co.                               50,050
       900  Western Gas Resources Inc.                                5,175
     3,500  Western Wireless Corp. (a)                               77,000

SHARES OR
PRINCIPAL
  AMOUNT                                                           VALUE
----------                                                      -----------
     1,700  Wicor Inc.                                          $    37,081
     1,976  Winstar Communications Inc. (a)                          77,064
     1,200  WPS Resources Corp.                                      42,300
       500  Yankee Energy Systems Inc.                               14,563
                                                                -----------
                                                                  2,832,330
                                                                -----------
TOTAL COMMON STOCKS
  (cost $40,897,974)                                             39,853,633

SHORT-TERM INVESTMENTS (4.4%)
$1,851,000  U.S. Treasury Bills, 4.340% and 4.400%, January,
              1999 to February, 1999 (cost $1,843,504)            1,844,303
                                                                -----------

TOTAL INVESTMENTS (100.2%)
  (cost $42,741,478)                                             41,697,936

LIABILITIES, LESS CASH AND
  OTHER ASSETS (-0.2%)                                              (72,500)
                                                                -----------
NET ASSETS (100.0%)                                             $41,625,436
                                                                -----------
                                                                -----------

Notes:
(a)  Non-income producing security.
At December 31, 1998, net unrealized depreciation of $1,043,542 consisted of gross unrealized appreciation of $4,972,058 and gross unrealized depreciation of $6,015,600 based on cost of $42,741,478 for federal income tax purposes.

See accompanying notes to financial statements.

---------
      32

       STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1998

  SHARES                                                           VALUE
----------                                                      -----------
COMMON STOCKS (96.4%)
AUSTRALIA (2.2%)
     2,500  Amcor Ltd. (a)                                      $    10,692
            MISCELLANEOUS FOOD PREPARATIONS
    32,000  Ashton Mining Limited (a)                                16,096
            METAL MINING SERVICES
    18,700  Australian National Industries                           13,191
            ENGINEERING, ARCHITECTURAL, AND SURVEYING SERVICES
     2,500  Brambles Industries Ltd.                                 60,953
            MISCELLANEOUS TRANSPORTATION SERVICES
    19,935  Broken Hill Proprietary (a)                             146,961
            BITUMINOUS COAL AND LIGNITE MINING
     7,005  Coca-Cola                                                26,123
            BEVERAGES
    13,000  Coles Myer Ltd. (a)                                      68,175
            RETAIL STORES
    44,700  Crown Limited (a)                                        16,722
            HOTELS AND MOTELS
    16,700  CSR Ltd.                                                 40,870
            CONSTRUCTION AND MINING MACHINERY & EQUIPMENT
    25,900  Fosters Brewing Group Ltd.                               70,217
            MISCELLANEOUS NON-DURABLE GOODS
    21,900  Great Central Mines NL (a)                               15,715
            GOLD AND SILVER ORES
     7,449  ICI Australia (a)                                        38,790
            CHEMICALS AND ALLIED PRODUCTS
     6,186  Lend Lease Corporation Ltd. (a)                          83,473
            ENGINEERING, ARCHITECTURAL, AND SURVEYING SERVICES
    64,700  MIM Holdings Limited (a)                                 28,572
            METAL MINING SERVICES
    15,971  National Australia Bank Ltd.                            240,982
            FOREIGN BANKING
     9,900  Newcrest Mining Limited (a)                              13,735
            GOLD AND SILVER ORES
    17,628  News Corporation Ltd. (a)                               116,556
            MISCELLANEOUS PUBLISHING
    26,671  Normandy Mining Limited (a)                              24,703
            GOLD AND SILVER ORES
     8,700  North Limited                                            14,194
            BITUMINOUS COAL AND LIGNITE MINING
    21,200  Pacific Dunlop                                           34,329
            MISCELLANEOUS MANUFACTURING INDUSTRIES
    17,000  Pioneer International Ltd. (a)                           35,974
            CONSTRUCTION AND MINING MACHINERY & EQUIPMENT
     5,300  Rio Tinto Ltd.                                           62,919
            BITUMINOUS COAL AND LIGNITE MINING
    11,500  Santos Ltd.                                              30,895
            CRUDE PETROLEUM AND NATURAL GAS

  SHARES                                                           VALUE
----------                                                      -----------
    47,700  Telstra Corporation                                 $   223,231
            COMMUNICATIONS SERVICES
    12,830  Western Mining Corp. Holding Ltd. (a)                    38,717
            METAL MINING SERVICES
    29,748  Westfield Trust (a)                                      65,687
            TRUSTS
       963  Westfield Trust New Units (a)                             2,036
            TRUSTS
    18,500  Westpac Banking Corp.                                   123,911
            FOREIGN BANKING
                                                                -----------
                                                                  1,664,419
                                                                -----------

AUSTRIA (.3%)
       840  Bank Austria AG                                          42,738
            FOREIGN BANKING
       360  OEMV AG (a)                                              33,948
            MISCELLANEOUS PRODUCTS OF PETROLEUM AND COAL
       750  Oest Elektrizatswirts Class A (a)                       114,695
            NONCLASSIFIABLE ESTABLISHMENTS
       360  VA Technologie AG (a)                                    31,213
            MACHINERY, EQUIPMENT, AND SUPPLIES
                                                                -----------
                                                                    222,594
                                                                -----------

BELGIUM (1.6%)
       300  Barco NV (a)                                             84,709
            ELECTRIC SERVICES
       150  Bekaert SA (a)                                           74,667
            ELECTRIC SERVICES
       750  Cimenteries CBR Cementbed (a)                            74,230
            CONSTRUCTION AND MINING MACHINERY & EQUIPMENT
     1,020  Delhaize LE PS (a)                                       90,264
            RETAIL STORES
       300  Electrabel                                              131,867
            ELECTRIC SERVICES
       300  Fortis AG (a)                                           108,725
            INSURANCE CARRIERS
       750  GBL Group BXL Lamb (a)                                  152,826
            HOLDING OFFICES
       700  NV Union Miniere SA (a)                                  26,653
            METALS AND MINERALS, EXCEPT PETROLEUM
       360  Petrofina SA NPV (a)                                    165,052
            CRUDE PETROLEUM AND NATURAL GAS
     1,075  Reunies Electrobel & Tractebel                          208,724
            ELECTRIC, GAS, AND OTHER UTILITY SERVICES
     1,325  Solvay Et Cie 'A' NPV (a)                                99,897
            CHEMICALS AND ALLIED PRODUCTS
                                                                -----------
                                                                  1,217,614
                                                                -----------

                                                                       33-------

       STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1998

  SHARES                                                           VALUE
----------                                                      -----------
DENMARK (1.1%)
       160  D/S 1912 'B' (a)                                    $   111,875
            SERVICES INCIDENTAL TO WATER TRANSPORTATION
        80  D/S Svendborg 'B' (a)                                    81,078
            SERVICES INCIDENTAL TO WATER TRANSPORTATION
     1,200  Danisco                                                  65,050
            MISCELLANEOUS MANUFACTURING INDUSTRIES
       600  Den Danske Bank (a)                                      80,605
            FOREIGN BANKING
       700  Novo Nordisk A/S-B                                       92,390
            DRUGS
     2,400  Tele Danmark - B (a)                                    323,929
            TELEPHONE COMMUNICATIONS
     1,400  Unidanmark (a)                                          126,486
            FOREIGN BANKING
                                                                -----------
                                                                    881,413
                                                                -----------

FINLAND (1.3%)
     2,800  Kesko OY Osake (a)                                       42,028
            MISCELLANEOUS BUSINESS SERVICES
    15,000  Merita Ltd. - A (a)                                      95,392
            FOREIGN BANKING
     3,800  Nokia OY                                                465,310
            COMMUNICATIONS EQUIPMENT
     1,600  Nokia OYJ - K Shares                                    195,920
            COMMUNICATIONS EQUIPMENT
     3,400  Outokumpo OY                                             31,426
            ENGINEERING, ARCHITECTURAL, AND SURVEYING SERVICES
     2,000  Sampo Insurance Co.                                      76,433
            INSURANCE AGENTS, BROKERS, AND SERVICE
     3,000  UPM-Kymmene (a)                                          84,135
            PAPER AND PAPER PRODUCTS
                                                                -----------
                                                                    990,644
                                                                -----------

FRANCE (8.7%)
       400  Accor French (a)                                         86,645
            SERVICES
       675  Air Liquide French                                      123,859
            MISCELLANEOUS CHEMICAL PRODUCTS
     2,000  Alcatel                                                 244,898
            COMMUNICATIONS SERVICES
     3,010  AXA Company                                             436,466
            INSURANCE AGENTS, BROKERS, AND SERVICE
     2,223  Banque National De Paris                                183,141
            COMMERCIAL BANKS
       700  BIC                                                      38,847
            MISCELLANEOUS NON-DURABLE GOODS
       325  Bouygues                                                 67,025
            MISCELLANEOUS BUSINESS SERVICES
       400  Canal Plus                                              109,201
            RADIO AND TELEVISION BROADCASTING STATIONS
       390  Carrefour Supermarche                                   294,559
            GROCERY STORES
  SHARES                                                           VALUE
----------                                                      -----------
       800  Compagnie De Saint Goban                            $   112,997
            CONSTRUCTION AND MINING MACHINERY & EQUIPMENT
     2,900  ELF-Aquitaine                                           335,374
            OIL AND GAS FIELD SERVICES
       300  Eridania Beghin Say                                      51,933
            MISCELLANEOUS FOOD PREPARATIONS
       130  Essilor International (a)                                51,199
            MISCELLANEOUS NON-DURABLE GOODS
    10,100  France Telecom SA (a)                                   802,791
            TELEPHONE COMMUNICATIONS
       600  Groupe Danone                                           171,858
            MISCELLANEOUS FOOD PREPARATIONS
       500  Imetal (a)                                               50,125
            CONSTRUCTION AND MINING MACHINERY & EQUIPMENT
       710  L'Oreal (a)                                             513,497
            MISCELLANEOUS NON-DURABLE GOODS
     1,015  Lafarge Coppee French (a)                                96,485
            CONSTRUCTION AND MINING MACHINERY & EQUIPMENT
     1,400  Lagardere Group                                          59,524
            MISCELLANEOUS BUSINESS SERVICES
       300  LeGrand (a)                                              79,538
            MISCELLANEOUS DURABLE GOODS
       820  LVMH Company (a)                                        162,356
            MISCELLANEOUS FOOD PREPARATIONS
     1,250  Michelin B French                                        50,013
            MOTOR VEHICLES AND MOTOR VEHICLE EQUIPMENT
     1,515  Paribas                                                 131,728
            FOREIGN BANKING
       900  Pernod-Ricard (a)                                        58,485
            MISCELLANEOUS FOOD PREPARATIONS
     1,350  Pinault-Printemps-Redoute SA                            258,109
            DEPARTMENT STORES
       180  Promodes                                                130,956
            GROCERY STORES
       675  Peugeot SA (a)                                          104,525
            MOTOR VEHICLES AND MOTOR VEHICLE EQUIPMENT
     3,250  Rhone Polenc                                            167,329
            DRUGS
       100  Sagem SA                                                 66,237
            MISCELLANEOUS DURABLE GOODS
       950  Sanofi SA                                               156,462
            DRUGS
     1,500  Schneider SA                                             91,031
            MISCELLANEOUS DURABLE GOODS
     1,000  Seita (a)                                                62,657
            MISCELLANEOUS FOOD PREPARATIONS
       500  Sidel                                                    42,427
            MISCELLANEOUS DURABLE GOODS

---------
      34

       STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1998

  SHARES                                                           VALUE
----------                                                      -----------
       750  Societe Generale - A                                $   121,509
            FOREIGN BANKING
       400  Sodexho Alliance (a)                                     89,509
            SERVICES
     1,450  Suez Lyonnaise Des Eaux-Dumex                           297,995
            MISCELLANEOUS BUSINESS SERVICES
     1,000  Thomson CSF (a)                                          42,964
            MISCELLANEOUS DURABLE GOODS
     2,400  Total SA - Series B (a)                                 243,179
            ELECTRIC, GAS, AND OTHER UTILITY SERVICES
     2,400  Usinor Sacilor (a)                                       26,659
            STEEL WORKS
       960  Valeo                                                    75,686
            MOTOR VEHICLES AND MOTOR VEHICLE EQUIPMENT
     1,550  Vivendi                                                 402,345
            SANITARY SERVICES
                                                                -----------
                                                                  6,692,123
                                                                -----------

GERMANY (11.6%)
       800  Adidas Salomon AG                                        86,940
            MISCELLANEOUS TEXTILE GOODS
     2,599  Allianz AG Holding                                      953,447
            INSURANCE AGENTS, BROKERS, AND SERVICE
       335  AXA Colonia Konzern AG                                   38,015
            INSURANCE AGENTS, BROKERS, AND SERVICE
     8,650  BASF AG                                                 330,050
            PLASTICS MATERIALS AND SYNTHETIC RESINS, SYNTHETIC
     9,650  Bayer AG                                                405,288
            CHEMICALS AND ALLIED PRODUCTS
     6,786  Bayerische Hypo Vereinsbank                             537,005
            FOREIGN BANKING
     1,500  Beiersdorf (a)                                          103,121
            CHEMICALS AND ALLIED PRODUCTS
    11,508  Daimler Chrysler AG                                   1,136,619
            MOTOR VEHICLES, PARTS AND SUPPLIES
     1,190  Degussa                                                  65,733
            CHEMICAL AND FERTILIZER MINERAL MINING
     5,400  Deutsche Bank AG                                        318,645
            FOREIGN BANKING
    27,950  Deutsche Telekom AG                                     918,786
            TELEPHONE COMMUNICATIONS
     6,400  Dresdner Bank AG (a)                                    268,984
            FOREIGN BANKING
       750  Heidelberger Zement AG (a)                               58,990
            CONSTRUCTION AND MINING MACHINERY & EQUIPMENT
       925  Hochtief AG                                              36,377
            CONSTRUCTION AND MINING MACHINERY & EQUIPMENT
       125  Karstadt AG (a)                                          65,445
            MISCELLANEOUS NON-DURABLE GOODS
  SHARES                                                           VALUE
----------                                                      -----------
       100  Linde AG                                            $    60,642
            MACHINERY, EQUIPMENT, AND SUPPLIES
     4,120  Lufthansa AG (a)                                         91,403
            AIR TRANSPORTATION & COURIER SERVICES
       350  MAN AG (a)                                              104,021
            MACHINERY, EQUIPMENT, AND SUPPLIES
     4,550  Mannesmann AG                                           521,788
            GENERAL INDUSTRIAL MACHINERY AND EQUIPMENT
     1,850  Merck KGAA                                               83,307
            CHEMICALS AND ALLIED PRODUCTS
     3,450  Metro AG (a)                                            271,356
            MISCELLANEOUS NON-DURABLE GOODS
       785  Muenchener Rueckversicherungs Namensaktie               384,128
            INSURANCE CARRIERS
       195  Preussag AG                                              88,630
            STEEL WORKS
     4,150  RWE AG                                                  229,237
            MISCELLANEOUS MANUFACTURING INDUSTRIES
       660  SAP AG                                                  285,315
            COMPUTER PROGRAMMING & DATA PROCESSING
       720  Schering AG (a)                                          90,566
            CHEMICALS AND ALLIED PRODUCTS
       400  SGL Carbon AG (a)                                        24,016
            CHEMICALS AND ALLIED PRODUCTS
     7,100  Siemens AG                                              458,264
            MISCELLANEOUS MANUFACTURING INDUSTRIES
       550  Thyssen AG (a)                                          104,021
            MISCELLANEOUS MANUFACTURING INDUSTRIES
     5,750  VEBA AG                                                 340,748
            MISCELLANEOUS MANUFACTURING INDUSTRIES
       250  VIAG AG (a)                                             147,851
            UTILITIES REGULATION AND ADMINISTRATION
     3,250  Volkswagen AG                                           259,528
            MOTOR VEHICLE DEALERS
                                                                -----------
                                                                  8,868,266
                                                                -----------

HONG KONG (1.8%)
    16,800  Bank of East Asia Hong Kong (a)                          29,276
            MISCELLANEOUS INVESTING
    44,000  Cathay Pacific Airways Ltd. (a)                          43,732
            AIR TRANSPORTATION & COURIER SERVICES
    20,000  Cheung Kong                                             143,926
            REAL ESTATE AGENTS AND MANAGERS
    10,000  Chinese Estates (Warrants) (a)                              388
            FEDERAL AND FEDERALLY-SPONSORED CREDIT AGENCIES
    10,000  Chinese Estates HL (Warrants) (a)                           441
            FEDERAL AND FEDERALLY-SPONSORED CREDIT AGENCIES
   172,000  Chinese Estates HL - C (a)                               25,095
            REAL ESTATE AGENTS AND MANAGERS

                                                                       35-------

       STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1998

  SHARES                                                           VALUE
----------                                                      -----------
    22,000  CLP Holdings Limited (a)                            $   109,617
            UTILITIES REGULATION AND ADMINISTRATION
    16,000  Hang Seng Bank (a)                                      143,022
            FOREIGN BANKING
    42,900  Hong Kong & China Gas                                    54,547
            GAS PRODUCTION AND DISTRIBUTION
     1,950  Hong Kong & China Gas (Warrants) (a)                         --
            MOTOR VEHICLE DEALERS
    78,400  Hong Kong Telecom                                       137,129
            COMMUNICATIONS EQUIPMENT
    30,000  Hutchison Whampoa                                       212,016
            MISCELLANEOUS BUSINESS SERVICES
    13,000  Hysan Development (a)                                    19,382
            REAL ESTATE AGENTS AND MANAGERS
    42,000  New World Development (a)                               105,718
            REAL ESTATE AGENTS AND MANAGERS
    74,000  Sino Land Company (a)                                    39,642
            REAL ESTATE AGENTS AND MANAGERS
    27,000  Sun Hung Kai Properties                                 196,914
            REAL ESTATE AGENTS AND MANAGERS
    17,000  Swire Pacific Ltd. - A (a)                               76,145
            MISCELLANEOUS BUSINESS SERVICES
     1,250  Wharf Holdings (Warrants) (a)                               103
            REAL ESTATE AGENTS AND MANAGERS
    39,000  Wharf Holdings Ltd. (a)                                  56,885
            REAL ESTATE AGENTS AND MANAGERS
                                                                -----------
                                                                  1,393,978
                                                                -----------

IRELAND (.5%)
    10,593  Allied Irish Bank PLC                                   188,936
            FOREIGN BANKING
     4,700  CRH PLC                                                  79,763
            CONSTRUCTION AND MINING MACHINERY & EQUIPMENT
     9,071  Irish Life PLC (a)                                       85,725
            INSURANCE AGENTS, BROKERS, AND SERVICE
    14,550  Jefferson Smurfit Group                                  26,250
            PAPER AND PAPER PRODUCTS
                                                                -----------
                                                                    380,674
                                                                -----------

ITALY (5.7%)
    10,360  Assicurazione Generali ITL (a)                          433,528
            ACCIDENT AND HEALTH INSURANCE AND MEDICAL SERVICE
    35,500  Banca Commerciale Italiana                              245,436
            UTILITIES REGULATION AND ADMINISTRATION
    27,000  Banca Intesa SPA                                        162,354
            FOREIGN BANKING
    29,000  Benetton Group                                           58,565
            APPAREL, PIECE GOODS, AND NOTIONS
    10,000  Edison SPA (a)                                          118,049
            COMMUNICATIONS SERVICES
    95,600  ENI SPA                                                 626,170
            RETAIL STORES
  SHARES                                                           VALUE
----------                                                      -----------
    56,000  FIAT SPA (a)                                        $   194,942
            RETAIL STORES
    39,900  Istituto Nazionale Delle Assic (a)                      105,623
            UTILITIES REGULATION AND ADMINISTRATION
    12,000  Italgas (a)                                              65,099
            COMMUNICATIONS SERVICES
    14,200  Mediaset SPA                                            115,399
            RADIO AND TELEVISION BROADCASTING STATIONS
     8,420  Mediobanca Banca Di Credito                             117,193
            COMMERCIAL BANKS
     1,320  Mediobanca SPA (Warrants) (a)                             4,795
            COMMERCIAL BANKS
    62,000  Montedison SPA                                           82,534
            RETAIL STORES
    27,900  Parmalat Finanziaria (a)                                 53,468
            OTHER
    26,000  Pirelli SPA (a)                                          83,491
            RETAIL STORES
     4,550  RAS SPA                                                  66,088
            UTILITIES REGULATION AND ADMINISTRATION
    19,060  San Paolo - IMI SPA                                     337,532
            COMMERCIAL BANKS
     8,500  Sirti SPA (a)                                            51,395
            RETAIL STORES
    81,100  Telecom Italia Mobile                                   600,051
            COMMUNICATIONS SERVICES
    15,900  Telecom Italia Mobile - DRNC (a)                         75,021
            COMMUNICATIONS SERVICES
    46,700  Telecom Italia SPA                                      399,341
            COMMUNICATIONS SERVICES
     9,600  Telecom Italia SPA - RNC                                 60,550
            COMMUNICATIONS SERVICES
    50,000  Unicredito Italiano SPA                                 297,020
            UTILITIES REGULATION AND ADMINISTRATION
    39,900  Unione Immobilistr (a)                                   20,860
            REAL ESTATE OPERATORS AND LESSORS
                                                                -----------
                                                                  4,374,504
                                                                -----------

JAPAN (19.7%)
     2,000  ACOM Company Ltd. (a)                                   128,727
            MISCELLANEOUS BUSINESS SERVICES
       990  Advantest Corp. (a)                                      62,842
            ELECTRICAL INDUSTRIAL APPARATUS
     6,000  Ajinomoto Company Inc. (a)                               63,832
            MISCELLANEOUS FOOD PREPARATIONS
     3,000  Alps Electronics Co. (a)                                 55,188
            ELECTRICAL INDUSTRIAL APPARATUS
       600  Aoyama Trading (a)                                       16,809
            RETAIL STORES
    18,000  Asahi Bank Ltd. (a)                                      66,065
            FOREIGN BANKING
     5,000  Asahi Breweries Ltd. (a)                                 73,805
            MISCELLANEOUS FOOD PREPARATIONS

---------
      36

       STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1998

  SHARES                                                           VALUE
----------                                                      -----------
    15,000  Asahi Chemical Industry Co. (a)                     $    71,677
            CHEMICALS AND ALLIED PRODUCTS
     7,000  Bridgestone Corp.                                       159,180
            MORTGAGE BANKERS AND BROKERS
     8,000  Canon Inc.                                              171,282
            ELECTRICAL INDUSTRIAL APPARATUS
    10,000  Chiba Bank (a)                                           39,806
            FOREIGN BANKING
     8,000  Chiyoda Corp. (a)                                        15,249
            CONSTRUCTION AND MINING MACHINERY & EQUIPMENT
     6,000  Citizen Watch Company Ltd. (a)                           36,171
            MISCELLANEOUS ELECTRICAL MACHINERY, EQUIPMENT, AND
     1,700  Credit Saison (a)                                        41,974
            RETAIL STORES
     1,000  CSK Corp. (a)                                            23,050
            SERVICES
     6,000  Dai Nippon Ink & Chemical Inc. (a)                       16,436
            CHEMICALS AND ALLIED PRODUCTS
     7,000  Dai Nippon Printing Company Ltd.                        111,830
            MISCELLANEOUS MANUFACTURING INDUSTRIES
    11,000  Dai Nippon Screen (a)                                    27,501
            ELECTRICAL INDUSTRIAL APPARATUS
    10,000  Daido Steel Co. (a)                                      13,210
            STEEL WORKS
     8,000  Daiei Inc. (a)                                           21,774
            RETAIL STORES
     5,000  Daiichi Pharmaceutical (a)                               84,622
            DRUGS, DRUG PROPRIETORS, AND DRUGGIST SUNDRIES
     7,000  Daimaru Inc. (a)                                         21,100
            RETAIL STORES
     8,000  Denso Corporation                                       148,231
            MISCELLANEOUS TRANSPORTATION EQUIPMENT
    10,000  Daiwa House Industry (a)                                106,652
            CONSTRUCTION AND MINING MACHINERY & EQUIPMENT
    16,000  Diawa Securities (a)                                     54,754
            MISCELLANEOUS INVESTING
        40  East Japan Rail (a)                                     223,766
            MISCELLANEOUS TRANSPORTATION SERVICES
     4,000  Ebaba Corporation (a)                                    34,504
            MACHINERY, EQUIPMENT, AND SUPPLIES
     3,000  Eisai Company Ltd.                                       58,512
            DRUGS, DRUG PROPRIETORS, AND DRUGGIST SUNDRIES
     2,200  Fanuc Co.                                                75,481
            ELECTRICAL INDUSTRIAL APPARATUS
    32,000  Fuji Bank (a)                                           118,019
            FOREIGN BANKING
     5,000  Fuji Photo Film                                         186,176
            MOTION PICTURE PRODUCTION AND ALLIED SERVICES
  SHARES                                                           VALUE
----------                                                      -----------
     5,000  Fujikura Ltd. (a)                                   $    26,863
            NONFERROUS FOUNDRIES (CASTING)
    20,000  Fujitsu Ltd. (a)                                        266,852
            COMMUNICATIONS EQUIPMENT
     8,000  Furkukawa Electric (a)                                   27,306
            NONFERROUS FOUNDRIES (CASTING)
    10,000  Gakken 9470 (a)                                          11,525
            MISCELLANEOUS MANUFACTURING INDUSTRIES
     7,000  Gunma Bank (a)                                           55,667
            FOREIGN BANKING
    27,000  Haseko Corporation (a)                                   13,643
            CONSTRUCTION AND MINING MACHINERY & EQUIPMENT
    28,000  Hitachi Ltd.                                            173,765
            ELECTRICAL INDUSTRIAL APPARATUS
     8,000  Honda Motor Company Ltd.                                263,129
            MOTOR VEHICLES AND MOTOR VEHICLE EQUIPMENT
     1,000  Hoya Corp. (a)                                           48,760
            ANALYTICAL, OPTICAL, MEASURING & CONTROLLING
            INSTRUMENTS
    29,000  Industrial Bank of Japan                                133,948
            FOREIGN BANKING
     3,000  ITO Yokado Co.                                          210,113
            RETAIL STORES
    22,000  Itochu Corp. (a)                                         42,519
            MISCELLANEOUS DURABLE GOODS
    15,000  Japan Airlines (a)                                       39,629
            AIR TRANSPORTATION & COURIER SERVICES
    10,000  Joyo Bank (a)                                            39,186
            FOREIGN BANKING
     3,000  Jusco Co.                                                60,773
            RETAIL STORES
    11,000  Kajima Corp. (a)                                         28,768
            CONSTRUCTION AND MINING MACHINERY & EQUIPMENT
     7,600  Kansai Electric Power (a)                               166,760
            ELECTRIC SERVICES
     6,000  KAO Corp.                                               135,643
            CHEMICALS AND ALLIED PRODUCTS
    22,000  Kawasaki Heavy Industries (a)                            51,687
            MISCELLANEOUS TRANSPORTATION EQUIPMENT
    27,000  Kawasaki Steel (a)                                       40,454
            STEEL WORKS
     4,000  Kinden Corporation (a)                                   60,924
            CONSTRUCTION AND MINING MACHINERY & EQUIPMENT
    15,000  Kinki Nippon Railway (a)                                 80,454
            MISCELLANEOUS TRANSPORTATION SERVICES
    11,000  Kirin Brewery Company Ltd. (a)                          140,429
            MISCELLANEOUS FOOD PREPARATIONS
    10,000  Komatsu Ltd. (a)                                         52,573
            MACHINERY, EQUIPMENT, AND SUPPLIES

                                                                       37-------

       STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1998

  SHARES                                                           VALUE
----------                                                      -----------
    18,000  Kurabo Industries (a)                               $    18,511
            MISCELLANEOUS TEXTILE GOODS
     2,100  Kyocera Corp.                                           111,147
            ELECTRICAL INDUSTRIAL APPARATUS
    12,000  Kyowa Hakko Kogyo (a)                                    59,364
            CHEMICALS AND ALLIED PRODUCTS
    21,000  Marubeni Corp. (a)                                       36,118
            SERVICES
     4,000  Marui Co. (a)                                            77,130
            RETAIL STORES
    20,000  Matsushita Electric Industries                          354,444
            HOUSEHOLD AUDIO AND VIDEO EQUIPMENT
     4,000  Minebea Company Ltd. (a)                                 45,888
            MISCELLANEOUS ELECTRICAL MACHINERY, EQUIPMENT, AND
    20,000  Mitisui OSK Lines Ltd. (a)                               32,270
            SERVICES INCIDENTAL TO WATER TRANSPORTATION
    22,000  Mitsubishi Chemical Corp. (a)                            46,420
            CHEMICALS AND ALLIED PRODUCTS
    14,000  Mitsubishi Corp. (a)                                     80,676
            MISCELLANEOUS BUSINESS SERVICES
    22,000  Mitsubishi Electric (a)                                  69,241
            ELECTRICAL INDUSTRIAL APPARATUS
    13,000  Mitsubishi Estate Company Ltd. (a)                      116,750
            REAL ESTATE OPERATORS AND LESSORS
    25,000  Mitsubishi Heavy                                         97,520
            ENGINES AND TURBINES
    31,000  Mitsubishi Materials Corp. (a)                           52,216
            NONFERROUS FOUNDRIES (CASTING)
    15,000  Mitsubishi Paper (a)                                     30,719
            PULP MILLS
    14,000  Mitsubishi Trust                                         90,233
            FOREIGN BANKING
    11,000  Mitsui & Co.                                             61,535
            MISCELLANEOUS DURABLE GOODS
    12,000  Mitsui Engineering (a)                                   11,915
            MISCELLANEOUS TRANSPORTATION EQUIPMENT
    12,000  Mitsui Fudosan                                           90,960
            REAL ESTATE OPERATORS AND LESSORS
     9,000  Mitsui Marine & Fire Insurance (a)                       47,475
            INSURANCE CARRIERS
     7,000  Mitsui Mining & Smelting (a)                             34,567
            NONFERROUS FOUNDRIES (CASTING)
    23,000  Mitsui Trust & Banking                                   26,305
            FOREIGN BANKING
     6,000  Mitsukoshi (a)                                           15,958
            RETAIL STORES
     2,000  Murata Manufacturing Company Ltd. (a)                    83,159
            ELECTRICAL INDUSTRIAL APPARATUS
     5,000  Mycal Corp. (a)                                          29,877
            RETAIL STORES
    16,000  Nagoya Railroad Company Ltd. (a)                         58,158
            MISCELLANEOUS TRANSPORTATION SERVICES
  SHARES                                                           VALUE
----------                                                      -----------
    16,000  NEC Corp. (a)                                       $   147,522
            ELECTRICAL INDUSTRIAL APPARATUS
     6,000  NGK Insulators Ltd. (a)                                  77,503
            GLASS PRODUCTS
     4,000  Nikon Corp. (a)                                          39,008
            ANALYTICAL, OPTICAL, MEASURING & CONTROLLING
            INSTRUMENTS
     2,000  Nippon Comsys Corp. (a)                                  27,288
            CONSTRUCTION AND MINING MACHINERY & EQUIPMENT
    12,000  Nippon Express Co. (a)                                   67,662
            MISCELLANEOUS TRANSPORTATION SERVICES
     9,000  Nippon Fire & Marine Insurance (a)                       33,193
            INSURANCE CARRIERS
    56,000  Nippon Light Metal Co. (a)                               58,582
            NONFERROUS FOUNDRIES (CASTING)
    19,000  Nippon Oil Co.                                           66,367
            CRUDE PETROLEUM AND NATURAL GAS
    14,000  Nippon Paper Industries Co. (a)                          63,797
            PULP MILLS
    47,000  Nippon Steel Corp. (a)                                   85,418
            STEEL WORKS
       146  Nippon Telegraph and Telephone Corp. (a)              1,128,686
            COMMUNICATIONS SERVICES
    17,000  Nippon Yusen Kabushiki Kaish (a)                         53,805
            SERVICES INCIDENTAL TO WATER TRANSPORTATION
    24,000  Nissan Motors                                            73,620
            MISCELLANEOUS TRANSPORTATION EQUIPMENT
     6,000  Nisshinbo Industries Inc. (a)                            20,958
            MISCELLANEOUS TEXTILE GOODS
     2,000  Nitto Denko Corp. (a)                                    33,334
            ELECTRICAL INDUSTRIAL APPARATUS
    67,000  NKK Corporation (a)                                      45,734
            STEEL WORKS
    19,000  Nomura Securities Company Ltd.                          165,918
            MISCELLANEOUS INVESTING
     4,000  NSK Ltd. (a)                                             14,965
            MACHINERY, EQUIPMENT, AND SUPPLIES
     6,000  Ohbayashi-Gumi Corp. (a)                                 28,831
            CONSTRUCTION AND MINING MACHINERY & EQUIPMENT
    10,000  OJI Paper Company Ltd. (a)                               52,041
            PULP MILLS
     3,000  Omron Corp.                                              41,171
            ELECTRICAL INDUSTRIAL APPARATUS
     3,000  Onward Kashiyama Company Ltd. (a)                        40,374
            MISCELLANEOUS TEXTILE GOODS
       700  Orix Corp. (a)                                           52,377
            MISCELLANEOUS BUSINESS SERVICES
    25,000  Osaka Gas Company Ltd. (a)                               86,218
            ELECTRIC SERVICES
     2,000  Pioneer Electric Corp. (a)                               33,600
            ELECTRICAL INDUSTRIAL APPARATUS

---------
      38

       STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1998

  SHARES                                                           VALUE
----------                                                      -----------
    28,000  Renown Inc. (a)                                     $    17,377
            MISCELLANEOUS TEXTILE GOODS
     1,000  Rohm Company                                             91,226
            ELECTRICAL INDUSTRIAL APPARATUS
    39,000  Sakura Bank Ltd. (a)                                     89,552
            FOREIGN BANKING
     5,000  Sankyo Company Ltd.                                     109,489
            DRUGS
    19,000  Sanyo Electric Company Ltd. (a)                          58,955
            ELECTRICAL INDUSTRIAL APPARATUS
     1,000  Secom Company Ltd.                                       82,981
            ELECTRONIC COMPONENTS AND ACCESSORIES
     7,000  Sekisui Chemical (a)                                     47,165
            CHEMICALS AND ALLIED PRODUCTS
     9,000  Sekisui House Ltd. (a)                                   95,349
            CONSTRUCTION AND MINING MACHINERY & EQUIPMENT
     6,000  Seventy Seven Bank (a)                                   60,108
            FOREIGN BANKING
    12,000  Sharp Corp. (a)                                         108,408
            ELECTRICAL INDUSTRIAL APPARATUS
     2,000  Shimano Industrial (a)                                   51,686
            MISCELLANEOUS TRANSPORTATION EQUIPMENT
    10,000  Shimizu Corp. (a)                                        33,600
            CONSTRUCTION AND MINING MACHINERY & EQUIPMENT
     4,000  Shin-Etsu Chemical Co. (a)                               96,457
            CHEMICALS AND ALLIED PRODUCTS
    10,000  Shionogi & Company Ltd. (a)                              73,318
            DRUGS, DRUG PROPRIETORS, AND DRUGGIST SUNDRIES
     4,000  Shiseido Co. (a)                                         51,491
            CHEMICALS AND ALLIED PRODUCTS
     8,000  Shizuoka Bank (a)                                        98,939
            FOREIGN BANKING
    35,000  Showa Denko KK (a)                                       30,720
            CHEMICALS AND ALLIED PRODUCTS
     3,000  Seiyu (a)                                                 8,830
            RETAIL STORES
       700  SMC Corporation (a)                                      55,977
            MACHINERY, EQUIPMENT, AND SUPPLIES
     3,900  Sony Corp.                                              284,556
            HOUSEHOLD AUDIO AND VIDEO EQUIPMENT
    30,000  Sumitomo Bank (a)                                       308,520
            FOREIGN BANKING
    15,000  Sumitomo Chemical Co. (a)                                58,512
            CHEMICALS AND ALLIED PRODUCTS
     9,000  Sumitomo Corp. (a)                                       43,884
            SERVICES
     8,000  Sumitomo Electric Industries (a)                         90,145
            ELECTRICAL INDUSTRIAL APPARATUS
     8,000  Sumitomo Heavy Industries (a)                            16,738
            MACHINERY, EQUIPMENT, AND SUPPLIES
  SHARES                                                           VALUE
----------                                                      -----------
     9,000  Sumitomo Marine & Fire (a)                          $    57,129
            INSURANCE CARRIERS
    13,000  Sumitomo Metal (a)                                       42,297
            NONFERROUS FOUNDRIES (CASTING)
    59,000  Sumitomo Metal Industries (a)                            67,478
            STEEL WORKS
    15,000  Taisei Corp. (a)                                         28,857
            CONSTRUCTION AND MINING MACHINERY & EQUIPMENT
     3,000  Taisho Pharmaceutical Company Ltd. (a)                   82,715
            DRUGS, DRUG PROPRIETORS, AND DRUGGIST SUNDRIES
     1,000  Taiyo Yuden Company Ltd. (a)                             11,862
            ELECTRICAL INDUSTRIAL APPARATUS
     8,000  Takeda Chemical Industries Ltd.                         308,520
            DRUGS
    17,000  Teijin Limited (a)                                       62,698
            MISCELLANEOUS TEXTILE GOODS
    46,000  The Bank of Tokyo Mitsubishi                            477,144
            FOREIGN BANKING
    15,000  Tobu Railway Company Ltd. (a)                            43,884
            MISCELLANEOUS TRANSPORTATION SERVICES
     4,000  TOEI (a)                                                 11,844
            MOTION PICTURE PRODUCTION AND ALLIED SERVICES
       600  TOHO Co.                                                 82,343
            SERVICES
     4,900  Tohoku Electric Power (a)                                86,882
            ELECTRIC SERVICES
    17,000  Tokai Bank (a)                                           80,481
            FOREIGN BANKING
    13,000  Tokio Marine & Fire Insurance (a)                       155,589
            INSURANCE CARRIERS
     2,000  Tokyo Dome Corp. (a)                                     10,674
            SERVICES
    10,900  Tokyo Electric Power Company Inc. (a)                   269,609
            ELECTRIC SERVICES
     2,000  Tokyo Electron Ltd. (a)                                  76,066
            SERVICES
    26,000  Tokyo Gas (a)                                            68,461
            ELECTRIC SERVICES
     4,000  Tokyo Steel Manufacturing (a)                            20,072
            STEEL WORKS
     7,000  Tokyo Tatemono Company Ltd. (a)                          11,977
            REAL ESTATE OPERATORS AND LESSORS
    32,000  Tokyu Corp. (a)                                          84,259
            MISCELLANEOUS TRANSPORTATION SERVICES
     9,000  Toppan Printing Co. (a)                                 110,110
            MISCELLANEOUS MANUFACTURING INDUSTRIES
    13,000  Toray Industries Inc. (a)                                67,999
            MISCELLANEOUS TEXTILE GOODS
     3,000  Tostem Corporation (a)                                   59,576
            METALS AND MINERALS, EXCEPT PETROLEUM

                                                                       39-------

       STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1998

  SHARES                                                           VALUE
----------                                                      -----------
     2,000  Toyo Seikan (a)                                     $    34,008
            METALS AND MINERALS, EXCEPT PETROLEUM
     3,000  Toyoda Automatic Loom Works (a)                          53,167
            MISCELLANEOUS TRANSPORTATION EQUIPMENT
    44,000  Toyota Motor Co.                                      1,197,552
            MOTOR VEHICLES AND MOTOR VEHICLE EQUIPMENT
     8,000  UBE Industries Ltd. (a)                                  12,128
            CHEMICALS AND ALLIED PRODUCTS
     1,000  UNI Charm (a)                                            46,987
            CHEMICALS AND ALLIED PRODUCTS
    27,000  Unitika Ltd. (a)                                         18,671
            MISCELLANEOUS TEXTILE GOODS
     3,000  UNY Company Ltd. (a)                                     54,922
            RETAIL STORES
     5,000  Wacoal Corp.                                             64,408
            MISCELLANEOUS TEXTILE GOODS
     3,000  Yamaguchi Bank (a)                                       28,352
            FOREIGN BANKING
     3,000  Yamaha Corp.                                             31,118
            MISCELLANEOUS MANUFACTURING INDUSTRIES
     4,000  Yamanouchi Pharmaceutical                               129,082
            DRUGS, DRUG PROPRIETORS, AND DRUGGIST SUNDRIES
     5,000  Yamato Transport Company Ltd. (a)                        70,038
            MISCELLANEOUS TRANSPORTATION SERVICES
     4,000  Yamazaki Baking Co.                                      52,236
            MISCELLANEOUS FOOD PREPARATIONS
    22,000  Yasuda Trust & Banking (a)                               16,969
            FOREIGN BANKING
     4,000  Yokogawa Electric (a)                                    19,859
            ELECTRICAL INDUSTRIAL APPARATUS
    13,000  Yokohama Bank (a)                                        31,234
            FOREIGN BANKING
                                                                -----------
                                                                 15,119,363
                                                                -----------
NETHERLANDS (6.5%)
    15,385  ABN Amro Holdings                                       323,822
            MORTGAGE BANKERS AND BROKERS
     5,000  Aegon NV                                                618,865
            LIFE INSURANCE
     2,960  AKZO Dutch ORD                                          134,856
            MISCELLANEOUS CHEMICAL PRODUCTS
       965  ASR Verzekeringsgroe                                     87,416
            INSURANCE AGENTS, BROKERS, AND SERVICE
     1,048  Buhrmann NV                                              18,248
            PAPER AND PAPER PRODUCTS
     6,690  Elsevier                                                 93,755
            MISCELLANEOUS PUBLISHING
     1,055  Getronics NV                                             52,281
            COMPUTER PROGRAMMING & DATA PROCESSING
  SHARES                                                           VALUE
----------                                                      -----------
     4,107  Heinken NV                                          $   247,295
            BEER, WINE, AND DISTILLED ALCOHOLIC BEVERAGES
       660  IHC Caland NV                                            27,432
            SERVICES INCIDENTAL TO WATER TRANSPORTATION
    10,931  ING Groep NV                                            666,927
            COMMERCIAL BANKS
       980  KLM Royal Dutch (a)                                      29,661
            AIR TRANSPORTATION & COURIER SERVICES
     4,521  Koninklijke Ahold NV                                    167,188
            GROCERY STORES
     4,435  Koninklijke NV                                          222,144
            TELEPHONE COMMUNICATIONS
     3,125  Koninklijke Philips Electronic                          209,813
            ELECTRONIC COMPONENTS AND ACCESSORIES
     1,480  OCE NV                                                   53,233
            COMPUTER AND OFFICE EQUIPMENT
    22,835  Royal Dutch Petroleum Co.                             1,137,692
            OIL AND GAS FIELD SERVICES
     4,435  TNT Post Group (a)                                      142,976
            COMMUNICATIONS SERVICES
     7,525  Unilever NV - CVA                                       643,567
            MISCELLANEOUS NON-DURABLE GOODS
       675  Wolters Kluwer NV                                       144,519
            BOOKS
                                                                -----------
                                                                  5,021,690
                                                                -----------

NEW ZEALAND (.1%)
    64,900  Brierley Investments Ltd. (a)                            14,745
            MISCELLANEOUS INVESTING
    12,400  Fletcher Challenge Energy (a)                            23,581
            OIL AND GAS FIELD SERVICES
    14,500  Telecom New Zealand                                      63,192
            ENGINEERING, ARCHITECTURAL, AND SURVEYING SERVICES
                                                                -----------
                                                                    101,518
                                                                -----------

NORWAY (.3%)
     9,300  Christiania BK OG Kreditkass (a)                         32,225
            FOREIGN BANKING
     1,600  D.Y. Bergesen (a)                                        19,111
            SERVICES INCIDENTAL TO WATER TRANSPORTATION
     2,600  Norsk Hydro ASA (a)                                      87,705
            MISCELLANEOUS BUSINESS SERVICES
     2,300  Orkla AS A-Aksjer                                        34,264
            GROCERIES AND RELATED PRODUCTS
     1,200  Petroleum Geo-Services (a)                               15,278
            MISCELLANEOUS BUSINESS SERVICES
     4,300  Storebrand ASA (a)                                       32,453
            INSURANCE CARRIERS
                                                                -----------
                                                                    221,036
                                                                -----------

---------
      40

       STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1998

  SHARES                                                           VALUE
----------                                                      -----------
PORTUGAL (.6%)
     1,855  Banco Espirito Santo                                $    57,575
            MISCELLANEOUS INVESTING
     4,100  EDP PL (a)                                               90,272
            ELECTRIC, GAS, AND OTHER UTILITY SERVICES
     1,100  Jeronimo, Martins & Filho                                60,178
            MISCELLANEOUS FOOD STORES
     3,400  Portugal Telecom                                        155,893
            COMMUNICATIONS SERVICES
     1,300  Sonae Industria E Investimento                           63,200
            SERVICES
                                                                -----------
                                                                    427,118
                                                                -----------

SINGAPORE (.8%)
    10,000  City Developments                                        43,334
            REAL ESTATE AGENTS AND MANAGERS
     1,000  Creative Technology Limited (a)                          14,122
            COMPUTER PROGRAMMING & DATA PROCESSING
     8,000  DBS Land Ltd. (a)                                        11,782
            REAL ESTATE AGENTS AND MANAGERS
    12,500  Development Bank of Singapore                           112,881
            FOREIGN BANKING
    32,000  First Capital Corp. - Singapore (a)                      21,334
            REAL ESTATE AGENTS AND MANAGERS
    14,000  Natsteel Ltd. (a)                                        15,358
            MISCELLANEOUS MANUFACTURING INDUSTRIES
     7,000  Overseas Chinese Banking Corp.                           47,517
            FOREIGN BANKING
    14,000  Singapore Airlines Ltd.                                 102,669
            AIR TRANSPORTATION & COURIER SERVICES
     7,897  Singapore Press Holdings                                 85,673
            NEWSPAPERS: PUBLISHING, OR PUBLISHING AND PRINTING
    46,000  Singapore Telecom Ltd.                                   70,256
            TELEPHONE COMMUNICATIONS
     9,000  United Overseas Bank                                     57,820
            FOREIGN BANKING
                                                                -----------
                                                                    582,746
                                                                -----------

SPAIN (3.3%)
       975  Acerinox SA (a)                                          22,742
            METALS AND MINERALS, EXCEPT PETROLEUM
     5,300  Argentaria Caja Postal Y Banco                          137,465
            FOREIGN BANKING
     4,772  Autopistas Concesionaria (a)                             79,482
            AUTOMOBILE PARKING
    23,305  Banco Bilbao Vizcaya SA                                 365,963
            FOREIGN BANKING
    13,566  Banco Central Hispanoamer SA                            161,327
            FOREIGN BANKING
    11,651  Banco Santader SA                                       231,883
            FOREIGN BANKING
  SHARES                                                           VALUE
----------                                                      -----------
     9,235  Endesa SA                                           $   245,066
            ELECTRIC SERVICES
     1,020  Fomento De Construc Y Contra (a)                         75,947
            CONSTRUCTION AND MINING MACHINERY & EQUIPMENT
     1,535  Gas Natural SDG SA                                      167,376
            GAS PRODUCTION AND DISTRIBUTION
     8,465  I. Iberdrola SA                                         158,616
            ELECTRIC SERVICES
     3,670  Repsol SA                                               196,073
            OIL AND GAS FIELD SERVICES
     2,800  Tabacalera SA - A                                        70,745
            TABACCO STEMMING AND REDRYING
    13,085  Telefonica                                              582,720
            COMMUNICATIONS SERVICES
     4,195  Union Electrica Fenosa SA                                72,684
            ELECTRIC SERVICES
                                                                -----------
                                                                  2,568,089
                                                                -----------

SWEDEN (2.4%)
     5,970  ABB AG Series A                                          63,710
            ENGINEERING, ARCHITECTURAL, AND SURVEYING SERVICES
     2,300  Astra AB - B                                             46,820
            DRUGS
    13,080  Astra AB A-F                                            267,069
            DRUGS
     1,500  Atlas Copco AB - A Free (a)                              32,940
            ENGINEERING, ARCHITECTURAL, AND SURVEYING SERVICES
       223  Balder - Units (a)                                        2,476
            REAL ESTATE OPERATORS AND LESSORS
     1,800  Drott AB - B (a)                                         16,544
            REAL ESTATE AGENTS AND MANAGERS
     4,500  Electrolux Series B                                      77,447
            HOUSEHOLD APPLIANCES
    22,800  Ericsson AB - B Free                                    542,889
            ENGINEERING, ARCHITECTURAL, AND SURVEYING SERVICES
     1,100  Forenings Sparbanken (a)                                 28,499
            FOREIGN BANKING
     1,870  Hennes and Mauritz (a)                                  152,728
            FAMILY CLOTHING STORES
     5,200  Securitas AB - B                                         80,833
            MISCELLANEOUS BUSINESS SERVICES
     7,000  Skandia Forsakrings AB Free                             107,087
            INSURANCE AGENTS, BROKERS, AND SERVICE
     6,600  Skandinaviska Enskilda Bankn - A (a)                     69,619
            FOREIGN BANKING
     2,600  Skanska B Free (a)                                       72,173
            REAL ESTATE AGENTS AND MANAGERS
     3,000  Svenska Cellulosa AB - B (a)                             65,511
            OTHER

                                                                       41-------

       STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1998

  SHARES                                                           VALUE
----------                                                      -----------
     2,230  Svenska Handelsbanken - A                           $    94,091
            FOREIGN BANKING
     1,700  Volvo Akttiebolag - A (a)                                38,067
            ENGINEERING, ARCHITECTURAL, AND SURVEYING SERVICES
     3,100  Volvo Akttiebolag - B Free                               71,137
            ENGINEERING, ARCHITECTURAL, AND SURVEYING SERVICES
                                                                -----------
                                                                  1,829,640
                                                                -----------

SWITZERLAND (8.2%)
        90  ABB AG                                                  105,498
            ENGINEERING, ARCHITECTURAL, AND SURVEYING SERVICES
       220  Adecco SA                                               100,431
            SERVICES
        70  Alusuis-Lonza Holdings                                   81,545
            MISCELLANEOUS MANUFACTURING INDUSTRIES
     2,300  Credit Suisse Group (a)                                 360,034
            FOREIGN BANKING
       130  Gebruder Sulzer AG (a)                                   79,127
            MACHINERY, EQUIPMENT, AND SUPPLIES
        80  Holderbank Finan Glaris - B (a)                          94,708
            CONSTRUCTION AND MINING MACHINERY & EQUIPMENT
       450  Nestle                                                  979,627
            MISCELLANEOUS FOOD PREPARATIONS
        60  Novartis AG - Bearer                                    117,948
            DRUGS
       710  Novartis AG - Reg                                     1,395,722
            DRUGS
       150  Roche Holdings AG (a)                                   271,620
            CHEMICALS AND ALLIED PRODUCTS
       810  Roche Holdings AG - Genusschein                         988,251
            DRUGS
       170  Sairgroup                                                42,207
            AIR TRANSPORTATION & COURIER SERVICES
       140  SCHW Rueckversicherungs                                 365,014
            INSURANCE CARRIERS
        30  SGS Soc Gen Surviellance - B                             29,378
            SERVICES
       150  SMH AG (a)                                               92,830
            ELECTRONIC COMPONENTS AND ACCESSORIES
       500  Swisscom AG (a)                                         209,322
            TELEPHONE COMMUNICATIONS
       300  The Swatch Group AG                                      44,941
            ELECTRONIC COMPONENTS AND ACCESSORIES
     2,053  Union Bank of Switzerland                               630,781
            FOREIGN BANKING
       440  Zuerich Allied AG                                       325,800
            INSURANCE CARRIERS
                                                                -----------
                                                                  6,314,784
                                                                -----------
  SHARES                                                           VALUE
----------                                                      -----------

UNITED KINGDOM (19.7%)
    14,390  Abbey National (a)                                  $   308,135
            FOREIGN BANKING
    14,970  Allied Zurich PLC (a)                                   223,293
            HOLDING OFFICES
     3,178  Anglian Water PLC                                        43,887
            WATER SUPPLY
    12,470  Arjo Wiggins Appleton PLC (a)                            23,445
            PAPER AND PAPER PRODUCTS
     9,030  Associated British Foods                                 85,412
            MISCELLANEOUS FOOD PREPARATIONS
    14,250  Barclay's PLC                                           307,270
            COMMERCIAL BANKS
     4,195  Barratt Developments PLC (a)                             16,123
            CONSTRUCTION AND MINING MACHINERY & EQUIPMENT
     8,147  Bass PLC                                                118,606
            EATING AND DRINKING PLACES
     6,920  BBA Group (a)                                            42,946
            ENGINEERING, ARCHITECTURAL, AND SURVEYING SERVICES
    35,250  BG PLC                                                  222,428
            GAS PRODUCTION AND DISTRIBUTION
     8,690  Blue Circle Industries PLC                               44,821
            CONSTRUCTION AND MINING MACHINERY & EQUIPMENT
     4,890  BOC Group (a)                                            69,929
            CHEMICALS AND ALLIED PRODUCTS
    12,020  Boots Co. PLC (a)                                       204,689
            RETAIL STORES
     7,120  BPB Industries PLC                                       26,921
            CONSTRUCTION AND MINING MACHINERY & EQUIPMENT
    16,840  British Aerospace PLC                                   142,754
            SEARCH, DETECTION, NAVIGATION, GUIDANCE, AERONAUTI
    10,930  British Airways PLC                                      73,696
            MISCELLANEOUS TRANSPORTATION SERVICES
    14,080  British American Tobacco (a)                            123,808
            CIGARETTES
     4,850  British Land Company PLC (a)                             36,070
            REAL ESTATE AGENTS AND MANAGERS
    62,118  British Petroleum Co. PLC                               927,583
            CRUDE PETROLEUM AND NATURAL GAS
    18,320  British Sky Broadcasting PLC (a)                        139,144
            COMMUNICATIONS SERVICES
    23,960  British Steel (a)                                        35,480
            ENGINEERING, ARCHITECTURAL, AND SURVEYING SERVICES
    67,990  British Telecommunications PLC (a)                    1,024,317
            TELEPHONE COMMUNICATIONS
    33,426  BTR Limited                                              68,961
            MISCELLANEOUS MANUFACTURING INDUSTRIES

---------
      42

       STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1998

  SHARES                                                           VALUE
----------                                                      -----------
     4,440  Burmah Castrol PLC (a)                              $    63,531
            CRUDE PETROLEUM AND NATURAL GAS
    18,380  Cable & Wireless (a)                                    225,991
            TELEPHONE COMMUNICATIONS
     9,485  Cadbury Schweppes PLC (a)                               161,756
            MISCELLANEOUS FOOD PREPARATIONS
     9,455  Carlton Communications (a)                               86,994
            COMMUNICATIONS SERVICES
    37,950  Centrica PLC (a)                                         76,401
            GAS PRODUCTION AND DISTRIBUTION
     6,630  CGU PLC                                                 103,802
            INSURANCE CARRIERS
    40,513  Diageo PLC                                              461,054
            BEER, WINE, AND DISTILLED ALCOHOLIC BEVERAGES
     6,015  Electrocomponents PLC                                    40,331
            MISCELLANEOUS MANUFACTURING INDUSTRIES
    11,442  Elementis (a)                                            15,610
            CHEMICALS AND ALLIED PRODUCTS
     9,415  EMI Group PLC (a)                                        62,972
            PHOTOGRAPHIC STUDIOS
    13,900  FKI Babcock                                              30,990
            ENGINEERING, ARCHITECTURAL, AND SURVEYING SERVICES
    27,535  General Electric PLC (a)                                248,534
            ELECTRONIC COMPONENTS AND ACCESSORIES
     8,200  GKN PLC                                                 108,804
            MOTOR VEHICLES, PARTS AND SUPPLIES
    38,215  Glaxo Wellcome PLC                                    1,314,879
            DRUGS
     8,050  Granada Group PLC                                       142,307
            MISCELLANEOUS AMUSEMENT AND RECREATION SERVICES
     9,800  Great Universal Stores                                  103,294
            RETAIL STORES
     9,557  Guardian Royal Exchange                                  53,507
            FIRE, MARINE, AND CASUALTY INSURANCE
    14,235  Halifax PLC                                             202,026
            MORTGAGE BANKERS AND BROKERS
    12,010  Hanson Trust PLC                                         95,365
            MISCELLANEOUS MANUFACTURING INDUSTRIES
     8,460  HSBC Holdings PLC - 75 C                                229,434
            FOREIGN BANKING
    17,920  HSBC Holdings PLC - C                                   453,193
            FOREIGN BANKING
     6,630  IMI PLC (a)                                              26,033
            ENGINEERING, ARCHITECTURAL, AND SURVEYING SERVICES
     7,240  Imperial Chemical Industries (a)                         62,759
            CHEMICALS AND ALLIED PRODUCTS
    17,115  J. Sainsbury PLC (a)                                    137,184
            MISCELLANEOUS FOOD STORES
  SHARES                                                           VALUE
----------                                                      -----------
     4,055  Johnson Matthey PLC                                 $    27,392
            ENGINEERING, ARCHITECTURAL, AND SURVEYING SERVICES
    12,880  Kingfisher PLC                                          139,400
            DEPARTMENT STORES
    13,790  Ladbroke Group (a)                                       55,410
            MISCELLANEOUS AMUSEMENT AND RECREATION SERVICES
     4,730  Land Securities PLC (a)                                  60,912
            REAL ESTATE AGENTS AND MANAGERS
    10,560  Legal and General Group PLC (a)                         137,132
            INVESTMENT OFFICES
    57,280  Lloyds TSB Group PLC                                    814,837
            FOREIGN BANKING
    11,000  London & Scotland Marine Oil (a)                         18,302
            OIL AND GAS FIELD SERVICES
    16,665  Lucasvarity                                              55,593
            MOTOR VEHICLES AND MOTOR VEHICLE EQUIPMENT
    23,955  Marks & Spencer PLC                                     164,307
            RETAIL STORES
     4,411  MEPC PLC                                                 29,356
            REAL ESTATE AGENTS AND MANAGERS
    11,360  National Grid Group PLC (a)                              90,677
            ELECTRIC SERVICES
    12,489  National Power PLC (a)                                  107,636
            ELECTRIC SERVICES
     4,510  Next PLC (a)                                             37,069
            RETAIL STORES
     6,195  Pearson PLC (a)                                         122,965
            COMMUNICATIONS SERVICES
     7,165  Peninsular & Orient Steam Navigation (a)                 84,700
            MISCELLANEOUS TRANSPORTATION SERVICES
    16,940  Pilkington PLC (a)                                       16,911
            FLAT GLASS
    22,630  Prudential Corp.                                        341,690
            LIFE INSURANCE
     4,745  Railtrack Group PLC                                     124,026
            RAILROADS
    11,675  Rank Group (a)                                           44,969
            MISCELLANEOUS AMUSEMENT AND RECREATION SERVICES
     9,865  Reed International Ltd. British                          77,143
            COMMUNICATIONS SERVICES
     7,580  Rentokil Initial PLC                                     57,130
            MISCELLANEOUS BUSINESS SERVICES
    13,871  Reuters Group PLC                                       145,626
            SECURITIES & COMMODITIES EXCHANGE SERVICES
     6,653  Rexam PLC                                                18,485
            PAPER AND PAPER PRODUCTS
    14,960  Rio Tinto PLC (a)                                       173,985
            METAL MINING SERVICES

                                                                       43-------

       STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1998

  SHARES                                                           VALUE
----------                                                      -----------
     3,385  RMC Group PLC (a)                                   $    46,351
            CONSTRUCTION AND MINING MACHINERY & EQUIPMENT
    15,580  Rolls Royce PLC (a)                                      64,546
            ENGINEERING, ARCHITECTURAL, AND SURVEYING SERVICES
            Royal & Sun Alliance Insurance Group PLC                122,517
    15,005
            INSURANCE CARRIERS
     7,950  Royal Bank of Scotland Group PLC                        126,981
            FOREIGN BANKING
    11,185  Safeway PLC (a)                                          56,201
            MISCELLANEOUS FOOD STORES
     2,745  Schroders PLC (a)                                        50,101
            MISCELLANEOUS INVESTING
     7,430  Scottish Newcastle Breweries PLC                         86,287
            EATING AND DRINKING PLACES
    10,590  Scottish Power PLC                                      108,802
            ELECTRIC SERVICES
    18,830  Siebe PLC                                                74,250
            ENGINEERING, ARCHITECTURAL, AND SURVEYING SERVICES
     5,840  Slough Estates PLC (a)                                   26,429
            REAL ESTATE AGENTS AND MANAGERS
    55,915  Smithkline Beecham PLC                                  781,462
            DRUGS, DRUG PROPRIETORS, AND DRUGGIST SUNDRIES
     4,090  Smiths Industries                                        58,352
            ELECTRONIC COMPONENTS AND ACCESSORIES
     5,755  Southern Electric PLP (a)                                65,063
            ELECTRIC SERVICES
    18,255  Tarmac PLC (a)                                           34,170
            CONSTRUCTION AND MINING MACHINERY & EQUIPMENT
     6,965  Tate & Lyle PLC (a)                                      38,358
            SUGAR AND CONFECTIONERY PRODUCTS
    56,040  Tesco PLC                                               159,675
            MISCELLANEOUS FOOD STORES
     3,497  Thames Water PLC (a)                                     66,911
            WATER SUPPLY
     6,380  TI Group PLC (a)                                         34,367
            MISCELLANEOUS MANUFACTURING INDUSTRIES
    30,040  Unilever PLC                                            336,869
            MISCELLANEOUS FOOD PREPARATIONS
     6,370  United Utilities PLC (a)                                 88,284
            WATER SUPPLY
    29,660  Vodafone Group PLC                                      481,640
            TELEPHONE COMMUNICATIONS
     8,289  Williams PLC                                             47,062
            MISCELLANEOUS MANUFACTURING INDUSTRIES

SHARES OR
PRINCIPAL
  AMOUNT                                                           VALUE
----------                                                      -----------
     7,125  Wolseley PLC (a)                                    $    45,047
            CONSTRUCTION AND MINING MACHINERY & EQUIPMENT
     7,530  Zeneca Group PLC                                        327,868
            DRUGS, DRUG PROPRIETORS, AND DRUGGIST SUNDRIES
                                                                -----------
                                                                 15,089,715
                                                                -----------
TOTAL COMMON STOCKS
  (cost $64,190,772)                                             73,961,928

PREFERRED STOCK (.6%)
AUSTRALIA (.1%)
    16,248  News Corporation Ltd.                                    98,962
            COMMUNICATIONS SERVICES
                                                                -----------

GERMANY (.5%)
     1,730  RWE (a)                                                  62,842
            MISCELLANEOUS MANUFACTURING INDUSTRIES
       500  SAP AG Vorzug (a)                                       238,723
            COMPUTER PROGRAMMING & DATA PROCESSING
     1,050  Volkswagen AG (a)                                        52,326
            AUTOMOTIVE SERVICES, EXCEPT REPAIR
                                                                -----------
                                                                    353,891
                                                                -----------
TOTAL PREFERRED STOCK
  (cost $411,693)                                                   452,853

SHORT-TERM INVESTMENTS (2.9%)
$2,217,000  U.S. Treasury bills 3.470% to 4.320%, due January,
            1999 to February, 1999
            (cost $2,208,118)                                     2,209,067
                                                                -----------

TOTAL INVESTMENTS (99.9%)
  (cost $66,810,583)                                             76,623,848

CASH AND OTHER ASSETS,
  LESS LIABILITIES (0.1%)                                            73,284
                                                                -----------
NET ASSETS (100.0%)                                             $76,697,132
                                                                -----------
                                                                -----------

Notes:
(a)  Non-income producing security.
At December 31, 1998, net unrealized appreciation of $9,813,265 consisted of gross unrealized appreciation of $12,875,229 and gross unrealized depreciation of $3,061,964 based on cost of $66,810,583 for federal income tax purposes.

See accompanying notes to financial statements.

---------
      44

       STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1998

INTERNATIONAL FUND INDUSTRY CLASSES

                INDUSTRY                      VALUE         %
----------------------------------------  --------------  ------
Banks                                     $   10,222,368   13.33%
Communications                                10,186,694   13.28
Machinery, Manufacturing & Construction        8,223,418   10.72
Consumer Goods & Services                      7,623,601    9.94
Healthcare                                     6,935,986    9.04
Transportation                                 5,094,460    6.64
Mining & Refining                              4,769,607    6.22
Insurance                                      4,534,476    5.91
Retail                                         3,821,768    4.98
Agriculture, Foods & Beverage                  3,494,679    4.56
Real Estate and Other Financial                2,933,448    3.82
Energy & Utilities                             2,558,974    3.34
Chemicals                                      2,262,351    2.95
Regulations                                      971,635    1.27
Other                                            781,316    1.02
                                          --------------  ------
Total Stocks                                  74,414,781   97.02
Short-term Investments                         2,209,067    2.88
Cash and Other Assets, Less Liabilities           73,284    0.10
                                          --------------  ------
Net Assets                                $   76,697,132  100.00%
                                          --------------  ------
                                          --------------  ------

                See accompanying notes to financial statements.

                                                                       45-------

         STATE FARM VARIABLE PRODUCT TRUST STOCK AND BOND BALANCED FUND
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1998

 SHARES                                               VALUE
--------                                            ----------
COMMON STOCKS (99.7%)
 209,523  State Farm Variable Product Trust Bond
            Fund                                    $2,126,663
 267,971  State Farm Variable Product Trust Large
            Cap Equity Index Fund                    3,430,029
                                                    ----------
TOTAL COMMON STOCKS
  (cost $5,209,092)                                  5,556,692

CASH AND OTHER ASSETS,
  LESS LIABILITIES (0.3%)                               18,120
                                                    ----------
NET ASSETS (100.0%)                                 $5,574,812
                                                    ----------
                                                    ----------

Notes:
At December 31, 1998, net unrealized appreciation of $347,600 consisted entirely of gross unrealized appreciation based on cost of $5,209,092 for federal income tax purposes.

See accompanying notes to financial statements.

---------
      46

                  STATE FARM VARIABLE PRODUCT TRUST BOND FUND
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1998

PRINCIPAL                                    COUPON            MATURITY
  AMOUNT                                      RATE               DATE            VALUE
----------                                  --------      ------------------  -----------
CORPORATE BONDS (77.7%)
AUTOMOTIVE (4.1%)
$  500,000  Ford Motor Credit Co.              6.500%     February 28, 2002   $   513,335
   500,000  Paccar Financial Corp.             5.970%     November 15, 2001       507,515
                                                                              -----------
                                                                                1,020,850
                                                                              -----------

BUILDING MATERIALS & CONSTRUCTION (3.1%)
   750,000  Masco Corp.                        6.125%     September 15, 2003      758,977
                                                                              -----------

CHEMICALS (5.6%)
   825,000  Dow Capital BV                     7.375%     July 15, 2002           866,011
   500,000  EI du Pont de Nemours              6.000%     March 6, 2013           509,315
                                                                              -----------
                                                                                1,375,326
                                                                              -----------

COMMERCIAL SERVICE/SUPPLY (4.9%)
   350,000  Pitney Bowes Credit                5.650%     January 15, 2003        352,730
   850,000  Xerox Corporation                  5.500%     November 15, 2003       851,827
                                                                              -----------
                                                                                1,204,557
                                                                              -----------

CONSUMER & MARKETING (5.7%)
   150,000  Kimberly Clark Corp.               8.625%     May 1, 2001             160,970
   425,000  Mattel Inc.                        6.000%     July 15, 2003           431,766
   500,000  McDonald's Corporation             5.900%     May 11, 2001            508,230
   300,000  Procter & Gamble Co.               5.250%     September 15, 2003      300,510
                                                                              -----------
                                                                                1,401,476
                                                                              -----------

ELECTRONIC/ELECTRICAL MFG. (7.4%)
   500,000  Emerson Electric Co.               5.500%     September 15, 2008      505,130
   300,000  Int'l. Business Machines Corp.     5.800%     May 15, 2001            304,602
   500,000  Public Service Co. of CO           6.240%     November 27, 2000       507,185
   500,000  Raytheon Co.                       5.950%     March 15, 2001          504,720
                                                                              -----------
                                                                                1,821,637
                                                                              -----------

FINANCIAL SERVICES (3.2%)
   300,000  Associates Corp. of North
              America                          5.875%     May 16, 2001            302,319
   500,000  Household Finance                  5.875%     November 1, 2002        499,760
                                                                              -----------
                                                                                  802,079
                                                                              -----------

FOREST PRODUCTS (5.0%)
   500,000  Mead Corporation                   6.600%     March 1, 2002           513,340
   660,000  Westvaco Corp.                     9.650%     March 1, 2002           733,854
                                                                              -----------
                                                                                1,247,194
                                                                              -----------

HEALTH CARE (4.1%)
   500,000  Abbott Laboratories                5.400%     September 15, 2008      500,265
   500,000  Warner Lambert Co.                 5.750%     January 15, 2003        507,485
                                                                              -----------
                                                                                1,007,750
                                                                              -----------

MACHINERY & MANUFACTURING (8.9%)
   300,000  AlliedSignal Inc.                  9.875%     June 1, 2002            337,560

                                                                       47-------

                  STATE FARM VARIABLE PRODUCT TRUST BOND FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1998

PRINCIPAL                                    COUPON            MATURITY
  AMOUNT                                      RATE               DATE            VALUE
----------                                  --------      ------------------  -----------
$  400,000  Caterpillar Finance                6.750%     July 10, 2001       $   411,524
   500,000  Parker Hannifin Corp.              5.650%     September 15, 2003      501,140
   900,000  TRW Inc.                           6.730%     July 11, 2007           957,951
                                                                              -----------
                                                                                2,208,175
                                                                              -----------

MEDIA & BROADCASTING (5.7%)
   500,000  New York Times                     5.000%     October 8, 2003         490,865
   406,000  The Walt Disney Company            6.375%     March 30, 2001          416,049
   500,000  Tribune Co.                        5.750%     September 15, 2003      502,190
                                                                              -----------
                                                                                1,409,104
                                                                              -----------

MINING & METALS (2.1%)
   500,000  Aluminum Company of America
              (a)                              6.125%     June 15, 2005           510,410
                                                                              -----------

OIL, GAS, & OTHER ENERGY (1.7%)
   400,000  Mobil Corp.                        8.375%     February 12, 2001       425,256
                                                                              -----------

RETAILERS (3.2%)
   500,000  Sherwin Williams Co.               6.500%     February 1, 2002        516,250
   250,000  Wal-Mart Stores Inc.               8.625%     April 1, 2001           267,920
                                                                              -----------
                                                                                  784,170
                                                                              -----------

TELECOM & TELECOM EQUIPMENT (9.6%)
   750,000  Ameritech Capital Funding
              Corp.                            5.650%     January 15, 2001        758,370
 1,000,000  AT&T Corp.                         7.000%     May 15, 2005          1,086,070
   200,000  Northern Telecom Ltd.              6.875%     October 1, 2002         208,158
   300,000  Worldcom Inc.                      6.125%     August 15, 2001         305,142
                                                                              -----------
                                                                                2,357,740
                                                                              -----------

UTILITIES & ENERGY (3.4%)
   300,000  Georgia Power                      6.000%     March 1, 2000           302,493
   500,000  Virginia Electric & Power          7.375%     July 1, 2002            530,265
                                                                              -----------
                                                                                  832,758
                                                                              -----------
TOTAL CORPORATE BONDS
  (cost $18,966,853)                                                           19,167,459
LONG-TERM U.S. TREASURY OBLIGATIONS (7.2%)
   675,000  U.S. Treasury Notes                6.875%     March 31, 2000          692,678
 1,000,000  U.S. Treasury Notes                7.500%     May 15, 2002          1,086,910
                                                                              -----------
TOTAL LONG-TERM U.S. TREASURY OBLIGATIONS
  (cost $1,774,589)                                                             1,779,588

SHORT-TERM INVESTMENTS (11.0%)
   500,000  Ford Motor Credit Co.              5.450%     February 5, 1999        501,214
 1,200,000  General Motors Acceptance
              Corp.                            4.910%     January 29, 1999      1,200,164

---------
      48

                  STATE FARM VARIABLE PRODUCT TRUST BOND FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1998

PRINCIPAL                                    COUPON            MATURITY
  AMOUNT                                      RATE               DATE            VALUE
----------                                  --------      ------------------  -----------
$1,000,000  General Electric Capital Corp.     5.650%     January 15, 1999    $ 1,001,414
                                                                              -----------
TOTAL SHORT-TERM INVESTMENTS
  (cost $2,702,792)                                                             2,702,792

TOTAL INVESTMENTS (95.9%)
  (cost $23,444,234)                                                           23,649,839

CASH AND OTHER ASSETS, LESS LIABILITIES (4.1%)                                  1,017,547
                                                                              -----------
NET ASSETS (100.0%)                                                           $24,667,386
                                                                              -----------
                                                                              -----------

Notes:
(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1998, the value of this security amounted to $510,410 or 2% of net assets.
(b) At December 31, 1998, net unrealized appreciation of $205,605 consisted of gross unrealized appreciation of $221,089 and gross unrealized depreciation of $15,484 based on cost of $23,444,234 for federal income tax purposes.

                See accompanying notes to financial statements.

                                                                       49-------

              STATE FARM VARIABLE PRODUCT TRUST MONEY MARKET FUND
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1998

PRINCIPAL                                        COUPON                 MATURITY
  AMOUNT                                          RATE                    DATE            VALUE
----------                                  -----------------      ------------------  -----------
SHORT-TERM INVESTMENTS (97.3%)
AGRICULTURE, FOODS, & BEVERAGE (9.9%)
$  935,000  Coca-Cola                            4.950%              April 9, 1999     $   922,383
   920,000  Sara Lee Corp.                       5.820%             January 7, 1999        919,107
                                                                                       -----------
                                                                                         1,841,490
                                                                                       -----------

AUTOMOTIVE (9.9%)
   915,000  Ford Motor Credit Co.           4.980% and 5.120%       February 5, 1999       922,290
   915,000  General Motors Acceptance
              Corp.                         5.030% and 5.180%       January 29, 1999       923,248
                                                                                       -----------
                                                                                         1,845,538
                                                                                       -----------

CHEMICALS (4.2%)
   780,000  EI du Pont de Nemours                4.960%             January 28, 1999       777,072
                                                                                       -----------

COMPUTERS (4.6%)
   850,000  Int'l Business Machines Corp.   5.100% and 5.260%       January 12, 1999       861,441
                                                                                       -----------

ELECTRONIC/ELECTRICAL MFG. (4.6%)
   850,000  General Electric Capital Corp.  5.280% and 5.320%       January 15, 1999       861,942
                                                                                       -----------

FINANCIAL SERVICES (8.4%)
   915,000  Associates Corp. of North
              America                            5.000%              April 16, 1999        916,809
   655,000  Caterpillar Finance                  5.280%             January 4, 1999        654,707
                                                                                       -----------
                                                                                         1,571,516
                                                                                       -----------

HEALTH CARE (9.0%)
   915,000  Abbott Laboratories                  5.600%             January 5, 1999        914,430
   785,000  Johnson & Johnson (a)                4.620%              April 29, 1999        773,013
                                                                                       -----------
                                                                                         1,687,443
                                                                                       -----------

MACHINERY & MANUFACTURING (4.6%)
   850,000  John Deere Credit Co.           5.200% and 5.270%       January 14, 1999       861,909
                                                                                       -----------

OIL, GAS, & OTHER ENERGY (8.4%)
   920,000  Chevron Corporation                  5.000%              March 12, 1999        920,516
   650,000  Shell Oil Co.                        4.950%            February 11, 1999       646,306
                                                                                       -----------
                                                                                         1,566,822
                                                                                       -----------

RETAILERS (4.9%)
   915,000  Sears Roebuck Acceptance Corp.  5.050% and 5.250%       January 26, 1999       923,258
                                                                                       -----------

TELECOM & TELECOM EQUIPMENT (4.6%)
   870,000  Ameritech Corp.                      5.000%             January 13, 1999       868,541
                                                                                       -----------

U.S. GOVERNMENT (24.2%)
   750,000  Fannie Mae                           5.190%             January 26, 1999       747,254
 1,000,000  Freddie Mac                          5.270%             January 7, 1999        999,107
   787,000  Freddie Mac                     5.020% and 5.180%       January 15, 1999       785,427
 1,000,000  Freddie Mac                          4.890%            February 18, 1999       993,441

---------
      50

              STATE FARM VARIABLE PRODUCT TRUST MONEY MARKET FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1998

PRINCIPAL                                        COUPON                 MATURITY
  AMOUNT                                          RATE                    DATE            VALUE
----------                                  -----------------      ------------------  -----------
$1,000,000  Freddie Mac                          4.930%            February 22, 1999   $   992,842
                                                                                       -----------
                                                                                         4,518,071
                                                                                       -----------
TOTAL SHORT-TERM INVESTMENTS
  (cost $18,185,043)                                                                    18,185,043

CASH AND OTHER ASSETS, LESS LIABILITIES (2.7%)                                             496,374
                                                                                       -----------
NET ASSETS (100.0%)                                                                    $18,681,417
                                                                                       -----------
                                                                                       -----------

Notes:
(a) Security exempt from registration under Section 4(2) of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1998, the value of this security amounted to $773,013 or 4% of net assets.

                See accompanying notes to financial statements.

                                                                       51-------

                       STATE FARM VARIABLE PRODUCT TRUST
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1998

                             LARGE CAP       SMALL CAP     INTERNATIONAL      STOCK & BOND                           MONEY
                           EQUITY INDEX    EQUITY INDEX     EQUITY INDEX        BALANCED             BOND            MARKET
                               FUND            FUND             FUND              FUND               FUND             FUND
                           -------------   -------------   --------------   -----------------   --------------   --------------
ASSETS
  Investments in
    securities:
    At identified cost      $ 46,476,230      42,741,478      66,810,583         5,209,092          23,444,234       18,185,043
                           -------------   -------------   --------------   -----------------   --------------   --------------
                           -------------   -------------   --------------   -----------------   --------------   --------------
    At value                $ 53,285,251      41,697,936      76,623,848         5,556,692          23,649,839       18,185,043
  Cash                               448             951             590                12           1,227,342          632,695
  Foreign currency at
    value (cost $150,096)             --              --         149,336                --                  --               --
  Receivable for:
    Dividends and
      interest                    45,300          56,657         116,108            18,108             367,449            2,041
    Shares of the Fund
      sold                       190,862          65,377              --            35,418              18,988           98,703
    Securities sold               38,409           8,962              --                --             901,648               --
    Expense cap
      reimbursement                   --              --          20,500             5,486                  --               --
    Variation margin                  --          35,800              --                --                  --               --
  Prepaid expenses                   496             588              --                --                  99              218
                           -------------   -------------   --------------   -----------------   --------------   --------------
  Total assets                53,560,766      41,866,271      76,910,382         5,615,716          26,165,365       18,918,700
                           -------------   -------------   --------------   -----------------   --------------   --------------
LIABILITIES AND NET
  ASSETS
  Dividends payable to
    shareowners                       --              --              --                --             259,096          207,138
  Payable for:
    Shares of the Fund
      redeemed                        --              --              --             2,501               1,275            3,199
    Securities purchased         141,392         185,238          30,429            32,917           1,200,000               --
    Variation margin              78,575              --              --                --                  --               --
    Manager                       28,084          44,925         141,551                --              27,461           16,909
    Other                          7,993          10,672          41,270             5,486              10,147           10,037
                           -------------   -------------   --------------   -----------------   --------------   --------------
    Total liabilities            256,044         240,835         213,250            40,904           1,497,979          237,283
                           -------------   -------------   --------------   -----------------   --------------   --------------
Net assets applicable to
  shares outstanding of
  common stock                53,304,722      41,625,436      76,697,132         5,574,812          24,667,386       18,681,417
                           -------------   -------------   --------------   -----------------   --------------   --------------
  Fund shares outstanding      4,162,934       4,363,244       6,592,448           488,711           2,430,863       18,681,417
Net asset value, offering
  price and redemption
  price per share           $      12.80            9.54           11.63             11.41               10.15             1.00
                           -------------   -------------   --------------   -----------------   --------------   --------------
                           -------------   -------------   --------------   -----------------   --------------   --------------
ANALYSIS OF NET ASSETS
  Excess of amounts
    received from sales
    of shares over
    amounts paid on
    redemptions of shares
    on account of capital   $ 45,796,843      42,540,357      66,990,452         5,188,944          24,478,905       18,681,417
  Accumulated net
    realized gain (loss)         269,073          66,054         117,394            (6,189)            (17,124)              --
  Net unrealized
    appreciation
    (depreciation)             7,234,621        (984,992)      9,815,363           347,600             205,605               --
  Undistributed
    (distributions in
    excess of) net
    investment income              4,185           4,017        (226,077)           44,457                  --               --
                           -------------   -------------   --------------   -----------------   --------------   --------------
  Net assets applicable
    to shares outstanding   $ 53,304,722      41,625,436      76,697,132         5,574,812          24,667,386       18,681,417
                           -------------   -------------   --------------   -----------------   --------------   --------------
                           -------------   -------------   --------------   -----------------   --------------   --------------

                See accompanying notes to financial statements.

---------
      52

                       STATE FARM VARIABLE PRODUCT TRUST
                            STATEMENT OF OPERATIONS

                             LARGE CAP       SMALL CAP     INTERNATIONAL      STOCK & BOND                             MONEY
                           EQUITY INDEX    EQUITY INDEX     EQUITY INDEX        BALANCED             BOND             MARKET
FOR THE PERIOD FROM THE        FUND            FUND             FUND              FUND               FUND              FUND
DATE OF INCEPTION          -------------   -------------   --------------   -----------------   ---------------   ---------------
TO DECEMBER 31, 1998          1/22/98         1/29/98         1/22/98            1/29/98            1/22/98           1/29/98
-------------------------  -------------   -------------   --------------   -----------------   ---------------   ---------------
INVESTMENT INCOME:
  Dividends                  $  328,684         443,671        1,210,085           47,205                    --                --
  Interest                      130,191          41,268           87,600               --               750,590           638,747
                           -------------   -------------   --------------         -------       ---------------   ---------------
                                458,875         484,939        1,297,685           47,205               750,590           638,747
  Less: foreign
    withholding taxes             1,833             108          104,517               --                    --                --
                           -------------   -------------   --------------         -------       ---------------   ---------------
  Total investment income       457,042         484,831        1,193,168           47,205               750,590           638,747
EXPENSES:
  Investment advisory and
    management fees              46,527         118,508          325,393               --                51,817            39,751
  Professional fees              11,083          10,834           18,200            5,245                10,807            10,562
  Fidelity bond expense           1,114           1,253            2,070              575                   821               702
  Trustees' fees                  4,909           4,909            4,500            4,909                 4,909             4,908
  Reports to shareowners          1,499           1,499            1,414            1,002                 1,499             1,503
  Security evaluation
    fees                          8,866          24,587           44,336               --                 1,859               237
  Custodian fees                     --              --           91,529            2,178                 3,139             3,541
  Index license fees              5,000           5,119           10,001               --                    --                --
  Fund accounting expense            --              --           51,372               --                    --                --
  Other                              31              27               --               --                    15                13
                           -------------   -------------   --------------         -------       ---------------   ---------------
  Total expenses                 79,029         166,736          548,815           13,909                74,866            61,217
    Less: expense
      reimbursement                  --          16,690          107,042           13,909                    --            10,516
                           -------------   -------------   --------------         -------       ---------------   ---------------
  Net expenses                   79,029         150,046          441,773               --                74,866            50,701
                           -------------   -------------   --------------         -------       ---------------   ---------------
Net investment income           378,013         334,785          751,395           47,205               675,724           588,046
REALIZED AND UNREALIZED
  GAIN (LOSS):
  Accumulated net
    realized gain (loss)
    on sales of
    investments                  22,524         860,154          117,394           (6,189)              (17,124)               --
  Accumulated net
    realized gain on
    forward foreign
    currency contracts               --              --          105,894               --                    --                --
  Accumulated net
    realized loss on
    foreign currency
    transactions                     --              --         (187,378)              --                    --                --
  Accumulated net
    realized gain (loss)
    on futures contracts        246,549         (38,747)
  Net unrealized gain on
    open futures
    contracts                   425,600          58,550               --               --                    --                --
  Net unrealized
    appreciation or
    depreciation on
    investments and
    foreign currency
    transactions              6,809,021      (1,043,542)       9,815,363          347,600               205,605                --
                           -------------   -------------   --------------         -------       ---------------   ---------------
Net realized and
  unrealized gain (loss)      7,503,694        (163,585)       9,851,273          341,411               188,481                --
                           -------------   -------------   --------------         -------       ---------------   ---------------
Net change in net assets
  resulting from
  operations                 $7,881,707         171,200       10,602,668          388,616               864,205           588,046
                           -------------   -------------   --------------         -------       ---------------   ---------------
                           -------------   -------------   --------------         -------       ---------------   ---------------

                See accompanying notes to financial statements.

                                                                       53-------

                       STATE FARM VARIABLE PRODUCT TRUST
                       STATEMENT OF CHANGES IN NET ASSETS

                             LARGE CAP       SMALL CAP     INTERNATIONAL      STOCK & BOND                           MONEY
                           EQUITY INDEX    EQUITY INDEX     EQUITY INDEX        BALANCED             BOND            MARKET
FOR THE PERIOD FROM THE        FUND            FUND             FUND              FUND               FUND             FUND
DATE OF INCEPTION          -------------   -------------   --------------   -----------------   --------------   --------------
TO DECEMBER 31, 1998          1/22/98         1/29/98         1/22/98            1/29/98           1/22/98          1/29/98
-------------------------  -------------   -------------   --------------   -----------------   --------------   --------------
FROM OPERATIONS:
  Net investment income     $    378,013         334,785         751,395            47,205             675,724          588,046
  Accumulated net
    realized gain (loss)         269,073         821,407          35,910            (6,189)            (17,124)              --
  Net unrealized
    appreciation
    (depreciation)             7,234,621        (984,992)      9,815,363           347,600             205,605               --
                           -------------   -------------   --------------         --------      --------------   --------------
Net change in net assets
  resulting from
  operations                   7,881,707         171,200      10,602,668           388,616             864,205          588,046
DISTRIBUTIONS TO
  SHAREOWNERS FROM AND IN
  EXCESS OF:
  Net investment income         (373,828)       (330,768)       (895,988)           (2,748)           (675,724)        (588,046)
  Net realized gain                   --        (755,353)             --                --                  --               --
                           -------------   -------------   --------------         --------      --------------   --------------
Total distributions to
  shareowners                   (373,828)     (1,086,121)       (895,988)           (2,748)           (675,724)        (588,046)
FROM FUND SHARE
  TRANSACTIONS:
  Proceeds from shares
    sold                      30,942,223      11,591,139      12,288,814         5,522,631          14,570,954        8,868,290
  Reinvestment of
    distributions                373,828       1,086,121         895,988             2,748             675,724          588,046
                           -------------   -------------   --------------         --------      --------------   --------------
                              31,316,051      12,677,260      13,184,802         5,525,379          15,246,678        9,456,336
  Less payments for
    shares redeemed              519,208         136,903         194,350           336,535             767,773          774,919
                           -------------   -------------   --------------         --------      --------------   --------------
Net increase in net
  assets from Fund share
  transactions                30,796,843      12,540,357      12,990,452         5,188,844          14,478,905        8,681,417
                           -------------   -------------   --------------         --------      --------------   --------------
Total increase in net
  assets                      38,304,722      11,625,436      22,697,132         5,574,712          14,667,386        8,681,417
                           -------------   -------------   --------------         --------      --------------   --------------
NET ASSETS:
  Beginning of period         15,000,000      30,000,000      54,000,000               100          10,000,000       10,000,000
                           -------------   -------------   --------------         --------      --------------   --------------
  End of period+            $ 53,304,722      41,625,436      76,697,132         5,574,812          24,667,386       18,681,417
                           -------------   -------------   --------------         --------      --------------   --------------
                           -------------   -------------   --------------         --------      --------------   --------------
+ Includes undistributed
  (distribution in excess
  of) net investment
  income of                 $      4,185           4,017        (226,077)           44,457                  --               --
                           -------------   -------------   --------------         --------      --------------   --------------
                           -------------   -------------   --------------         --------      --------------   --------------

                See accompanying notes to financial statements.

---------
      54

                       STATE FARM VARIABLE PRODUCT TRUST
                         NOTES TO FINANCIAL STATEMENTS

1. OBJECTIVE

The State Farm Variable Product Trust (the "Trust") is an open-end management investment company consisting of six separate investment portfolios (the "Funds"), each of which has a different investment objective. The Funds are offered to separate accounts of State Farm Life Insurance Company and State Farm Life and Accident Assurance Company as funding vehicles for certain variable annuity and life insurance contracts issued by State Farm Life Insurance Company and State Farm Life and Accident Assurance Company through such separate accounts.

The LARGE CAP EQUITY INDEX FUND (LARGE CAP FUND) seeks to match the performance of the Standard and Poors-Registered Trademark- Composite Index of 500 Stocks (the "S&P 500"). This Fund will pursue its objective by investing primarily on a capitalization-weighted basis in the securities comprising the index.

The SMALL CAP EQUITY INDEX FUND (SMALL CAP FUND) seeks to match the performance of the Russell 2000-Registered Trademark- Small Stock Index (the "Russell 2000"). This Fund will pursue its objective by investing primarily in a diversified portfolio of stocks found in the index.

The INTERNATIONAL EQUITY INDEX FUND (INTERNATIONAL FUND) seeks to match the performance of the Morgan Stanley Capital International Europe, Australia and Far East Free Index (the "EAFE-Registered Trademark- Free"). This Fund will pursue its objective by investing primarily in a diversified portfolio of stocks found in the index.

The STOCK AND BOND BALANCED FUND (BALANCED FUND) seeks long-term growth of capital, balanced with current income. This Fund will pursue its objective by investing in the Large Cap and Bond Funds.

The BOND FUND (BOND FUND) seeks to realize over a period of years the highest yield consistent with prudent investment management through current income and capital gains. This Fund will pursue its objective by investing primarily in high quality debt securities.

The MONEY MARKET FUND (MONEY MARKET FUND) seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity. This Fund will pursue its objective by investing exclusively in high quality money market instruments.

2. SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION

Investments are stated at value. Portfolio securities traded on securities exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales prices on the day of valuation, or, if there are no reported sales on that day, at the last reported bid price for the day. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. Long-term debt securities and U.S. Treasury bills are valued using quotations provided by an independent pricing service. All of the securities and assets of the Money Market Fund and short-term debt securities with remaining maturities of 60 days or less (other than U.S. Treasury bills) held by any of the other Funds are valued on an amortized cost basis, which approximates market value. Investments in affiliated investment companies are valued each day based on the closing net asset value of the respective fund. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using quoted forward exchange rates. Any securities not valued as described above are valued at fair value as determined in good faith by the Board of Trustees or its delegate.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Security transactions are accounted for on trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Funds. Interest income is recorded on the accrual basis and includes amortization of discounts on money market instruments and long-term debt instruments when required for federal income tax purposes. Realized gains and losses from security transactions are reported on an identified cost basis.

FUND SHARE VALUATION

Fund shares are sold and redeemed on a continuous basis at net asset value. Net asset value per share is determined daily as of the time of the close of trading on the New York Stock Exchange, (currently 4:00 p.m., New York City time) on each day when the New York Stock Exchange is open, other than those days specifically stated in the Trust's prospectus, except that a Fund need not compute a net asset value on any day

                                                                       55-------

                       STATE FARM VARIABLE PRODUCT TRUST
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED) when no purchase or redemption order has been received by the Fund. The net asset value per share is computed by dividing the total value of the Funds' investments and other assets, less liabilities, by the respective number of Fund shares outstanding.

FEDERAL INCOME TAXES, DIVIDENDS AND DISTRIBUTIONS TO SHAREOWNERS

It is the Funds' policy to comply with the special provisions of the Internal Revenue Code available to investment companies and, in the manner provided therein, to distribute all of its taxable income, as well as any net realized gain on sales of investments reportable for federal income tax purposes. The Funds intend to comply with this policy and, accordingly, no provision for federal income taxes has been made.

Dividends and distributions payable to shareowners are recorded by the Large Cap, Small Cap, International, and Balanced Funds on the ex-dividend date. The Bond and Money Market Funds declare dividends daily equal to each Fund's respective net investment income, and distributions of such amounts are made at the end of each calendar quarter. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. The differences are primarily due to differing treatments for foreign currency transactions.

The accumulated net realized loss on sales of investments in the Bond Fund at December 31, 1998, amounting to $17,124 is available to offset future taxable gains. If not applied, the capital loss carryover will expire in 2006.

FOREIGN CURRENCY TRANSLATIONS

Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

FINANCIAL INSTRUMENTS

The Large Cap, Small Cap, and International Funds may enter into stock index futures contracts to hedge a portion of their portfolios. These contracts obligate a Fund to make or take delivery of a financial instrument or the cash value of a securities index at a specified future date at a specified price. Gains and losses are reflected as net realized gain (loss) on futures contracts in the statement of operations. Additionally, the International Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell foreign currencies. The Fund bears the market risk that arises from changes in the value of financial instruments and securities indices (futures contracts) or from changes in foreign currency rates (forward foreign currency contracts) and the credit risk should a counterparty fail to perform under such contracts.

3. TRANSACTIONS WITH AFFILIATES

The Trust has an investment advisory and management services agreement with State Farm Investment Management Corp. (Manager) who serves as the Trust's investment adviser and conducts the business and affairs of the Trust. Each Fund pays the Manager an investment advisory fee (computed on a daily basis and paid quarterly) at the following annual rates:

Large Cap Equity Index Fund                                           .26% of average daily net assets

Small Cap Equity Index Fund                                           .40% of average daily net assets

International Equity Index Fund                                       .55% of average daily net assets

Stock and Bond Balanced Fund                                                                      None

Bond Fund                                                             .50% of average daily net assets

Money Market Fund                                                     .40% of average daily net assets

The Manager has agreed not to be paid an investment advisory fee for performing its services for the Balanced Fund and has agreed to reimburse any other expenses incurred by the Balanced Fund. This expense limitation arrangement is voluntary and may be eliminated by the Manager at any time. However, the Manager will receive investment advisory fees from managing the underlying Funds in which the Balanced Fund invests.

With respect to each of the Funds other than the Balanced and International Funds, the Manager has agreed to reimburse the expenses incurred by the Fund, other than the investment advisory fee, that exceed .10% of such Fund's average daily net assets. With respect to the International Fund, the Manager has agreed to reimburse the expenses incurred by the Fund, other than the investment advisory fee, that exceed .20% of the

---------
      56

                       STATE FARM VARIABLE PRODUCT TRUST
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
Fund's average daily net assets. These expense limitation arrangements are voluntary and may be eliminated by the Manager at any time.

Investment advisory and management fees and expenses reimbursed for the period ended December 31, 1998 were as follows:

                                          INVESTMENT
                                           ADVISORY
                                              AND
                                          MANAGEMENT       FEES
FUND                                          FEE       REIMBURSED
----------------------------------------  -----------   -----------

Large Cap Equity Index Fund                 $ 46,527      $     --

Small Cap Equity Index Fund                  118,508        16,690
International Equity Index Fund              325,393       107,042

Stock and Bond Balanced Fund                      --        13,909

Bond Fund                                     51,817            --

Money Market Fund                             39,751        10,516

The Funds do not pay any discount, commission or other compensation for transfer agent or underwriting services provided by the Manager.

Certain officers and/or trustees of the Trust are also officers and/or directors of the Manager. The Funds made no payments to its officers or trustees during the period ended December 31, 1998, except for the following trustees' fees paid to the Trust's independent trustees:

Large Cap Equity Index Fund                         $4,500

Small Cap Equity Index Fund                          4,500

International Equity Index Fund                      4,500

Stock and Bond Balanced Fund                         4,500

Bond Fund                                            4,500

Money Market Fund                                    4,500

The Manager has engaged Barclays Global Fund Advisors (Barclay's) as the investment sub-advisor to provide day-to-day portfolio management for the Large Cap, Small Cap, and International Funds. Barclay's determines which securities to buy and sell for each of these Funds, selects the brokers and dealers to effect the transactions, and negotiates commissions.

4. INVESTMENT TRANSACTIONS

Investment transactions (exclusive of short-term instruments) for the period ended December 31, 1998 were as follows:

                                                         SALES AT
FUND                                       PURCHASES     PROCEEDS
----------------------------------------  ------------  ----------

Large Cap Equity Index Fund               $ 36,104,771   1,671,512

Small Cap Equity Index Fund                 52,304,379  12,266,263

International Equity Index Fund             68,386,025   3,948,180

Stock and Bond Balanced Fund:

  Large Cap Equity Index Fund                3,275,491     177,057

  Bond Fund                                  2,239,590     122,744

Bond Fund                                   24,106,604   3,284,209

                                                                       57-------

                       STATE FARM VARIABLE PRODUCT TRUST
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5. FUTURES CONTRACTS

The Large Cap and Small Cap Funds had the following open futures contracts at December 31, 1998:

                                                                                      UNREALIZED
                                                CONTRACT                EXPIRATION       GAIN
FUND                              TYPE           AMOUNT     POSITION      MONTH        12/31/98
-------------------------  ------------------  -----------  --------   ------------   -----------

Large Cap Equity Index
  Fund                     S&P 500 Index       $11,406,650    Long      March '99       $425,600

Small Cap Equity Index
  Fund                     Russell 2000 Index    1,642,450    Long      March '99         58,550

The aggregate market value of investments pledged to cover margin requirements for the open positions at December 31, 1998 were $11,832,250 and $1,701,000 in the Large Cap and Small Cap Funds, respectively.

6. FUND SHARE TRANSACTIONS

Proceeds and payments on Fund shares as shown in the statement of changes in net assets for the period ended December 31, 1998 were in respect of the following number of shares:

                            LARGE CAP      SMALL CAP     INTERNATIONAL     STOCK & BOND                         MONEY
                           EQUITY INDEX   EQUITY INDEX   EQUITY INDEX        BALANCED           BOND           MARKET
                               FUND           FUND           FUND              FUND             FUND            FUND
                           ------------   ------------   -------------   ----------------   -------------   -------------
                              SHARES         SHARES         SHARES            SHARES           SHARES          SHARES
                           ------------   ------------   -------------   ----------------   -------------   -------------

Shares sold                  2,676,195      1,262,394      1,129,477          519,686           1,439,766       8,868,290

Shares issued in
  reinvestment of
  ordinary
  income dividends and
  capital gain
  distributions                 30,183        115,711         80,998              268              66,860         588,046
                           ------------   ------------   -------------         ------       -------------   -------------

                             2,706,378      1,378,105      1,210,475          519,954           1,506,626       9,456,336

Less shares redeemed            43,444         14,861         18,027           31,253              75,763         774,919
                           ------------   ------------   -------------         ------       -------------   -------------

Net increase in shares
  outstanding                2,662,934      1,363,244      1,192,448          488,701           1,430,863       8,681,417
                           ------------   ------------   -------------         ------       -------------   -------------
                           ------------   ------------   -------------         ------       -------------   -------------

---------
      58

         STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND
                              FINANCIAL HIGHLIGHTS

For a share outstanding throughout the period

                                                     1998
                                                    ------
Net asset value, beginning of period (inception
  date of 1/22/98)                                  $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                .12
  Net gain on investments (both realized and
    unrealized)                                       2.80
                                                    ------
  Total from investment operations                    2.92
LESS DISTRIBUTIONS
  Net investment income                               (.12)
                                                    ------
  Total distributions                                 (.12)
                                                    ------
Net asset value, end of period                      $12.80
                                                    ------
                                                    ------
TOTAL RETURN (NOT ANNUALIZED)                        29.26%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (millions)                $ 53.3
Ratio of expenses to average net assets               0.32%(a)
Ratio of net investment income to average net
  assets                                              1.55%(a)
Portfolio turnover rate                                  7%

----------

(a)  Determined on an annualized basis.

                                                                       59-------

         STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND
                              FINANCIAL HIGHLIGHTS

For a share outstanding throughout the period

                                                     1998
                                                    ------
Net asset value, beginning of period (inception
  date of 1/29/98)                                  $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                .27
  Net loss on investments (both realized and
    unrealized)                                       (.46)
                                                    ------
  Total from investment operations                    (.19)
                                                    ------
LESS DISTRIBUTIONS
  Net investment income                               (.09)
  Net realized gain                                   (.18)
                                                    ------
  Total distributions                                 (.27)
                                                    ------
Net asset value, end of period                      $ 9.54
                                                    ------
                                                    ------
Total Return (not annualized)                        (1.89)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (millions)                $ 41.6
Ratio of expenses to average net assets               0.50%(a)
Ratio of expenses to average net assets, absent of
  expense limitation                                  0.55%(a)
Ratio of net investment income to average net
  assets                                              1.11%(a)
Portfolio turnover rate                                 38%

----------

(a)  Determined on an annualized basis.

---------
      60

       STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND
                              FINANCIAL HIGHLIGHTS

For a share outstanding throughout the period

                                                     1998
                                                    ------
Net asset value, beginning of period (inception
  date of 1/22/98)                                  $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                .13
  Net gain on investments (both realized and
    unrealized)                                       1.65
                                                    ------
  Total from investment operations                    1.78
                                                    ------
LESS DISTRIBUTIONS
  Net investment income                               (.15)
                                                    ------
  Total distributions                                 (.15)
                                                    ------
Net asset value, end of period                      $11.63
                                                    ------
                                                    ------
TOTAL RETURN (NOT ANNUALIZED)                        17.90%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (millions)                $ 76.7
Ratio of expenses to average net assets               0.75%(a)
Ratio of expenses to average net assets, absent of
  expense limitation                                  0.93%(a)
Ratio of net investment income to average net
  assets                                              1.27%(a)
Portfolio turnover rate                                  6%

----------

(a)  Determined on an annualized basis.

                                                                       61-------

         STATE FARM VARIABLE PRODUCT TRUST STOCK AND BOND BALANCED FUND
                              FINANCIAL HIGHLIGHTS

For a share outstanding throughout the period

                                                     1998
                                                    ------
Net asset value, beginning of period (inception
  date of 1/29/98)                                  $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                .14
  Net gain on investments (both realized and
    unrealized)                                       1.32
                                                    ------
  Total from investment operations                    1.46
                                                    ------
LESS DISTRIBUTIONS
  Net investment income                               (.05)
                                                    ------
  Total distributions                                 (.05)
                                                    ------
Net asset value, end of period                      $11.41
                                                    ------
                                                    ------
TOTAL RETURN (NOT ANNUALIZED)                        14.66%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (millions)                $  5.6
Ratio of expenses to average net assets               0.00%(a)
Ratio of expenses to average net assets, absent of
  expense limitation                                  1.01%(a)
Ratio of net investment income to average net
  assets                                              3.43%(a)
Portfolio turnover rate                                 18%

----------

(a)  Determined on an annualized basis.

---------
      62

                  STATE FARM VARIABLE PRODUCT TRUST BOND FUND
                              FINANCIAL HIGHLIGHTS

For a share outstanding throughout the period

                                                     1998
                                                    ------
Net asset value, beginning of period (inception
  date of 1/22/98)                                  $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                .49
  Net gain on investments (both realized and
    unrealized)                                        .15
                                                    ------
  Total from investment operations                     .64
                                                    ------
LESS DISTRIBUTIONS
  Net investment income                               (.49)
                                                    ------
  Total distributions                                 (.49)
                                                    ------
Net asset value, end of period                      $10.15
                                                    ------
                                                    ------
TOTAL RETURN (NOT ANNUALIZED)                         6.49%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (millions)                $ 24.7
Ratio of expenses to average net assets               0.57%(a)
Ratio of net investment income to average net
  assets                                              5.14%(a)
Portfolio turnover rate                                 26%

----------

(a)  Determined on an annualized basis.

                                                                       63-------

              STATE FARM VARIABLE PRODUCT TRUST MONEY MARKET FUND
                              FINANCIAL HIGHLIGHTS

For a share outstanding throughout the period

                                                     1998
                                                    ------
Net asset value, beginning of period (inception
  date of 1/29/98)                                  $ 1.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                .05
                                                    ------
  Total from investment operations                     .05
                                                    ------
LESS DISTRIBUTIONS
  Net investment income                               (.05)
                                                    ------
  Total distributions                                 (.05)
                                                    ------
Net asset value, end of period                      $ 1.00
                                                    ------
                                                    ------
TOTAL RETURN (NOT ANNUALIZED)                         4.76%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (millions)                $ 18.7
Ratio of expenses to average net assets               0.43%(a)
Ratio of expenses to average net assets, absent of
  expense limitation                                  0.52%(a)
Ratio of net investment income to average net
  assets                                              5.04%(a)

----------

(a)  Determined on an annualized basis.

---------
      64

                         REPORT OF INDEPENDENT AUDITORS

The Board of Trustees and Shareowners
State Farm Variable Product Trust --
    Large Cap Equity Index Fund
    Small Cap Equity Index Fund
    International Equity Index Fund
    Stock and Bond Balanced Fund
    Bond Fund
    Money Market Fund

We have audited the accompanying statement of assets and liabilities, including the portfolios of investments, of the Large Cap Equity Index Fund, Small Cap Equity Index Fund, International Equity Index Fund, Stock and Bond Balanced Fund, Bond Fund and Money Market Fund, comprising the State Farm Variable Product Trust as of December 31, 1998, and the related statements of operations and changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds of the State Farm Variable Product Trust at December 31, 1998, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated therein in conformity with generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Chicago, Illinois
January 22, 1999

                                                                       65-------

                 (This page has been left blank intentionally.)

               NOTICE OF WITHHOLDING ELECTION

This notice does not apply to distributions which qualify as eligible rollover distributions from tax-sheltered annuities (TSAs) and qualified employer retirement plans. We may be required to withhold 20% federal income tax on such eligible rollover distributions. To determine whether your distribution qualifies as an eligible rollover distribution and whether withholding applies, see the Special Tax Notice Regarding Plan Payments which is enclosed in the quarterly statements for TSA and qualified employer retirement plan participants.

Proceeds from your account not subject to the mandatory withholding described above, may be subject to federal and state income tax withholding unless you elect not to have withholding apply. Withholding will only apply to the portion of your distribution that is included in your income subject to federal income tax. There will be no withholding on non-taxable distributions.

We are required by Federal Income Tax law to notify you of your right to elect not to have taxes withheld from any actual or deemed distribution, or to revoke your election to have taxes withheld, if one is in effect. If an election has not been filed with us, we are required to withhold 10% of the taxable amount of your distribution for federal income taxes.

You may have made a previous withholding election. If so, that election will continue in force until you change your election. If you elect not to have withholding apply to your distribution, or if you do not have enough federal income tax withheld from your distribution, you may be responsible for payment of estimated tax and you may incur penalities if your withholding and estimated tax payments are not sufficient.

You may establish, change or revoke your Withholding Election at any time by one of the following methods:

    - complete and mail this form to:
      STATE FARM VARIABLE PRODUCTS
      ADMINISTRATION DEPARTMENT
      P.O. BOX 2307
      BLOOMINGTON, IL 61702-2307 or

    - call our TOLL FREE NUMBER 1-888-702-2307 (if you have telephone authority) or

    - fax the election form to 1-309-735-0307 and mail the original to us.

If we receive your election using any of the above mentioned methods at least 10 days prior to your next scheduled payment, your next check will reflect the change. Otherwise, the change will be reflected on any subsequent payments.

                              WITHHOLDING ELECTION FORM


-------------------------------------------------------------------------------
(Type or print your full name)

-------------------------------------------------------------------------------
(Your Social Security Number)

-------------------------------------------------------------------------------
(Home address-number & street or rural route)

-------------------------------------------------------------------------------
(City or town, state and ZIP code)

-------------------------------------------------------------------------------
(Policy Number)

---------------------------------------
(Date)

/ / 1. I elect NOT to have federal income tax withheld from my distribution

    (Do not complete lines 2-4.)

If you elect not to have withholding apply to your distribution, or if you do not have enough federal income tax withheld from your distribution, you may be responsible for payment of estimated tax and you may incur penalities if your withholding and estimated tax payments are not sufficient.

/ / 2. I want FEDERAL withholding from my distribution

If you would like an additional amount of federal withholding taken from the taxable distribution amount, please indicate the additional withholding amount (not less than $5.00) or percentage (not less than 10%)


--------------------

/ / 3. I elect not to have STATE income tax withheld from my distribution

/ / 4. I want STATE withholding from my distribution

If you would like an additional amount of state withholding taken from your payment, please indicate the additional withholding amount $
                                                            ----------------

(Note: not all states allow withholding or specify rates of withholding. If you indicate withholding or an amount and reside in a state where withholding is not allowed, no state tax will be withheld. If you do not indicate you want withholding or specify an amount and reside in a state that requires withholding at your request only, no state tax will be withheld.)

/ / 5. Other: (please specify)
                              -------------------------------------------------

                              -------------------------------------------------

-------------------------------------------------------------------------------
(Participant's Signature)

---------------------------------------
(Date)

Return your completed form to: STATE FARM VARIABLE PRODUCTS
                               ADMINISTRATION DEPARTMENT
                               P.O. BOX 2307
                               BLOOMINGTON, IL 61702-2307

PRODUCTS                                          SERVICES

INSURANCE PRODUCTS AND SERVICES WE CAN PROVIDE*

LIFE INSURANCE
Family Insurance
Mortgage Life Insurance
Estate Analysis
Life Insurance for Business Owners
Universal Life Insurance
Variable Universal Life Insurance
Annuities
Variable Annuity
Final Expense
Second-to-Die

FIRE INSURANCE
Homeowners
Renters
Mobile Homes
Manufactured Homes
Business
Apartment Buildings
Condominium/Association
Church
Contractors
Rental Condominium
Commercial
Liability Umbrella Policies
Boatowners
Personal Articles Policy

RETIREMENT PLANNING
IRA (Individual Retirement Annuity)
TSA (Tax Sheltered Annuity)
Business Retirement Plans
  (funded with life insurance)

HEALTH INSURANCE
Hospital Surgical
Hospital Income
Disability Income
Medicare Supplement
Long-Term Care

CAR INSURANCE
Personal Cars
Business Cars
Motorcycles
Travel Trailers
Fleets
Snowmobiles
Motorhomes
Car Finance Plan

*All products and services may not be available in all states.

You can only invest in our underlying funds through the purchase of a Variable Universal Life Insurance policy or Variable Deferred Annuity policy.

This report and any financial information contained herein are submitted for the general information of the owners of interest in State Farm Life Insurance Company Variable Life Separate Account or State Farm Life Insurance Company Variable Annuity Separate Account (the "Accounts"). This report is not authorized for distribution to prospective investors in either Account unless preceded or accompanied by an effective prospectus for the relevant Account. Interests in the Accounts are not deposits or obligations of, or guaranteed by, any bank or depository institution. Interests in the Accounts are not insured by the Federal Deposit Insurance Corporation, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested. For more information on either Account, including charges and expenses, call or write for a free prospectus. Read the prospectus carefully before you invest or send money.

                                   [LOGO]



                                 Issued By:

                      State Farm Life Insurance Company
                   (Not licensed in New York or Wisconsin)
               State Farm Life and Accident Assurance Company
                     (Licensed in New York and Wisconsin)
                       Home offices: Bloomington, Illinois


                          State Farm VP Management Corp.
                (Underwriter & Distributor of Variable Products)
                           One State Farm Plaza
                        Bloomington, Illinois 61710-0001
                                1-888/702-2307


231-3571-411H